                                                                  EXHIBIT 10.42


                                  ANCHOR GAMING
                                   (as Issuer)



                    9-7/8% Senior Subordinated Notes due 2008



                              ---------------------

                                    INDENTURE



                           DATED AS OF OCTOBER 17, 2000

                              ---------------------



                    U.S. TRUST COMPANY, NATIONAL ASSOCIATION
                                  (as Trustee)

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----
ARTICLE I            DEFINITIONS AND INCORPORATION BY REFERENCE...................................................1

   SECTION 1.1        DEFINITIONS.................................................................................1
   SECTION 1.2        OTHER DEFINITIONS..........................................................................24
   SECTION 1.3        INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT..........................................25
   SECTION 1.4        RULES OF CONSTRUCTION......................................................................25

ARTICLE II           THE NOTES...................................................................................26

   SECTION 2.1        FORM AND DATING............................................................................26
   SECTION 2.2        EXECUTION AND AUTHENTICATION...............................................................27
   SECTION 2.3        REGISTRAR, PAYING AGENT AND DEPOSITARY.....................................................27
   SECTION 2.4        PAYING AGENT TO HOLD MONEY IN TRUST........................................................27
   SECTION 2.5        HOLDER LISTS...............................................................................28
   SECTION 2.6.       TRANSFER AND EXCHANGE......................................................................28
   SECTION 2.7.       REPLACEMENT NOTES..........................................................................41
   SECTION 2.8.       OUTSTANDING NOTES..........................................................................41
   SECTION 2.9.       TREASURY NOTES.............................................................................41
   SECTION 2.10.      TEMPORARY NOTES............................................................................42
   SECTION 2.11.      CANCELLATION...............................................................................42
   SECTION 2.12.      DEFAULTED INTEREST.........................................................................42
   SECTION 2.13.      CUSIP NUMBERS..............................................................................43

ARTICLE III          REDEMPTION..................................................................................43

   SECTION 3.1        NOTICES TO TRUSTEE.........................................................................43
   SECTION 3.2.       SELECTION OF NOTES TO BE REDEEMED..........................................................43
   SECTION 3.3.       NOTICE OF REDEMPTION.......................................................................44
   SECTION 3.4.       EFFECT OF NOTICE OF REDEMPTION.............................................................45
   SECTION 3.5.       DEPOSIT OF REDEMPTION PRICE................................................................45
   SECTION 3.6.       NOTES REDEEMED IN PART.....................................................................45
   SECTION 3.7.       OPTIONAL REDEMPTION........................................................................45
   SECTION 3.8.       MANDATORY DISPOSITION OR REDEMPTION PURSUANT TO GAMING LAWS................................46

ARTICLE IV           COVENANTS...................................................................................47

   SECTION 4.1.       PAYMENT OF NOTES...........................................................................47
   SECTION 4.2.       MAINTENANCE OF OFFICE OR AGENCY............................................................47
   SECTION 4.3.       SEC REPORTS AND REPORTS TO HOLDERS.........................................................48
   SECTION 4.4.       COMPLIANCE CERTIFICATE.....................................................................48
   SECTION 4.5.       TAXES......................................................................................49
   SECTION 4.6.       STAY, EXTENSION AND USURY LAWS.............................................................49
   SECTION 4.7.       LIMITATION ON INCURRENCE OF ADDITIONAL DEBT AND ISSUANCE OF PREFERRED STOCK................49
   SECTION 4.8.       LIMITATION ON LIENS........................................................................52


                                       i

   SECTION 4.9.       LIMITATION ON RESTRICTED PAYMENTS..........................................................52
   SECTION 4.10.      LIMITATION ON DIVIDENDS AND OTHER PAYMENT RESTRICTIONS AFFECTING RESTRICTED SUBSIDIARIES...55
   SECTION 4.11.      LIMITATION ON BUSINESS ACTIVITIES..........................................................56
   SECTION 4.12.      LIMITATION ON TRANSACTIONS WITH AFFILIATES.................................................56
   SECTION 4.13.      LIMITATION ON ASSET SALES AND ISSUANCES AND SALES OF CAPITAL STOCK OF SUBSIDIARIES.........57
   SECTION 4.14.      REPURCHASE OF NOTES AT THE OPTION OF THE HOLDER UPON A CHANGE OF CONTROL...................59
   SECTION 4.15.      LIMITATION ON SENIOR SUBORDINATED DEBT.....................................................61
   SECTION 4.16.      ADDITIONAL GUARANTEES......................................................................61
   SECTION 4.17.      INVESTMENT COMPANY ACT COMPLIANCE..........................................................61
   SECTION 4.18.      LIMITATIONS ON SALE/LEASEBACK TRANSACTIONS.................................................61
   SECTION 4.19.      LIMITATIONS ON ISSUANCES OF GUARANTEES OF DEBT.............................................62
   SECTION 4.20.      LIMITATION ON PAYMENTS FOR CONSENT.........................................................62
   SECTION 4.21.      RESTRICTED AND UNRESTRICTED SUBSIDIARIES...................................................62
   SECTION 4.22.      LICENSE SUBSIDIARIES.......................................................................63

ARTICLE V            SUCCESSORS..................................................................................64

   SECTION 5.1.       MERGER, CONSOLIDATION OR SALE OF ASSETS....................................................64
   SECTION 5.2.       SUCCESSOR CORPORATION SUBSTITUTED..........................................................64

ARTICLE VI           DEFAULTS AND REMEDIES.......................................................................65

   SECTION 6.1.       EVENTS OF DEFAULT..........................................................................65
   SECTION 6.2.       ACCELERATION...............................................................................66
   SECTION 6.3.       OTHER REMEDIES.............................................................................67
   SECTION 6.4.       WAIVER OF PAST DEFAULTS....................................................................67
   SECTION 6.5.       CONTROL BY MAJORITY........................................................................68
   SECTION 6.6.       LIMITATION ON SUITS........................................................................68
   SECTION 6.7.       RIGHTS OF HOLDERS OF NOTES TO RECEIVE PAYMENT..............................................68
   SECTION 6.8.       COLLECTION SUIT BY TRUSTEE.................................................................68
   SECTION 6.9.       TRUSTEE MAY FILE PROOFS OF CLAIM...........................................................69
   SECTION 6.10.      PRIORITIES.................................................................................69
   SECTION 6.11.      UNDERTAKING FOR COSTS......................................................................70

ARTICLE VII          TRUSTEE.....................................................................................70

   SECTION 7.1.       DUTIES OF TRUSTEE..........................................................................70
   SECTION 7.2.       RIGHTS OF TRUSTEE..........................................................................71
   SECTION 7.3.       INDIVIDUAL RIGHTS OF TRUSTEE...............................................................72
   SECTION 7.4.       TRUSTEE'S DISCLAIMER.......................................................................72
   SECTION 7.5.       NOTICE OF DEFAULTS.........................................................................72
   SECTION 7.6.       REPORTS BY TRUSTEE TO HOLDERS OF THE NOTES.................................................72
   SECTION 7.7.       COMPENSATION AND INDEMNITY.................................................................73
   SECTION 7.8.       REPLACEMENT OF TRUSTEE.....................................................................74
   SECTION 7.9.       SUCCESSOR TRUSTEE BY MERGER, ETC...........................................................75
   SECTION 7.10.      ELIGIBILITY; DISQUALIFICATION..............................................................75

                                       ii

   SECTION 7.11.      PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY..........................................75

ARTICLE VIII         LEGAL DEFEASANCE AND COVENANT DEFEASANCE....................................................75

   SECTION 8.1.       OPTION TO EFFECT LEGAL DEFEASANCE OR COVENANT DEFEASANCE...................................75
   SECTION 8.2.       LEGAL DEFEASANCE AND DISCHARGE.............................................................76
   SECTION 8.3.       COVENANT DEFEASANCE........................................................................76
   SECTION 8.4.       CONDITIONS TO LEGAL OR COVENANT DEFEASANCE.................................................77
   SECTION 8.5.       DEPOSITED MONEY AND GOVERNMENT SECURITIES TO BE HELD IN TRUST; OTHER MISCELLANEOUS
                      PROVISIONS.................................................................................78
   SECTION 8.6.       REPAYMENT TO COMPANY.......................................................................79
   SECTION 8.7.       REINSTATEMENT..............................................................................79
   SECTION 8.8.       SATISFACTION AND DISCHARGE.................................................................79

ARTICLE IX           AMENDMENT, SUPPLEMENT AND WAIVER............................................................80

   SECTION 9.1.       WITHOUT CONSENT OF HOLDERS OF NOTES........................................................80
   SECTION 9.2.       WITH CONSENT OF HOLDERS OF NOTES...........................................................81
   SECTION 9.3.       COMPLIANCE WITH TRUST INDENTURE ACT........................................................82
   SECTION 9.4.       REVOCATION AND EFFECT OF CONSENTS..........................................................82
   SECTION 9.5.       NOTATION ON OR EXCHANGE OF NOTES...........................................................83
   SECTION 9.6.       TRUSTEE TO SIGN AMENDMENTS, ETC............................................................83

ARTICLE X            GUARANTEES..................................................................................84

   SECTION 10.1.      GUARANTEES.................................................................................84
   SECTION 10.2.      EXECUTION AND DELIVERY OF GUARANTEES.......................................................85
   SECTION 10.3.      GUARANTORS MAY CONSOLIDATE, ETC., ON CERTAIN TERMS.........................................86
   SECTION 10.4.      RELEASE OF GUARANTORS......................................................................86
   SECTION 10.5.      LIMITATION OF GUARANTOR'S LIABILITY; CERTAIN BANKRUPTCY EVENTS.............................87
   SECTION 10.6.      APPLICATION OF CERTAIN TERMS AND PROVISIONS TO THE GUARANTORS..............................87
   SECTION 10.7.      SUBORDINATION OF GUARANTEES................................................................88

ARTICLE XI           SUBORDINATION...............................................................................88

   SECTION 11.1.      NOTES SUBORDINATE TO SENIOR DEBT...........................................................88
   SECTION 11.2.      NO PAYMENT ON NOTES IN CERTAIN CIRCUMSTANCES...............................................89
   SECTION 11.3.      NOTES SUBORDINATE TO PRIOR PAYMENT OF ALL SENIOR DEBT ON DISSOLUTION, LIQUIDATION OR
                      REORGANIZATION.............................................................................90
   SECTION 11.4.      HOLDERS TO BE SUBROGATED TO RIGHTS OF HOLDERS OF SENIOR DEBT...............................90
   SECTION 11.5.      OBLIGATIONS OF THE COMPANY AND THE GUARANTORS UNCONDITIONAL................................91
   SECTION 11.6.      TRUSTEE ENTITLED TO ASSUME PAYMENTS NOT PROHIBITED IN ABSENCE OF NOTICE....................91
   SECTION 11.7.      APPLICATION BY TRUSTEE OF ASSETS DEPOSITED WITH IT.........................................92
   SECTION 11.8.      SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF THE COMPANY, THE GUARANTORS OR
                      HOLDERS OF SENIOR DEBT.....................................................................92
   SECTION 11.9.      HOLDERS AUTHORIZE TRUSTEE TO EFFECTUATE SUBORDINATION OF NOTES.............................93
   SECTION 11.10.     RIGHTS OF TRUSTEE TO HOLD SENIOR DEBT......................................................93
   SECTION 11.11.     ARTICLE XI NOT TO PREVENT EVENTS OF DEFAULT................................................93


                                       iii

   SECTION 11.12.     NO FIDUCIARY DUTY OF TRUSTEE TO HOLDERS OF SENIOR DEBT.....................................94
   SECTION 11.13.     NOTICE BY COMPANY..........................................................................94

ARTICLE XII          MISCELLANEOUS...............................................................................94

   SECTION 12.1.      TRUST INDENTURE ACT CONTROLS...............................................................94
   SECTION 12.2.      NOTICES....................................................................................94
   SECTION 12.3.      COMMUNICATION BY HOLDERS OF NOTES WITH OTHER HOLDERS OF NOTES..............................95
   SECTION 12.4.      CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.........................................96
   SECTION 12.5.      STATEMENTS REQUIRED IN CERTIFICATE OR OPINION..............................................96
   SECTION 12.6.      RULES BY TRUSTEE AND AGENTS................................................................96
   SECTION 12.7.      NO PERSONAL LIABILITY OF DIRECTORS, OFFICERS, EMPLOYEES AND STOCKHOLDERS...................96
   SECTION 12.8.      GOVERNING LAW..............................................................................97
   SECTION 12.9.      NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS..............................................97
   SECTION 12.10.     SUCCESSORS.................................................................................97
   SECTION 12.11.     SEVERABILITY...............................................................................97
   SECTION 12.12.     COUNTERPART ORIGINALS......................................................................97
   SECTION 12.13.     TABLE OF CONTENTS, HEADINGS, ETC...........................................................97

                              CROSS-REFERENCE TABLE

     TIA SECTION                                                                                  INDENTURE SECTION
     -----------                                                                                  -----------------
      310(a)(1)................................................................................................7.10
         (a)(2)................................................................................................7.10
         (a)(3)................................................................................................N.A.
         (a)(4)................................................................................................N.A.
         (a)(5)...........................................................................................7.8; 7.10
         (b)........................................................................................7.8; 7.10; 12.2
         (c)...................................................................................................N.A.
      311(a)...................................................................................................7.11
         (b)...................................................................................................7.11
         (c)...................................................................................................N.A.
      312(a)....................................................................................................2.5
         (b)...................................................................................................12.3
         (c)...................................................................................................12.3
      313(a)....................................................................................................7.6
         (b)(1)................................................................................................N.A.
         (b)(2).................................................................................................7.6
         (c)..............................................................................................7.6; 12.2
         (d)....................................................................................................7.6
      314(a).........................................................................................4.3; 4.4; 12.2
         (b)...................................................................................................N.A.
         (c)(1)................................................................................................12.4
         (c)(2)................................................................................................12.4
         (c)(3)................................................................................................N.A.
         (d)...................................................................................................N.A.
         (e)...................................................................................................12.5
         (f)...................................................................................................N.A.
      315(a).................................................................................................7.1(b)
         (b)..............................................................................................7.5; 12.2
         (c).................................................................................................7.1(a)
         (d).................................................................................................7.1(c)
         (e)...................................................................................................6.11
      316(a)(last sentence).....................................................................................2.9
         (a)(1)(A)..............................................................................................6.5
         (a)(1)(B)..............................................................................................6.4
         (a)(2)................................................................................................N.A.
         (b)....................................................................................................6.7
      317(a)(1).................................................................................................6.8
         (a)(2).................................................................................................6.9
         (b)....................................................................................................2.4
      318(a)...................................................................................................12.1
         (c)...................................................................................................12.1

-------------------------

N.A. means not applicable
*This cross-reference table shall not, for any purpose, be deemed to be part of this Indenture.

         INDENTURE, dated as of October 17, 2000, between Anchor Gaming, a Nevada corporation (the "Company"), the Guarantors party hereto (the "Guarantors") and U.S. Trust Company, National Association, as trustee (the "Trustee").

         The Company and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders of the Company's 9-7/8% Series A Senior Subordinated Notes due 2008 (the "Series A Notes") and the Company's 9-7/8% Series B Senior Subordinated Notes due 2008 (the "Series B Notes" and, together with the Series A Notes, the "Notes"):

                                    ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.1         DEFINITIONS.

         "144A GLOBAL NOTE" means one or more Global Notes bearing the Private Placement Legend, that will be issued in an aggregate amount of denominations equal in total to the outstanding principal amount of the Notes sold to the Initial Purchasers or resold in reliance on Rule 144A.

         "ACCRUED BANKRUPTCY INTEREST" means, with respect to any Debt, all interest accruing thereon after the filing of a petition by or against the Company or any of its Subsidiaries under any Bankruptcy Law, in accordance with and at the rate (including any rate applicable upon any default or event of default, to the extent lawful) specified in the documents evidencing or governing such Debt, whether or not the claim for such interest is allowed as a claim after such filing in any proceeding under such Bankruptcy Law.

         "ACQUIRED DEBT" means, with respect to any Person, (i) Debt of any other Person existing at the time such other Person is merged with or into or became a Subsidiary of such Person and (ii) Debt secured by a Lien encumbering any asset acquired by such Person, other than, in any such case, Debt incurred in connection with, or in contemplation of, such other Person merging with or into or becoming a Subsidiary of such Person or such asset being acquired by such Person.

         "ADDITIONAL ASSETS" means (i) any long-term operating property or assets (excluding Debt and Capital Stock) to be used in a Permitted Business,
(ii) the Capital Stock of a Person that becomes a Restricted Subsidiary as a result of the acquisition of such Capital Stock by the Company or another Restricted Subsidiary or (iii) Capital Stock constituting a minority interest in any Person that at such time is a Restricted Subsidiary; PROVIDED, however, that any such Restricted Subsidiary is primarily engaged in a Permitted Business.

         "ADDITIONAL INTEREST" means all additional interest then owing pursuant to the Registration Rights Agreement.

         "AFFILIATE" means, with respect to any Person, any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such Person or, solely for purposes of Section 4.12, any Person who is a director or officer of such Person, of any Subsidiary of such Person or of any Person described above. For purposes of this definition,

"control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; PROVIDED that, beneficial ownership of 10% or more of the Voting Stock of a Person shall be deemed to be control. The terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "AGENT" means any Registrar, Paying Agent or co-registrar.

         "ANCHOR-IGT JOINT VENTURE" means the Nevada general partnership formed pursuant to that certain Joint Venture Agreement, dated December 6, 1996, by and between IGT and Anchor Games d/b/a Anchor Coin, a Nevada corporation and wholly owned Subsidiary of the Company, as the same may be amended from time to time, pursuant to which the Company and IGT develop, integrate, manufacture and distribute proprietary gaming concepts, primarily on wide area progressive systems.

         "APPLICABLE PROCEDURES" means, with respect to any transfer or exchange of or for beneficial interests in any Global Note, the rules and procedures of the Depositary, Euroclear and Clearstream that apply to such transfer or exchange at the relevant time.

         "ASSET SALE AGREEMENTS" means, collectively, that certain Asset Purchase Agreement, dated as of September 24, 2000, between Nuevo Sol Turf Club, Inc. and My Way Holdings, LLC and that certain Assignment of Membership Interests, dated as of September 24, 2000, between the Company and My Way Holdings, LLC, pursuant to which the Company shall transfer the Racetrack Assets to My Way Holdings, LLC for a purchase price equal to $66.0 million.

         "ASSET SALE" means (i) the sale, lease or other disposition of any properties (real or personal) or other assets (including by way of Sale/Leaseback Transaction), by the Company or any Restricted Subsidiary or (ii) the sale by the Company or any Restricted Subsidiary, or the issuance or sale by any Guarantor, of Equity Interests of any Restricted Subsidiary, PROVIDED, in any such case, whether in a single transaction or in a series of related transactions, such assets or Equity Interests have a fair market value in excess of $5.0 million or are disposed of, sold or issued for net proceeds in excess of $5.0 million.

         Notwithstanding the foregoing, the following will not constitute "Asset Sales:"

                           (a) the sale, lease or other disposition of all or substantially all of the assets of the Company and its Restricted Subsidiaries taken as a whole, which will be governed by
         Section 4.14 and Article V and not by Section 4.13;

                           (b) a transfer of assets by the Company to a Wholly-Owned Restricted Subsidiary or by a Restricted Subsidiary to the Company or to a Wholly-Owned Restricted Subsidiary;

                           (c) an issuance of Equity Interests by a Restricted Subsidiary to the Company or to a Wholly-Owned Restricted Subsidiary or to directors as director qualifying shares;

                           (d) a Restricted Payment that is permitted under Section 4.9;

                           (e) sales of inventory in the ordinary course of business;

                           (f)      a Qualified AWI Asset Transfer;

                           (g) sales, transfers or other dispositions of equipment that has become worn out, obsolete or damaged or otherwise unsuitable for use in connection with the business of the Company and the Restricted Subsidiaries, in each case, in the ordinary course of business or pursuant to an established program for the maintenance and upgrading of equipment; and

                           (h) the transfer of the Racetrack Assets in consideration for retirement of the Stock Purchase Debt, pursuant to the terms and conditions of the Asset Sale Agreements and the Stock Purchase Debt.

         "ATTRIBUTABLE DEBT" means, with respect to any Sale/Leaseback Transaction, at any date of determination, the present value (discounted at the rate of interest required to be used under GAAP) of the obligation of the lessee for net rental payments during the remaining term of the lease (including any period for which such lease has been extended or may, at the option of the lessor, be extended), whether such lease is a Capitalized Lease or an operating lease. "Net rental payments" under any lease for any period means the sum of such rental and other non-contingent payments required to be paid in such period by the lessee thereunder.

         "AWI" means Automated Wagering International, Inc., a Delaware corporation.

         "BANKRUPTCY CODE" means the United States Bankruptcy Code, codified at 11 U.S.C. Section.101-1330, as amended.

         "BENEFICIAL OWNER" or "BENEFICIAL OWNER" for purposes of the definition of "Change of Control" and "Affiliate" has the meaning attributed to such term in Rules 13d-3 and 13d-5 under the Exchange Act (as in effect on the Issue
Date), whether or not applicable, except that a "person" shall be deemed to have "beneficial ownership" of all shares that any such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time.

         "BOARD OF DIRECTORS" means, with respect to any Person, the board of directors (or any similar governing body) of such Person, or unless the context otherwise requires, any authorized committee of the board of directors (or such body) of such Person. Unless otherwise specified, "Board of Directors" means the Board of Directors of the Company.

         "BROKER-DEALER" means any broker-dealer that receives Exchange Notes for its own account in the Exchange Offer in exchange for Notes that were acquired by such broker-dealer as a result of market-making or other trading activities.

         "BUSINESS DAY" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York, New York (or the city in which the Corporate Trust Office of the Trustee or other place of payment is located) are authorized or obligated by law, regulation or executive order to remain closed.

         "CAPITALIZED LEASE" means, as applied to any Person, any lease of any property (whether real, personal or mixed) under which the rental obligations of such Person as lessee, in conformity with GAAP, is required to be capitalized on the balance sheet of such Person.

         "CAPITAL LEASE OBLIGATION" means, at any time of determination, the amount of the liability in respect of a Capitalized Lease that would at such time be required to be capitalized on a consolidated balance sheet in accordance with GAAP.

         "CAPITAL STOCK" means: (i) in the case of a corporation, common or other corporate stock; (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock; (iii) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

         "CASH EQUIVALENTS" means:

                  (i)      United States dollars;

                  (ii) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof having maturities of not more than six months from the date of acquisition;

                  (iii) certificates of deposit and eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any domestic commercial bank having capital and surplus in excess of $500 million and a Keefe Bank Watch Inc. rating of "B" or better;

                  (iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses
         (ii) and (iii) above entered into with any financial institution meeting the qualifications specified in clause (iii) above;

                  (v) commercial paper having the highest rating obtainable from Moody's or S&P and in each case maturing within six months after the date of acquisition;

                  (vi) interest in money market mutual funds which invest solely in assets or securities of the type described in subparagraphs
         (i) through (v) hereof; and

                  (vii) other items defined as cash or its equivalent in the Senior Credit Facility.

         "CHANGE OF CONTROL" means any of the following:

                  (i) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) becoming the "beneficial owner" (as defined in Rule 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total voting power of the Voting Stock of the Company;

                  (ii) any sale, transfer, assignment, lease, conveyance or other disposition, directly or indirectly, of all or substantially all of the assets of the Company and its Subsidiaries, considered as a whole, in one transaction or a series of related transactions, to another Person (other than a disposition of such assets as an entirety or virtually as an entirety to one or more Wholly-Owned Restricted Subsidiaries that are Guarantors) shall have occurred, or the Company merges, consolidates or amalgamates with or into any Person or any other Person merges, consolidates or amalgamates with or into the Company, in any event pursuant to a transaction in which the outstanding Voting Stock of the Company is reclassified into or exchanged for cash, securities or other property, other than a transaction where the outstanding Voting Stock of the Company is reclassified into or exchanged for other Voting Stock of the Company or for Voting Stock of the surviving or resulting corporation, and the holders of the Voting Stock of the Company immediately prior to such transaction own, directly or indirectly, not less than a majority of the Voting Stock of the Company or the surviving corporation immediately after such transaction;

                  (iii) any sale, transfer, assignment, lease, conveyance or other disposition, directly or indirectly, of all or substantially all of the interests of the Company and its Subsidiaries in the Anchor-IGT Joint Venture, in one transaction or a series of related transactions, to another Person including IGT (other than a disposition of such assets as an entirety or virtually as an entirety to one or more Wholly-Owned Restricted Subsidiaries that are Guarantors) shall have occurred;

                  (iv) the liquidation or dissolution of the Company or approval by the Board of Directors of such event, other than for effecting a reincorporation of the Company; or

                  (v) the replacement of a majority of the Board of Directors over a two-year period from the directors who constituted the Board of Directors at the beginning of such period, and the election or nomination for election of such replacements shall not have been approved by a vote of at least a majority of the Board of Directors or the duly constituted nominating committee of the Board of Directors then still in office who either were members of such Board of Directors at the beginning of such period or whose election or nomination as a member of such Board of Directors was previously so approved.

For purposes of clause (i) of this definition, a "person" or "group" referred to in such clause shall be deemed to beneficially own all Voting Stock of a specified corporation held by a parent corporation, if such person or group "beneficially owns" (as defined in this definition), directly or indirectly, in the aggregate a majority of the total voting power of the Voting Stock of such parent corporation.

         "CLEARSTREAM" means Clearstream Banking, societe anonyme, Luxembourg.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COMMISSION" means the Securities and Exchange Commission or any successor agency.

         "CONSOLIDATED EBITDA" means, with respect to the Company for any period: (i) the Consolidated Net Income of the Company for such period, PLUS
(ii) provision for taxes based on income or profits of the Company and its Restricted Subsidiaries for such period, to the extent that such provision for taxes was deducted in computing such Consolidated Net Income, PLUS (iii) consolidated interest expense of the Company and its Restricted Subsidiaries (and the Anchor-IGT Joint Venture to the extent attributable to the portion of the Net Income of the Anchor-IGT Joint Venture included in the definition of "Consolidated Net Income" pursuant to clause (i) thereof) for such period, whether paid or accrued and whether or not capitalized (including amortization of debt issuance costs and original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, imputed interest with respect to Attributable Debt, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings or any receivables facility, and net payments (if any) pursuant to Hedging Obligations), to the extent that any such expense was deducted in computing such Consolidated Net Income;, PLUS (iv) depreciation, amortization (including amortization of goodwill and other intangibles but excluding amortization of prepaid cash expenses that were paid in a prior period) and other non-cash expenses (excluding any such non-cash expense to the extent that it represents an accrual of or reserve for cash expenses in any future period or amortization of a prepaid cash expense that was paid in a prior period) of the Company and its Restricted Subsidiaries (and the Anchor-IGT Joint Venture to the extent attributable to the portion of the Net Income of the Anchor-IGT Joint Venture included in the definition of "Consolidated Net Income" pursuant to clause (i) thereof) for such period, to the extent that such depreciation, amortization and other non-cash expenses were deducted in computing such Consolidated Net Income, MINUS (v) non-cash items increasing such Consolidated Net Income for such period; in each case, on a consolidated basis and determined in accordance with GAAP.

         Notwithstanding the foregoing, the provision for taxes on the income or profits of, and the depreciation and amortization and other non-cash expenses of, a Subsidiary of the Company shall be added to Consolidated Net Income to compute Consolidated EBITDA only to the extent (and in the same proportion as) the Net Income of such Subsidiary was included in calculating the Consolidated Net Income of the Company and only if a corresponding amount would be permitted at the date of determination to be dividended or distributed to the Company by such Subsidiary without prior governmental approval (that has not been obtained), and without direct or indirect restriction pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and regulations applicable to that Subsidiary or the holders of its Equity Interests.

         "CONSOLIDATED NET INCOME" means, with respect to the Company for any period, the aggregate of the Net Income of the Company and its Restricted Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; PROVIDED that:

                  (i) the positive Net Income of any Person that is not the Company or a Restricted Subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid in cash to the Company or a Wholly-Owned Restricted Subsidiary prior to the date which is 45 days following the last day of such period;

                  (ii) the positive Net Income of any Restricted Subsidiary shall be excluded to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of that Net Income is not at the date of determination permitted without any prior governmental approval (that has not been obtained) or, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or regulation applicable to that Restricted Subsidiary or the holders of its Equity Interests;

                  (iii) the Net Income of the Company acquired in a pooling of interests transaction for any period before the date of such acquisition shall be excluded; and

                  (iv) the cumulative effect of changes in accounting principles shall be excluded.

         "CORPORATE TRUST OFFICE" shall be at the address of the Trustee specified in Section 12.2 or such other address as to which the Trustee may give notice to the Company; PROVIDED, that for purposes of complying with Section 2.3 such address shall be U.S. Trust Company of New York, 30 Broad Street, 14th Floor, New York, New York 10004, Attention: Corporate Trust Operations. All notices by the Company sent to the Trustee at its Corporate Trust Office in the Borough of Manhattan, The City of New York shall also be sent to the Trustee at the address set forth in Section 12.2.

         "CURRENCY AGREEMENT" means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement to which the Company or any Restricted Subsidiary is a party or of which it is a beneficiary and that is designed to protect the Company or such Restricted Subsidiary against currency risks incurred in the ordinary course of business.

         "DEBT" means, with respect to any Person (without duplication):

                  (i) any indebtedness of such Person, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures, contracts of surety (or reimbursement agreements in respect thereof) or similar instruments or letters of credit (or reimbursement agreements in respect thereof) or banker's acceptances or representing Capital Lease Obligations or the balance deferred and unpaid of the purchase price of any property or representing any Hedging Obligations, except any such balance that constitutes an accrued expense or trade payable not overdue by more than 60 days, if and to the extent any of the foregoing indebtedness (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP;

                  (ii) all indebtedness under clause (i) of other Persons secured by a Lien on any asset of such Person (whether or not such indebtedness is assumed by such Person); and

                  (iii) to the extent not otherwise included, the guarantee by such Person of any indebtedness under clause (i) of any other Person.

The amount of any Debt outstanding as of any date shall be the accreted value thereof, in the case of any Debt that does not require current payments of interest, and the principal amount thereof, together with any interest thereon that is more than 30 days past due, in the case of any other Debt. The amount of any contingent Debt described in clause (ii) or
(iii) above shall be the maximum liability to which such Person or its assets may be subject upon the occurrence of the contingency giving rise to the obligation.

         "DEFAULT" means any event that, with the passage of time or the giving of notice or both, would be an Event of Default.

         "DEFINITIVE NOTE" means one or more certificated Notes registered in the name of the Holder thereof and issued in accordance with Section 2.6, in the form of Exhibit A hereto.

         "DEPOSITARY" means, with respect to the Notes issuable or issued in whole or in part in global form, the Person specified in Section 2.3 as the Depositary with respect to the Notes, until a successor will have been appointed and become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" will mean or include such successor.

         "DESIGNATED NON-CASH CONSIDERATION" means any securities, notes or other obligations received by the Company or any Restricted Subsidiary consummating an Asset Sale from the transferee of assets to the extent that such securities, notes or other obligations (i) constitute Restricted Payments permitted under Section 4.9(a) (and are thereafter included in computations under clause (iv)(C) thereof (subject to reduction thereafter to the extent such securities, notes or other obligations are converted into cash)) and (ii) are designated as Designated Non-Cash Consideration pursuant to an Officer's Certificate delivered to the Trustee within 30 days after consummation of such Asset Sale. For purposes of making determinations of the amount of Designated Non-Cash Consideration, such amount will be equal to the fair market value thereof and will be set forth in such Officer's Certificate.

         "DESIGNATED SENIOR DEBT" means any Debt outstanding under the Senior Credit Facility and any other Senior Debt permitted under this Indenture the amount of which is $10.0 million or more and that has been designated by the Company as "Designated Senior Debt" by notice to the trustee.

         "DISQUALIFIED EQUITY INTERESTS" means Disqualified Stock and all warrants, options or other rights to acquire Disqualified Stock.

         "DISQUALIFIED STOCK" means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), including upon the happening of any event, or at the option of the holder thereof, in whole or in part,

                  (i) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, on or before the date that is 91 days after the date on which the Notes mature; or

                  (ii) is convertible into or exchangeable for Capital Stock referred to in this definition or into or for Debt that requires any payment of principal on or prior to the date that is 91 days after the Stated Maturity of the Notes.

Notwithstanding the preceding sentence, any Capital Stock that would constitute Disqualified Stock solely because the holders thereof have the right to require the Company to repurchase such Capital Stock upon the occurrence of a change of control or an asset sale shall not constitute

Disqualified Stock if the terms of such Capital Stock provide that the Company may not repurchase or redeem any such Capital Stock pursuant to such provisions unless such repurchase or redemption complies with Section 4.9.

         "DISTRIBUTION COMPLIANCE PERIOD" means the 40-day restricted period provided for in Regulation S.

         "EQUITY INTERESTS" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

         "EUROCLEAR" means Morgan Guaranty Trust Company of New York, Brussels office, or its successor, as operator of the Euroclear system.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "EXCHANGE NOTES" means Series B Notes issued pursuant to an Exchange Offer.

         "EXCHANGE OFFER" means an offer that may be made by the Company pursuant to the Registration Rights Agreement to exchange Exchange Notes for Series A Notes.

         "EXCHANGE OFFER REGISTRATION STATEMENT" shall have the meaning set forth in the Registration Rights Agreement.

         "EXCLUDED SUBSIDIARY" means (i) Colorado Grande Enterprises, Inc., a Colorado corporation as long as any Equity Interests of such corporation are owned by a Person that is not the Company or a Restricted Subsidiary, (ii) Anchor Partners LLC, a Massachusetts limited liability company, as long as any Equity Interests of such limited liability company are owned by a Person that is not the Company or a Restricted Subsidiary and (iii) the Company's non-U.S. Subsidiaries whose only tangible assets are located in foreign nations and their U.S. holding companies, PROVIDED such holding companies have no other assets or operations and PROVIDED, FURTHER, that if any Excluded Subsidiary becomes subject to the covenants in the Senior Credit Facility applicable to guarantors of that Senior Credit Facility or grants any Liens to secure the Senior Credit Facility, such Excluded Subsidiary will thereafter not be an Excluded Subsidiary.

         "EXISTING DEBT" means up to $4.0 million in aggregate principal amount of Debt of the Company and its Restricted Subsidiaries (other than Debt under the Senior Credit Facility or the Pala Facility Guarantee) in existence on the Issue Date, until such amounts are repaid.

         "FAIR MARKET VALUE" means, with respect to any asset or property, the price that could be negotiated in an arm's-length, free market transaction, for cash, between a willing seller and a willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction. Except as otherwise expressly provided in this Indenture, "fair market value" shall be as determined in good faith by the Board of Directors, whose determination shall be conclusive if evidenced by a Board Resolution of the Board of Directors delivered to the trustee.

         "FIXED CHARGES" means, with respect to the Company for any period, the sum, without duplication, of:

                  (i) the consolidated interest expense of the Company and its Restricted Subsidiaries (and the Anchor-IGT Joint Venture to the extent attributable to the portion of the Net Income of the Anchor-IGT Joint Venture included in the definition of "Consolidated Net Income" pursuant to clause (i) thereof) for such period, whether paid or accrued (including amortization of original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, imputed interest with respect to Attributable Debt, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings or any receivables facility, and net payments (if any) pursuant to Hedging Obligations); PLUS

                  (ii) the consolidated interest expense of the Company and its Restricted Subsidiaries (and the Anchor-IGT Joint Venture to the extent attributable to the portion of the Net Income of the Anchor-IGT Joint Venture included in the definition of "Consolidated Net Income" pursuant to clause (i) thereof) that was capitalized during such period; PLUS

                  (iii) any interest expense on Debt of another Person that is guaranteed by the Company or one of its Restricted Subsidiaries or secured by a Lien on assets of the Company or one of its Restricted Subsidiaries (whether or not such guarantee or Lien is called upon); PLUS

                  (iv) the product of (a) all dividend payments, whether or not in cash, on any series of Preferred Stock of the Company or any of its Restricted Subsidiaries, other than dividend payments on Equity Interests payable solely in Qualified Equity Interests of the Company (unless made to the Company or a Wholly-Owned Subsidiary), MULTIPLIED BY (b) a fraction, the numerator of which is one and the denominator of which is one MINUS the then current combined federal, state and local statutory tax rate of such Person, expressed as a decimal;

in each case, on a consolidated basis and in accordance with GAAP.

         "FIXED CHARGE COVERAGE RATIO" means with respect to the Company for any period, the ratio of the Consolidated EBITDA of the Company for that period to the Fixed Charges of the Company for such period. If the Company or any of its Restricted Subsidiaries incurs, repays or redeems any Debt (other than revolving credit borrowings) or issues or redeems Preferred Stock subsequent to the commencement of the period for which the Fixed Charge Coverage Ratio is being calculated but on or before the date on which the event occurs for which the calculation of the Fixed Charge Coverage Ratio is made (the "Calculation Date"), then the Fixed Charge Coverage Ratio shall be calculated giving pro forma effect to such incurrence, repayment or redemption of Debt, or such issuance or redemption of Preferred Stock, as if the same had occurred at the beginning of the applicable four-quarter reference period. In addition, for purposes of making the computation referred to above:

                  (i) acquisitions of a company or business that have been made by the Company or any of its Restricted Subsidiaries, including through mergers or consolidations and including any related financing transactions, during the four-quarter reference period or subsequent to such reference period and on or before the Calculation

         Date shall be deemed to have occurred on the first day of the four-quarter reference period and Consolidated EBITDA for such reference period shall be calculated without giving effect to clause
         (iii) of the proviso set forth in the definition of "Consolidated Net Income;"

                  (ii) the Consolidated EBITDA attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of before the Calculation Date, shall be excluded; and

                  (iii) the Fixed Charges attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of before the Calculation Date, shall be excluded, but only to the extent that the obligations giving rise to such Fixed Charges will not be obligations of the Company or any of its Restricted Subsidiaries following the Calculation Date.

         "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time, including those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession. All financial calculations and determinations contemplated by this Indenture shall be made in conformity with GAAP.

         "GAMING AUTHORITY" means the Nevada Gaming Commission, the Nevada Gaming Control Board or any agency of any state, county, city or other political subdivision which has, or may at any time after the Issue Date have, jurisdiction over all or any portion of the gaming activities of the Company or any of its Subsidiaries or any successor to such authority.

         "GAMING ROUTE GUARANTEES" means guarantees by the Company or a Restricted Subsidiary, in the ordinary course of business consistent with past practice, of obligations incurred by operators of facilities at which the Company and its Restricted Subsidiaries conduct gaming machine route operations and which are directly related to the operation of such facilities.

         "GLOBAL NOTES" means one or more Notes in the form attached hereto as Exhibit A, issued under this Indenture, that is deposited with or on behalf of and registered in the name of the Depositary or its nominee.

         "GLOBAL NOTE LEGEND" means the legend set forth in Section 2.6(g)(ii), which is required to be placed on all Global Notes issued under this Indenture.

         "GOVERNMENTAL AUTHORITY" means any agency, authority, board, bureau, commission, department, office or instrumentality of any nature whatsoever of any city or other political subdivision or otherwise and whether now or hereafter in existence, or any officer or official thereof.

         "GOVERNMENT SECURITIES" means non-callable direct obligations of, or obligations guaranteed by, the United States of America for the payment of which guarantee or obligations the full faith and credit of the United States is pledged.

         "GUARANTEE" means a direct or indirect guarantee by any Person of any Debt of any other Person and includes any obligation, direct or indirect, contingent or otherwise, of such Person:

                  (i) to purchase or pay (or advance or supply funds for the purchase or payment of) Debt of such other Person (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services (unless such purchase arrangements are on arm's-length terms and are entered into in the ordinary course of business), to take-or-pay, or to maintain financial statement conditions or otherwise); or

                  (ii) entered into for purposes of assuring in any other manner the obligee of such Debt of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part).

The terms "guarantee," when used as a verb, and "guaranteed" have correlative meanings.

         "GUARANTEE" means any guarantee of the obligations under the Notes and this Indenture issued pursuant to Article X or a supplemental indenture hereto as contemplated by Section 4.16.

         "GUARANTORS" means each of the Restricted Subsidiaries of the Company (other than Excluded Subsidiaries), including on the Issue Date Anchor Coin, Anchor Native American Gaming Corporation, Anchor Pala Development LLC, Anchor Pala Management LLC, Automated Wagering International, Inc. C.G. Investments, Inc., DD Stud, Inc., Dynatote of Pennsylvania, Inc., Green Mountain Entertainment, Inc., Nuevo Sol Turf Club, Inc., Powerhouse Technologies, Inc., Raven's D&R Music Systems, Inc., United Tote Company, United Wagering Systems, Inc., VLC, INC., and VLC of Nevada, Inc.; any other Subsidiary that executes a Guarantee in accordance with the provisions of this Indenture; and their respective successors and assigns.

         "HEDGING OBLIGATIONS" means, with respect to any Person, the obligations of such Person under Interest Rate Agreements or Currency Agreements.

         "HOLDER" means a Person in whose name a Note is registered on the Registrar's books.

         "IAI GLOBAL NOTE" means one or more Global Notes bearing the Private Placement Legend that will be issued in an aggregate amount of denominations equal to the total outstanding principal amount of the Notes sold to Institutional Accredited Investors.

         "IGT" means International Game Technology, a Nevada corporation.

         "INCUR" with respect to any Debt is defined in Section 4.7(a). The term "incurrence" has a correlative meaning. If a Person becomes a Subsidiary upon acquisition of all or a part of its Capital Stock by the Company or any Restricted Subsidiary, all Debt of such Person is considered "incurred" upon closing of such acquisition. In addition, if an asset is acquired by the Company or any Restricted Subsidiary, any Debt secured by such asset is considered "incurred" upon closing of such acquisition, whether or not such Debt is assumed.

         "INDENTURE" means this Indenture, as amended or supplemented from time to time in accordance with the terms hereof.

         "INDEPENDENT" means, with respect to any person, that:

                  (i)      such person is in fact independent;

                  (ii) does not have any direct financial interest or any material indirect financial interest in the Company or any of its Subsidiaries, or in any Affiliate of the Company or any of its Subsidiaries (other than as a result of holding securities of the Company); and

                  (iii) is not an officer, employee, promoter, underwriter, trustee, partner or person performing similar functions for the Company or any of its Subsidiaries.

         "INDIRECT PARTICIPANT" means an entity that, with respect to DTC, clears through or maintains a direct or indirect, custodial relationship with a Participant.

         "INITIAL PURCHASERS" mean the initial purchasers of the Series A Notes under the Purchase Agreement, dated October 11, 2000, with respect to the Series A Notes.

         "INSTITUTIONAL ACCREDITED INVESTOR" means an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, who is not also a QIB.

         "INTEREST PAYMENT DATE" means the stated due date of an installment of interest on the Notes.

         "INTEREST RATE AGREEMENT" means any interest rate swap agreement, interest rate cap agreement, repurchase agreement, futures contract or other financial agreement or arrangement designed to protect the Company or any Guarantor against fluctuations in interest rates.

         "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940, as amended.

         "INVESTMENTS" means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the forms of direct or indirect loans, advances or other extensions of credit (including guarantees of Debt or other obligations but excluding commission, travel, payroll, entertainment and similar advances to officers and employees made in the ordinary course of business), capital contributions or purchases or other acquisitions for consideration of Debt, Equity Interests or other securities, together with all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP. The amount of any Investment shall be the fair market value thereof on the date such Investment is made. If the Company or any Subsidiary sells or otherwise disposes of any Equity Interests of any direct or indirect Subsidiary such that, after giving effect to any such sale or disposition, such Person is no longer a Subsidiary, the Company shall be deemed to have made an Investment on the date of any such sale or other disposition equal to the fair market value of the Equity Interests of such Subsidiary not sold or disposed of in an amount determined as provided in
Section 4.9(c).

         "ISSUE DATE" means the date on which the Series A Notes are originally issued under this Indenture.

         "LEGAL HOLIDAY" means a Saturday, a Sunday or a day on which banking institutions in the City of New York, or the city in which the Corporate Trust Office of the Trustee is located, or at a place of payment, are authorized by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

         "LETTER OF TRANSMITTAL" means the letter of transmittal to be prepared by the Company and sent to all Holders of the Notes for use by such Holders in connection with the Exchange Offer.

         "LICENSE SUBSIDIARY" means Anchor Coin, Powerhouse Technologies, Inc., VLC, Inc., VLC of Nevada, Inc., and any future Subsidiary that holds any gaming license from any Gaming Authority requiring approval for the incurrence of Debt of such Subsidiary or the incurring of any Lien on the Capital Stock of such Subsidiary.

         "LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

         "MOODY'S" means Moody's Investors Service, Inc. and its successors.

         "NET INCOME" means, with respect to any Person, the net income (or loss) of such Person, determined in accordance with GAAP and before any reduction in respect of Preferred Stock dividends, excluding, however:

                  (i) any gain or loss, together with any related provision (or credit) for taxes on such gain or loss, realized in connection with: (a) (1) if the referent Person is the Company, any Asset Sale (including dispositions pursuant to Sale/Leaseback Transactions) or any disposition or transfer of assets to any Unrestricted Subsidiary or Excluded Subsidiary of the Company or (2) if the referent Person is not the Company, any sale or other disposition of assets outside the ordinary course of business, (b) the disposition of any securities or (c) the extinguishment of any Debt;

                  (ii) any extraordinary gain or loss, together with any related provision (or credit) for taxes on such extraordinary gain or loss; and

                  (iii) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of Net Income at any time following the beginning of the first fiscal quarter commencing after the Issue Date.

         "NET PROCEEDS" means the aggregate cash or Cash Equivalent proceeds received by the Company or any of its Restricted Subsidiaries in respect of any Asset Sale (including any cash received upon the collection, sale or other disposition of any non-cash consideration received in any Asset Sale), net of:

                  (i) the direct costs relating to such Asset Sale (including legal, accounting and investment banking fees and sales commissions);

                  (ii)     any relocation expenses incurred as a result thereof;

                  (iii) taxes paid or payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements); and

                  (iv) any reserve for adjustment in respect of the sale price of such asset or assets established in accordance with GAAP; PROVIDED, HOWEVER, that any amounts remaining after adjustments, revaluations or liquidations of such reserves shall constitute Net Proceeds.

         "NON-RECOURSE DEBT" means Debt:

                  (i) as to which neither the Company nor any of its Restricted Subsidiaries (a) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Debt), (b) is directly or indirectly liable (as a guarantor or otherwise) or (c) constitutes the lender;

                  (ii) no default with respect to which (including any rights that the holders thereof may have to take enforcement action against any Unrestricted Subsidiary) would permit (upon notice, lapse of time or both) any holder of any other Debt of the Company or any of its Restricted Subsidiaries to declare a default on such other Debt or cause the payment thereof to be accelerated or payable before its Stated Maturity; and

                  (iii) the holders of which have been notified in writing that they will not have any recourse to the stock or assets of the Company or any of its Restricted Subsidiaries.

         "NOTES CUSTODIAN" means the Trustee, as custodian with respect to the Notes in global form, or any successor entity thereto.

         "OBLIGATIONS" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages, guarantees and other liabilities payable under the documentation governing any Debt, in each case whether now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, whether or not arising on or after the commencement of a proceeding under the Bankruptcy Code or any similar federal or state law for the relief of debtors (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding.

         "OFFERING" means the offering of the Notes by the Company.

         "OFFERING MEMORANDUM" means the Offering Memorandum of the Company dated October 11, 2000 relating to the initial offering of Notes.

         "OFFICER'S CERTIFICATE" means a certificate signed by the Chairman of the Board of Directors, the President, the Chief Executive Officer or an Executive or Senior Vice President and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company and delivered to the Trustee.

         "OPINION OF COUNSEL" means a written opinion of counsel, who may be counsel to the Company (including an employee of the Company).

         "PALA FACILITY GUARANTEE" means that Guaranty, dated as of June 15, 2000, by and between the Company and Bank of America, N.A., as administrative agent, pursuant to which the Company has guaranteed up to $100.0 million in aggregate principal amount of Debt of the Pala Band of Mission Indians (the "TRIBE") incurred to finance the development, construction or acquisition of a gaming facility as to which the Company or one of its Restricted Subsidiaries will manage the Tribe's gaming activities and agreed, under certain circumstances, to invest up to an additional $25.0 million in aggregate principal amount of subordinated obligations of the Tribe, as such guaranty and agreement may be amended, modified, supplemented or restated from time to time, or refunded, refinanced, restructured, replaced, renewed, repaid or extended from time to time (in each case without increasing the amount of the obligations of the Company).

         "PARI PASSU INDEBTEDNESS" means all Debt of the Company ranking equally in right of payment with the Notes.

         "PARTICIPANT" means, with respect to the Depositary, Euroclear or Clearstream, a Person who has an account with the Depositary, Euroclear or Clearstream, respectively (and, with respect to The Depository Trust Company, shall include Euroclear and Clearstream).

         "PERMITTED BUSINESS" means the businesses that the Company and its Restricted Subsidiaries are engaged in on the Issue Date and any other businesses reasonably related or incidental to any of those businesses.

         "PERMITTED INVESTMENTS" means:

                  (i) any Investment in the Company or in a Guarantor that is a Wholly-Owned Restricted Subsidiary;

                  (ii) any Investment by the Company or any Restricted Subsidiary in a Person, if as a result of such Investment such Person becomes a Guarantor or such Person is merged, consolidated or amalgamated with or into, or transfers or conveys all or substantially all of its assets to, or is liquidated into, the Company or a Guarantor;

                  (iii)      any Investment in Cash Equivalents;

                  (iv) any securities received or Investments (other than Designated Non-Cash Consideration) made as a result of the receipt of non-cash consideration from an Asset Sale that was made pursuant to and in compliance with Section 4.13 or in connection with any disposition of assets not constituting an Asset Sale;

                  (v) any acquisition of assets solely in exchange for the issuance of Qualified Equity Interests of the Company;

                  (vi) loans or advances to employees (or guarantees of third party loans to employees) in an aggregate amount not to exceed $1.0 million at any one time outstanding;

                  (vii) stock, obligations or securities of customers or trade creditors received in the ordinary course of business in satisfaction of judgments, in settlement of debts or in connection with bankruptcy proceedings (other than in respect of other Permitted Investments);

                  (viii) any Investment existing on the Issue Date and described in the Offering Memorandum;

                  (ix) Investments in Interest Rate Agreements and Currency Agreements otherwise permitted under this Indenture; and

                  (x) the redemption, repurchase, retirement, defeasance or other acquisition of any Senior Debt of the Company or the Notes.

         "PERMITTED JUNIOR SECURITIES" means Equity Interests in the Company or debt securities that are subordinated to all Senior Debt (and any debt securities issued in exchange for Senior Debt) to substantially the same extent as, or to a greater extent than, the Notes are subordinated to Senior Debt pursuant to this Indenture.

         "PERMITTED LIENS" means:

                  (i) Liens securing Senior Debt of the Company or a Restricted Subsidiary permitted by the terms of this Indenture to be incurred;

                  (ii)       Liens in favor of the Company or a Guarantor;

                  (iii) Liens on property of a Person existing at the time the Capital Stock of such Person is acquired by, or such Person is merged into or consolidated with, the Company or any Restricted Subsidiary; PROVIDED that such Liens were in existence before the contemplation of such acquisition, merger or consolidation and do not extend to any assets other than those of the Person whose Capital Stock was acquired by, or that was merged into or consolidated with, the Company or such Restricted Subsidiary;

                  (iv) Liens on property existing at the time of acquisition thereof by the Company or any Restricted Subsidiary, PROVIDED that such Liens were in existence before the contemplation of such acquisition and do not extend to any additional assets;

                  (v) Liens to secure the performance of statutory obligations, surety or appeal bonds, performance bonds or other obligations of a like nature incurred in the ordinary course of business (other than obligations for the payment of money);

                  (vi) Liens to secure Permitted Debt (including Capital Lease Obligations) permitted under Section 4.7(b)(v) covering only the assets acquired, constructed or improved with such Debt;

                  (vii)      Liens existing on the Issue Date;

                  (viii) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded, PROVIDED that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor;

                  (ix) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other like Liens arising in the ordinary course of business in respect of obligations that are not yet due, are bonded or are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Company or such Restricted Subsidiary, as the case may be, in accordance with GAAP;

                  (x) Liens arising by reason of a judgment, decree or court order, to the extent not otherwise resulting in an Event of Default;

                  (xi) Liens securing Interest Rate Agreements or Currency Agreements entered into in the ordinary course of business on any property also securing the Permitted Debt to which such Interest Rate Agreements or Currency Agreements relate;

                  (xii) Liens securing Permitted Refinancing Debt permitted to be incurred under this Indenture or amendments or renewals of Liens that were permitted to be incurred, PROVIDED, in each case, that such Liens do not extend to any additional property or asset that did not secure the Debt being extended, refinanced, renewed, replaced, defeased or refunded or that did not secure the Debt affected by such amendment or renewal; and

                  (xiii) Liens incurred in the ordinary course of business of the Company or any Restricted Subsidiary with respect to obligations that do not exceed $500,000 at any one time outstanding and that (a) are not incurred in connection with the borrowing of money or the obtaining of advances or credit (other than trade credit in the ordinary course of business) and (b) do not in the aggregate materially detract from the value of the property or materially impair the use thereof in the operation of business by the Company or such Restricted Subsidiary.

         "PERMITTED REFINANCING DEBT" means any Debt of the Company or any of its Restricted Subsidiaries issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund other Debt of the Company or any of its Restricted Subsidiaries; PROVIDED that:

                  (i) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Debt does not exceed the principal amount of (or accreted value, if applicable), PLUS accrued interest on, the Debt so extended, refinanced, renewed, replaced, defeased or refunded (PLUS the amount of reasonable expenses incurred in connection therewith);

                  (ii) such Permitted Refinancing Debt has a final maturity date later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Debt being extended, refinanced, renewed, replaced, defeased or refunded;

                  (iii) if the Debt being extended, refinanced, renewed, replaced, defeased or refunded is Subordinated Debt, such Permitted Refinancing Debt is subordinated in right of payment to the Notes or the relevant Guarantee on terms at least as favorable to the Holders of Notes as those contained in the documentation governing the Subordinated Debt being extended, refinanced, renewed, replaced, defeased or refunded; and

                  (iv) such Debt is incurred either by the Company or by the Restricted Subsidiary who is the obligor on the Debt being extended, refinanced, renewed, replaced, defeased or refunded (and not by the Company or any Restricted Subsidiary who is not such an obligor).

         "PERSON" or "PERSON" means any corporation, individual, limited liability company, joint stock company, joint venture, partnership, limited liability company, unincorporated association, governmental regulatory entity, country, state or political subdivision thereof, trust, municipality or other entity.

         "PREFERRED STOCK" means any Capital Stock that, by its terms, is preferred as to payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation of the issuer thereof, over any other class of Capital Stock of such Person.

         "PRIVATE PLACEMENT LEGEND" means the legend set forth in Section 2.6(g)(i) to be placed on all Notes issued under this Indenture except where specifically stated otherwise by the provisions of this Indenture.

         "PRO FORMA" or "PRO FORMA" shall have the meaning set forth in Regulation S-X of the Securities Act of 1933, as amended, unless otherwise specifically stated herein.

         "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

         "QUALIFIED AWI ASSET TRANSFER" means a contribution by AWI of assets to a Qualified AWI Joint Venture in consideration of Equity Interests or other securities issued by such Qualified AWI Joint Venture.

         "QUALIFIED AWI JOINT VENTURE" means a corporation or other entity engaged solely in Permitted Businesses in which the Company and its Restricted Subsidiaries own at least 50% but not 100% of the outstanding Voting Stock of such entity and, if such entity is a Subsidiary, then such Subsidiary is an Unrestricted Subsidiary.

         "QUALIFIED EQUITY INTERESTS" means Equity Interests other than (i) Disqualified Stock and (ii) warrants, options or other rights to acquire Disqualified Stock.

         "QUALIFIED GUARANTEE" a guarantee by the Company or any of its Restricted Subsidiaries of Debt of any entity, PROVIDED that (i) unless such Debt was incurred by a Native American tribe or any agency or instrumentality thereof, the Company and its Restricted Subsidiaries own at least 35% but no more than 50% of the outstanding Voting Stock of such entity at the time of the incurrence, creation or assumption of the guarantee, (ii) the primary purpose for which such Debt was incurred was to finance the development, construction or acquisition of a gaming facility, (iii) the Fixed Charge Coverage Ratio of the Company, calculated cumulatively for the four most recent fiscal quarters of the Company prior to the date of the guarantee as if such guarantee were required to have been satisfied on the first day of such period, would have been greater than 2.5 to 1.0, (iv) at the time of the incurrence, creation or assumption of the guarantee, the rating of the

Notes by each Rating Agency is at least equal to the rating of the Notes on the Issue Date and (v) if such Debt is incurred by a Native American tribe or any agency or instrumentality thereof, including any tribal authority, for so long as such guarantee is outstanding, such tribe and the Company or one of its Restricted Subsidiaries will have in effect a written agreement which has been approved by all required Governmental Authorities pursuant to which the Company or one of its Restricted Subsidiaries will manage such tribe's gaming activities at the facility or facilities with respect to which the Debt was incurred to develop, construct or acquire in exchange for customary fees and reimbursements.

         "QUALIFYING PUBLIC OFFERING" means any underwritten public offering of common stock of the Company in which the gross proceeds to the Company are at least $50.0 million.

         "RACETRACK ASSETS" means (i) the assets of Nuevo Sol Turf Club, Inc., a New Mexico corporation, related to the Sunland Park Racetrack & Casino and (ii) the 25% interest in Ourway Realty, LLC, a Massachusetts limited liability company, owned by the Company.

         "RATINGS AGENCIES" means, S&P and Moody's or, if either or both of S&P and Moody's shall not make a rating of the Notes publicly available, a nationally recognized securities rating agency or agencies, as the case may be, selected by the Company, which shall be substituted for S&P or Moody's or both, as the case may be.

         "RECORD DATE" means a record date specified in the Notes, whether or not such date is a Business Day.

         "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of the Issue Date, by and among the Company, the Guarantors and the other parties named on the signature pages thereof, as such agreement may be amended, modified or supplemented from time to time (and any corresponding agreement executed and delivered in connection with the issuance of Series A Notes after the Issue Date).

         "REGULATION S PERMANENT GLOBAL NOTE" means one or more permanent Global Notes bearing the Private Placement Legend, that will be issued in an aggregate amount of denominations equal in total to the outstanding principal amount of the Regulation S Temporary Global Note upon expiration of the Distribution Compliance Period.

         "REGULATION S TEMPORARY GLOBAL NOTE" means one or more temporary Global Notes bearing the Private Placement Legend and the Regulation S Temporary Global Note Legend, issued in an aggregate amount of denominations equal in total to the outstanding principal amount of the Notes initially sold in reliance on Rule 903 of Regulation S.

         "REGULATION S TEMPORARY GLOBAL NOTE LEGEND" means the legend set forth in Section 2.6(g)(iii), which is required to be placed on all Regulation S Temporary Global Notes issued under this Indenture.

         "REGULATION S" means Regulation S promulgated under the Securities Act, as it may be amended from time to time, and any successor provision thereto.

         "REGULATION S GLOBAL NOTE" means a Regulation S Temporary Global Note or a Regulation S Permanent Global Note, as the case may be.

         "REPRESENTATIVE" means this Indenture trustee or other trustee, agent or representative for any Senior Debt.

         "REQUIRED RATING" means ratings on the Notes of at least BBB- by S&P and Baa3 by Moody's or, if either or both of S&P and Moody's shall not make a rating of the Notes publicly available, analogous ratings by other Rating Agencies.

         "RESTRICTED INVESTMENT" means an Investment other than a Permitted Investment.

         "RESTRICTED DEFINITIVE NOTE" means one or more Definitive Notes bearing the Private Placement Legend, issued under this Indenture.

         "RESTRICTED GLOBAL NOTE" means one or more Global Notes bearing the Private Placement Legend, issued under this Indenture; PROVIDED, that in no case shall an Exchange Note issued in accordance with this Indenture and the terms of the Registration Rights Agreement be a Restricted Global Note.

         "RESTRICTED SUBSIDIARY" of a Person means any Subsidiary of the referent Person that is not an Unrestricted Subsidiary.

         "RULE 144A" means Rule 144A promulgated under the Securities Act, as it may be amended from time to time, and any successor provision thereto.

         "S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill Inc., and its successors.

         "SALE/LEASEBACK TRANSACTION" means any arrangement relating to property now owned or hereafter acquired by the Company or a Restricted Subsidiary, whereby the Company or such Restricted Subsidiary transfers such property to a Person and the Company or a Restricted Subsidiary leases it from such Person other than any such arrangement between the Company and a Restricted Subsidiary or between Wholly-Owned Restricted Subsidiaries.

         "SEC" means the United States Securities and Exchange Commission, or any successor agency.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

         "SENIOR CREDIT FACILITY" means the Loan Agreement dated as of June 29, 1999 among the Company, Bank of America, N.A., as administrative agent for the lenders, and the lenders named therein, and any related notes, letters of credit and guarantees, including any appendices, exhibits or schedules to any of the foregoing (as the same may be in effect from time to time), in each case as such agreement has been or may be amended, modified, supplemented or restated from time to time, or refunded, refinanced, restructured, replaced, renewed, repaid or extended from time to time (whether with the original agent and lenders or other agents or lenders or otherwise, and whether provided under the original credit agreement or other credit agreements or otherwise).

         "SENIOR DEBT" means (i) all Debt of the Company or any of the Guarantors outstanding under the Senior Credit Facility and all Hedging Obligations with respect thereto, (ii) any other Debt permitted to be incurred by the Company or one of the Guarantors under the terms of this Indenture, unless the instrument under which such Debt is incurred expressly provides that it is on a parity with or subordinated in right of payment to the Notes or any Guarantee and (iii) all Obligations with respect to the foregoing.

         Notwithstanding anything to the contrary in the foregoing, Senior Debt will not include:

                  (a) any liability for federal, state, local or other taxes owed or owing by the Company;

                  (b) any Debt of the Company or any of its Restricted Subsidiaries to any of its officers, directors, Subsidiaries or other Affiliates or to any joint venture in which the Company or any Restricted Subsidiary has an interest;

                  (c)        any trade payables;

                  (d) any Debt that is incurred in violation of this Indenture;

                  (e)        any Non-Recourse Debt; or

                  (f) any repurchase, redemption or other obligation in respect of Disqualified Stock.

         Senior Debt will also include interest accruing subsequent to events of bankruptcy of the Company and its Restricted Subsidiaries at the rate provided for in the document governing such Senior Debt, whether or not such interest is an allowed claim enforceable against the debtor in a bankruptcy case under bankruptcy law.

         "SHELF REGISTRATION STATEMENT" shall have the meaning set forth in the Registration Rights Agreement.

         "SPECIAL RECORD DATE" means, for payment of any Defaulted Interest, a date fixed by the Paying Agent pursuant to Section 2.12.

         "STATED MATURITY" means, with respect to any installment of interest or principal on any series of Debt, the date on which such payment of interest or principal was scheduled to be paid in the original documentation governing such Debt, and shall not include any contingent obligations to repay, redeem or repurchase any such interest or principal before the date originally scheduled for the payment thereof.

         "STOCK PURCHASE AGREEMENT" means that certain Stock Purchase Agreement, dated as of September 24, 2000, among the Company and each of the stockholders of the Company party thereto, pursuant to which the Company shall repurchase from such stockholders 4,596,200 shares of the Company's Capital Stock at a per share price of $66.60 payable in cash and by issuance of the Stock Purchase Debt.

         "STOCK PURCHASE DEBT" means Subordinated Debt evidenced by promissory notes issued to Stanley Fulton in the original principal amount of $61.0 million and $5.0 million, respectively, bearing interest at not in excess of 11% per annum, with principal and interest due at least 366 days after the closing of the Stock Purchase Agreement.

         "SUBORDINATED DEBT" means, with respect to the Company or any Guarantor, any Debt of the Company or such Guarantor (whether outstanding on the Issue Date or thereafter incurred) that is subordinate or junior in right of payment to the Notes or the respective Guarantee pursuant to a written agreement comparable to the terms of subordination set forth in this Indenture.

         "SUBSIDIARY" means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof) and (ii) any partnership the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or the only general partners of which are such Person or one or more Subsidiaries of such Person (or any combination thereof). Unless otherwise specified, "Subsidiary" refers to a Subsidiary of the Company.

         "TIA" means the Trust Indenture Act of 1939, as amended.

         "TRANSFER RESTRICTED NOTES" means Global Notes and Definitive Notes that bear or are required to bear the Private Placement Legend, issued under this Indenture.

         "TRUSTEE" means the party named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means such successor serving hereunder.

         "UNRESTRICTED DEFINITIVE NOTE" means one or more Definitive Notes that do not bear and are not required to bear the Private Placement Legend, issued under this Indenture.

         "UNRESTRICTED GLOBAL NOTE" means one or more permanent Global Notes representing a series of Notes that does not bear and is not required to bear the Private Placement Legend, issued under this Indenture.

         "UNRESTRICTED SUBSIDIARY" means (i) any Subsidiary that is designated by the Board of Directors as an Unrestricted Subsidiary pursuant to a Board resolution or (ii) any Subsidiary of any Unrestricted Subsidiary; but in each case only to the extent that such Subsidiary:

                  (a)        has no Debt other than Non-Recourse Debt;

                  (b) is not party to any agreement, contract, arrangement or understanding with the Company or any Restricted Subsidiary unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to the Company or such Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of the Company;

                  (c) is a Person with respect to which neither the Company nor any of its Restricted Subsidiaries has any direct or indirect obligation to subscribe for additional Equity Interests or to maintain or preserve such Person's financial condition or to cause such Person to achieve any specified levels of operating results;

                  (d) has not guaranteed or otherwise directly or indirectly provided credit support for any Debt of the Company or any of its Restricted Subsidiaries; and

                  (e) does not own any Capital Stock of, or own or hold any Lien on any property of the Company or any of its Restricted Subsidiaries.

         "U.S. PERSON" means a U.S. person as defined in Rule 902(o) under the Securities Act.

         "VOTING STOCK" of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.

         "WEIGHTED AVERAGE LIFE TO MATURITY" means, when applied to any Debt or Disqualified Stock at any date, the number of years obtained by dividing
(i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment by (ii) the then outstanding principal amount of such Debt or the amount of such Disqualified Stock.

         "WHOLLY-OWNED RESTRICTED SUBSIDIARY" of any Person means a Restricted Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person or by one or more of its Restricted Subsidiaries.

SECTION 1.2         OTHER DEFINITIONS.

                 TERM                                                        DEFINED IN SECTION
                 ----                                                        ------------------
                 "Affiliate Transaction"                                             4.12
                 "Asset Sale Offer"                                                  4.13
                 "Authentication Order"                                              2.2
                 "Bankruptcy Law"                                                    6.1
                 "Benefitted Party"                                                  10.1
                 "Change of Control Offer"                                           4.14
                 "Change of Control Payment Date"                                    4.14
                 "Change of Control Payment"                                         4.14
                 "Covenant Defeasance"                                               8.3
                 "Defaulted Interest"                                                2.12
                 "DTC"                                                               2.3
                 "Event of Default"                                                  6.1
                 "Excess Proceeds"                                                   4.13
                 "Guarantee Obligations"                                             10.1
                 "incur" or "incurrence"                                             4.7
                 "Investment Company Act"                                            4.19


                                      24

                 "Legal Defeasance"                                                  8.2
                 "Non-payment Default"                                               11.2
                 "Paying Agent"                                                      2.3
                 "Payment Blockage Notice"                                           11.2
                 "Payment Blockage Period"                                           11.2
                 "Payment Default"                                                   11.2
                 "Registrar"                                                         2.3
                 "Restricted Payments"                                               4.9

SECTION 1.3         INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.

         Whenever this Indenture refers to a provision of the TIA, such provision is incorporated by reference in and made a part of this Indenture.

         The following TIA terms used in this Indenture have the following meanings:

         "INDENTURE SECURITIES" means the Notes;

         "INDENTURE SECURITY HOLDER" means a Holder of a Note;

         "INDENTURE TO BE QUALIFIED" means this Indenture;

         "INDENTURE TRUSTEE" or "INSTITUTIONAL TRUSTEE" means the Trustee;

         "OBLIGOR" on the Notes means the Company, each Guarantor and any successor obligor upon the Notes.

         All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings so assigned to them.

SECTION 1.4         RULES OF CONSTRUCTION.

         Unless the context otherwise requires:

         (a)        a term has the meaning assigned to it;

         (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

         (c)        "or" is not exclusive;

         (d) words in the singular include the plural, and in the plural include the singular;

         (e)        provisions apply to successive events and transactions;

         (f) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision in this Indenture;

         (g) references to sections of or rules under the Securities Act and the Exchange Act shall be deemed to include substitute, replacement of successor sections or rules adopted by the SEC from time to time; and

         (h) references to an "Article," "Section" or other subdivision made in this Indenture shall be to the Articles, Sections and other subdivisions of this Indenture unless expressly provided otherwise.

                                   ARTICLE II

                                   THE NOTES

SECTION 2.1         FORM AND DATING.

         (a) GENERAL. The Notes and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A hereto. The Notes may have notations, legends or endorsements required by law, stock exchange rule, usage or this Indenture. Each Note shall be dated the date of its authentication. The Notes shall be in denominations of $1,000 and integral multiples thereof.

         The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Indenture and the Company, any Guarantors and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of this Indenture, the provisions of this Indenture shall govern and be controlling.

         (b) GLOBAL NOTES. Notes issued in global form shall be substantially in the form of Exhibit A attached hereto (including the Global Note Legend thereon and the "Schedule of Exchanges of Interests in the Global Note" attached thereto). Notes issued in definitive form shall be substantially in the form of Exhibit A attached hereto (but without the Global Note Legend thereon and without the "Schedule of Exchanges of Interests in the Global Note" attached thereto). Each Global Note shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, redemptions or transfers of beneficial interests from one Global Note to another Global Note. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Notes represented thereby shall be made by the Trustee or the Notes Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section 2.6.

         (c) EUROCLEAR AND CLEARSTREAM. With respect to the beneficial interests in a Regulation S Global Note acquired from the Company, a distributor (as such term is defined in Regulation S) or any of their respective affiliates, through the Distribution Compliance Period, such beneficial interests in the Regulation S Global Notes may be held only through the Euroclear and Clearstream.

SECTION 2.2  EXECUTION AND AUTHENTICATION.

         Two Officers shall sign the Notes for the Company by manual or facsimile signature. If an Officer whose signature is on a Note no longer holds that office at the time a Note is authenticated, the Note shall nevertheless be valid. A Note shall not be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Note has been authenticated under this Indenture. The Trustee shall, upon a written order of the Company signed by an Officer (an "Authentication Order"), authenticate Notes for issuance up to the aggregate principal amount stated in such Authentication Order; PROVIDED, that Notes authenticated for issuance on the Issue Date shall not exceed $250,000,000 in aggregate principal amount. The aggregate principal amount of Notes outstanding at any time may not exceed $400,000,000, except in accordance with Section 2.8. The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Notes. An authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with Holders or an Affiliate of the Company.

SECTION 2.3  REGISTRAR, PAYING AGENT AND DEPOSITARY.

         The Company shall maintain an office or agency in the Borough of Manhattan, The City of New York, where Notes may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where Notes may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Notes and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term "Registrar" includes any co-registrar and the term "Paying Agent" includes any additional paying agent. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company shall notify the Trustee in writing of the name and address of any Agent not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Company or any of its Subsidiaries may act as Paying Agent or Registrar. The Company initially appoints The Depository Trust Company ("DTC") to act as Depositary with respect to the Global Notes. The Company initially appoints the Trustee to act as the Registrar and Paying Agent and to act as Notes Custodian with respect to the Global Notes.

SECTION 2.4  PAYING AGENT TO HOLD MONEY IN TRUST.

         The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal, premium or Additional Interest, if any, or interest on the Notes, and will notify the Trustee in writing of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent and in such event any such Paying Agent shall have the obligation to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a Subsidiary) shall have no further liability for such money. If the Company or a Subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent. Upon any bankruptcy or reorganization proceedings relating to the Company, the Trustee shall serve as Paying Agent for the Notes.

SECTION 2.5  HOLDER LISTS.

         The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders and shall otherwise comply with TIA Section 312(a). If the Trustee is not the Registrar, the Company shall furnish, or shall cause the Registrar (if other than the Company) to furnish, to the Trustee at least seven Business Days before each Interest Payment Date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders of Notes and the Company shall otherwise comply with TIA Section 312(a).

SECTION 2.6.  TRANSFER AND EXCHANGE.

         (a) TRANSFER AND EXCHANGE OF GLOBAL NOTES. A Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Notes will be exchanged by the Company for Definitive Notes if (i) the Company delivers to the Trustee notice from the Depositary that (A) the Depositary is unwilling or unable to continue to act as Depositary for the Global Notes and the Company thereupon fails to appoint a successor Depositary within 90 days or
(B) the Depositary is no longer a clearing agency registered under the Exchange Act, (ii) the Company in its sole discretion determines that the Global Notes (in whole but not in part) should be exchanged for Definitive Notes and delivers a written notice to such effect to the Trustee or (iii) upon request of the Trustee or Holders of a majority of the aggregate principal amount of outstanding Notes if there shall have occurred and be continuing a Default or Event of Default with respect to the Notes; PROVIDED, that in no event shall the Regulation S Temporary Global Note be exchanged by the Company for Definitive Notes prior to (A) the expiration of the Distribution Compliance Period and (B) the receipt by the Registrar of any certificate identified by the Company and its counsel to be required pursuant to Rule 903 or Rule 904 under the Securities Act. Upon the occurrence of any of the preceding events in (i), (ii) or (iii) above, Definitive Notes shall be issued in such names as the Depositary shall instruct the Trustee. Global Notes also may be exchanged or replaced, in whole or in part, as provided in Sections 2.7 and 2.10. Every Note authenticated and delivered in exchange for, or in lieu of, a Global Note or any portion thereof, pursuant to this Section 2.6 or Section 2.7 or 2.10, shall be authenticated and delivered in the form of, and shall be, a Global Note. A Global Note may not be exchanged for another Note other than as provided in this Section 2.6(a); however, beneficial interests in a Global Note may be transferred and exchanged as provided in Section 2.6(b), (c) or (f).

         (b) TRANSFER AND EXCHANGE OF BENEFICIAL INTERESTS IN THE GLOBAL NOTES. The transfer and exchange of beneficial interests in the Global Notes shall be effected through the Depositary, in accordance with the provisions of this Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Notes shall be subject to restrictions on transfer comparable to those set forth herein to the extent required in order for the Company to comply with the Securities Act. Transfers of beneficial interests in the Global Notes also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

                  (i)  TRANSFER OF BENEFICIAL INTERESTS IN THE SAME GLOBAL
NOTE. Beneficial interests in any Restricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Note in accordance with the transfer restrictions set forth in the Private Placement Legend; PROVIDED, HOWEVER, that prior to the expiration of the Distribution Compliance Period, transfers of beneficial interests in the Regulation S Temporary Global Note may not be made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Beneficial interests in any Unrestricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 2.6(b)(i).

                  (ii) ALL OTHER TRANSFERS AND EXCHANGES OF BENEFICIAL INTERESTS IN GLOBAL NOTES. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 2.6(b)(i), the transferor of such beneficial interest must deliver to the Registrar either (A) (1) an order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase or (B) (1) an order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given by the Depositary to the Registrar containing information regarding the Person in whose name such Definitive Note shall be registered to effect the transfer or exchange referred to in (B)(1) above; PROVIDED, that in no event shall Definitive Notes be issued upon the transfer or exchange of beneficial interests in the Regulation S Temporary Global Note prior to (x) the expiration of the Distribution Compliance Period and (y) the receipt by the Registrar of any certificates identified by the Company or its counsel to be required pursuant to Rule 903 and Rule 904 under the Securities Act. Upon consummation of an Exchange Offer by the Company in accordance with Section 2.6(f), the requirements of this
Section 2.6(b)(ii) shall be deemed to have been satisfied upon receipt by the Registrar of the instructions contained in the Letter of Transmittal delivered by the Holder of such beneficial interests in the Restricted Global Notes. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Notes contained in this Indenture and the Notes or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Note(s) pursuant to Section 2.6(h).

                  (iii)  TRANSFER OF BENEFICIAL INTERESTS TO ANOTHER
RESTRICTED GLOBAL NOTE. A beneficial interest in any Restricted Global Note may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Note if the transfer complies with the requirements of Section 2.6(b)(ii) and the Registrar receives the following:

                           (A)  if the transferee will take delivery in
         the form of a beneficial interest in the 144A Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

                           (B)  if the transferee will take delivery in
         the form of a beneficial interest in the Regulation S Temporary Global Note or the Regulation S Permanent Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof; and

                           (C)  if the transferee will take delivery in
         the form of a beneficial interest in the IAI Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications and certificates and Opinion of Counsel in item (3) thereof, if applicable.

                  (iv) TRANSFER AND EXCHANGE OF BENEFICIAL INTERESTS IN A RESTRICTED GLOBAL NOTE FOR BENEFICIAL INTERESTS IN THE UNRESTRICTED GLOBAL NOTE. A beneficial interest in any Restricted Global Note may be exchanged by any Holder thereof for a beneficial interest in an Unrestricted Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note if the exchange or transfer complies with the requirements of Section 2.6(b)(ii) and:

                           (A)  such exchange or transfer is effected
         pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and Section 2.6(f), and the Holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a Broker-Dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                           (B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

                           (C) such transfer is effected by a Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                           (D) the Registrar receives the following: (1) if the Holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(a) thereof; or (2) if the Holder of such beneficial interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item
         (4) thereof; and, in each such case set forth in this subparagraph (D), an Opinion of Counsel in form, and from legal counsel, reasonably acceptable to the Registrar and the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

         If any such transfer is effected pursuant to subparagraph (B) or (D) above at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 2.2, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred pursuant to subparagraph (B) or (D) above. Beneficial interests in an Unrestricted Global Note cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Note.

         (c)  TRANSFER OR EXCHANGE OF BENEFICIAL INTERESTS FOR DEFINITIVE NOTES.

              (i) BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES TO RESTRICTED DEFINITIVE NOTES. If any Holder of a beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Note, then, upon receipt by the Registrar of the following documentation:

                   (A) if the Holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item
         (2)(a) thereof;

                   (B) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                   (C) if such beneficial interest is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

                   (D) if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

                   (E) if such beneficial interest is being transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item
         (3) thereof, if applicable;

                   (F) if such beneficial interest is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item
         (3)(b) thereof; or

                   (G) if such beneficial interest is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Trustee shall cause the aggregate principal amount of the applicable Restricted Global Note to be reduced accordingly pursuant to Section 2.6(h), and the Company shall execute and, upon receipt of an Authentication Order pursuant to Section 2.2, the Trustee shall authenticate and deliver to the Person designated in the instructions a Restricted Definitive Note in the appropriate principal amount. Any Restricted Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 2.6(c) shall be registered in such name or names and in such authorized denomination or denominations as the Holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Restricted Definitive Notes to the Persons in whose names such Notes are so registered. Any Restricted Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 2.6(c)(i) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

                  (ii) BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES TO UNRESTRICTED DEFINITIVE NOTES. A Holder of a beneficial interest in a Restricted Global Note may exchange such beneficial interest for an Unrestricted Definitive Note or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note only if:

                           (A)  such exchange or transfer is effected
         pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and Section 2.6(f), and the Holder of such beneficial interest, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a Broker-Dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                           (B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

                           (C) such transfer is effected by a Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                           (D) the Registrar receives the following: (1) if the Holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Definitive Note that does not bear the Private Placement Legend, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(b) thereof; or (2) if the Holder of such beneficial interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a Definitive Note that does not bear the Private Placement Legend, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof; and, in each such case set forth in this subparagraph (D), an Opinion of Counsel in form, and from legal counsel, reasonably acceptable to the Registrar and the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                  (iii) BENEFICIAL INTERESTS IN UNRESTRICTED GLOBAL NOTES TO UNRESTRICTED DEFINITIVE NOTES. If any Holder of a beneficial interest in an Unrestricted Global Note proposes to exchange such beneficial interest for an Unrestricted Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note, then, upon satisfaction of the conditions set forth in Section 2.6(b)(ii), the Trustee shall cause the aggregate principal amount of the applicable Unrestricted Global Note to be reduced accordingly pursuant to Section 2.6(h), and the Company shall execute and, upon receipt of an Authentication Order pursuant to Section 2.2, the Trustee shall authenticate and deliver to the Person designated in the instructions an Unrestricted Definitive Note in the appropriate principal amount. Any Unrestricted Definitive Note issued in exchange for a beneficial interest pursuant to this Section 2.6(c)(iii) shall be registered in such name or names and in such authorized denomination or denominations as the Holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Unrestricted Definitive Notes to the Persons in whose names such Notes are so registered. Any Unrestricted Definitive Note issued in exchange for a beneficial interest in an Unrestricted Global Note pursuant to this Section 2.6(c)(iii) shall not bear the Private Placement Legend.

                  (iv) TRANSFER OR EXCHANGE OF REGULATION S TEMPORARY GLOBAL NOTES. Notwithstanding the other provisions of this Section 2.6, a beneficial interest in the Regulation S Temporary Global Note may not be (A) exchanged for a Definitive Note prior to (1) the expiration of the Distribution Compliance Period (unless such exchange is effected by the Company, does not require an investment decision on the part of the Holder thereof and does not violate the provisions of Regulation S) and (2) the receipt by the Registrar of any certificates identified by the Company or its counsel to be required pursuant to Rule 903(b)(3)(B) under the Securities Act or (B) transferred to a Person who takes delivery thereof in the form of a Definitive Note prior to the events set forth in clause (A) above or unless the transfer is pursuant to an exemption from the registration requirements of the Securities Act other than Rule 903 or Rule 904.

         (d) TRANSFER AND EXCHANGE OF DEFINITIVE NOTES FOR BENEFICIAL INTERESTS IN GLOBAL NOTES.

              (i) RESTRICTED DEFINITIVE NOTES TO BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES. If any Holder of a Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note or to transfer such Restricted Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Note, then, upon receipt by the Registrar of the following documentation:

                   (A) if the Holder of such Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (2)(b) thereof;

                   (B) if such Restricted Definitive Note is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                   (C) if such Restricted Definitive Note is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

                   (D) if such Restricted Definitive Note is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B, including the certifications in item 3(a) thereof; or

                   (E) if such Restricted Definitive Note is being transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit B, including the certifications, certificates and Opinion of Counsel required by item 3 thereof.

the Trustee shall cancel the Restricted Definitive Note, increase or cause to be increased the aggregate principal amount of, in the case of clause (A) above, the appropriate Restricted Global Note, in the case of clause (B) above, the 144A Global Note, and in the case of clause (C) above, the Regulation S Global Note.

             (ii) RESTRICTED DEFINITIVE NOTES TO BENEFICIAL INTERESTS IN UNRESTRICTED GLOBAL NOTES. A Holder of a Restricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Restricted Definitive Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note only if:

                   (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and Section 2.6(f), and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a Broker-Dealer,
         (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                   (B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

                   (C) such transfer is effected by a Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                   (D) the Registrar receives the following: (1) if the Holder of such Restricted Definitive Notes proposes to exchange such Notes for a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(c) thereof; or (2) if the Holder of such Restricted Definitive Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof; and, in each such case set forth in this subparagraph (D), an Opinion of Counsel, in form and from legal counsel reasonably acceptable to the Registrar and the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act. Upon satisfaction of the conditions of any of the subparagraphs in this Section 2.6(d)(ii), the Trustee shall cancel the Restricted Definitive Notes so transferred or exchanged and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Note.

            (iii) UNRESTRICTED DEFINITIVE NOTES TO BENEFICIAL INTERESTS IN UNRESTRICTED GLOBAL NOTES. A Holder of an Unrestricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note at any time. Upon receipt of a request for such an exchange or transfer, the Trustee shall cancel the applicable Unrestricted Definitive Note and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Notes.

            (iv) ISSUANCE OF UNRESTRICTED GLOBAL NOTES. If any such exchange or transfer from a Definitive Note to a beneficial interest in a Global Note is effected pursuant to subparagraphs (ii)(B), (ii)(D) or (iii) of this
Section 2.6(d) at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 2.2, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of Definitive Notes so transferred.

         (e) TRANSFER AND EXCHANGE OF DEFINITIVE NOTES FOR DEFINITIVE NOTES. Upon request by a Holder of Definitive Notes and such Holder's compliance with the provisions of this Section 2.6(e), the Registrar shall register the transfer or exchange of Definitive Notes. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Registrar the Definitive Notes duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by its attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 2.6(e).

              (i) RESTRICTED DEFINITIVE NOTES TO RESTRICTED DEFINITIVE NOTES. Any Restricted Definitive Note may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Note if the Registrar receives the following:

                   (A) if the transfer will be made pursuant to Rule 144A under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

                   (B) if the transfer will be made pursuant to Rule 903 or Rule 904, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof; and

                           (C) if the transfer will be made pursuant to any other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable.

                  (ii) RESTRICTED DEFINITIVE NOTES TO UNRESTRICTED DEFINITIVE NOTES. Any Restricted Definitive Note may be exchanged by the Holder thereof for an Unrestricted Definitive Note or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Note if:

                           (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and Section 2.6(f), and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a Broker-Dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule
         144) of the Company;

                           (B) any such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

                           (C) any such transfer is effected by a Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                           (D) the Registrar receives the following: (1) if the Holder of such Restricted Definitive Notes proposes to exchange such Notes for an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(d) thereof; or (2) if the Holder of such Restricted Definitive Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof; and, in each such case set forth in this subparagraph (D), an Opinion of Counsel in form, and from legal counsel, reasonably acceptable to the Registrar and the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                  (iii) UNRESTRICTED DEFINITIVE NOTES TO UNRESTRICTED DEFINITIVE NOTES. A Holder of Unrestricted Definitive Notes may transfer such Notes to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note. Upon receipt of a request to register such a transfer, the Registrar shall register the Unrestricted Definitive Notes pursuant to the instructions from the Holder thereof.

         (f) EXCHANGE OFFER. Upon the occurrence of the Exchange Offer in accordance with the Registration Rights Agreement, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 2.2, and an Opinion of Counsel for the Company as to certain matters discussed in this
Section 2.6(f), the Trustee shall authenticate (i) one or more Unrestricted Global Notes in an aggregate principal amount equal to the sum of (A) the principal amount of the beneficial interests in the Restricted Global
Notes tendered for acceptance by Persons that certify in the applicable
Letters of Transmittal that (1) they are not Broker-Dealers, (2) they are not participating in a distribution of the Exchange Notes and (3) they are not affiliates (as defined in Rule 144) of the Company, and accepted for exchange in the Exchange Offer and (B) the principal amount of Definitive Notes exchanged or transferred for beneficial interests in Unrestricted Global
Notes in connection with the Exchange Offer pursuant to Section 2.6(d)(ii) and (ii) Definitive Notes in an aggregate principal amount equal to the principal amount of the Restricted Definitive Notes accepted for exchange in the Exchange Offer (other than Definitive Notes described in clause (i)(B) immediately above). Concurrently with the issuance of such Notes, the Trustee shall cause the aggregate principal amount of the applicable Restricted
Global Notes to be reduced accordingly, and the Company shall execute and, upon receipt of an Authentication Order pursuant to Section 2.2, the Trustee shall authenticate and deliver to the Persons designated by the Holders of Definitive Notes so accepted Definitive Notes in the appropriate principal amount.

         The Opinion of Counsel for the Company referenced above shall state that:

                  (i) the issuance and sale of the Exchange Notes by the Company have been duly authorized and, when executed and authenticated in accordance with the provisions of this Indenture and delivered in exchange for Series A Notes in accordance with this Indenture and the Exchange Offer, will be entitled to the benefits of this Indenture and will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms except as the enforceability thereof may be limited by (x) bankruptcy, fraudulent transfer, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (y) equitable principles of general applicability (regardless of whether enforceability is considered at equity or in law); and

                  (ii) if applicable, when the Exchange Notes are executed and authenticated in accordance with the provisions of this Indenture and delivered in exchange for Series A Notes in accordance with this Indenture and the Exchange Offer, the Guarantees by the Guarantors endorsed thereon will be entitled to the benefits of this Indenture and will be valid and binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms except as the enforceability thereof may be limited by (x) bankruptcy, fraudulent transfer, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (y) equitable principles of general applicability (regardless of whether enforceability is considered at equity or in law).

         (g) LEGENDS. The following legends shall appear on the face of all Global Notes and Definitive Notes issued under this Indenture unless specifically stated otherwise in the applicable provisions of this Indenture.

                  (i)      PRIVATE PLACEMENT LEGEND.

                           (A) Except as permitted by subparagraph (B) below, each Global Note and each Definitive Note (and all Notes issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

                           "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER
         SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY
         (i)(a) TO A PERSON WHO IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, (d) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2),
         (3) OR (7) UNDER THE SECURITIES ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR")) THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, OR (e) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE ISSUER SO REQUESTS), (ii) TO THE ISSUER OR (iii) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

                           (B) Notwithstanding the foregoing, any Global Note or Definitive Note issued pursuant to subparagraphs (b)(iv),
         (c)(ii), (c)(iii), (d)(ii), (d)(iii), (e)(ii), (e)(iii) or (f) to this
         Section 2.6 (and all Notes issued in exchange therefor or substitution thereof) shall not bear the Private Placement Legend.

                  (ii) GLOBAL NOTE LEGEND. To the extent required by the Depositary, each Global Note shall bear legends in substantially the following forms:

         "THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE

BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.6 OF THE INDENTURE,
(II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO
SECTION 2.6(a) OF THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND
(IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY."

         "UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN."

                  (iii) REGULATION S TEMPORARY GLOBAL NOTE LEGEND. To the extent required by the Depositary, each Regulation S Temporary Global Note shall bear a legend in substantially the following form:

         "THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR DEFINITIVE NOTES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE CASH PAYMENTS OF INTEREST DURING THE PERIOD WHICH SUCH HOLDER HOLDS THIS NOTE. NOTHING IN THIS LEGEND SHALL BE DEEMED TO PREVENT INTEREST FROM ACCRUING ON THIS NOTE."

         (h) CANCELLATION AND/OR ADJUSTMENT OF GLOBAL NOTES. At such time as all beneficial interests in a particular Global Note have been exchanged for Definitive Notes or a particular Global Note has been redeemed, repurchased or cancelled in whole and not in part, each such Global Note shall be returned to or retained and cancelled by the Trustee in accordance with Section 2.11. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive Notes, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, the principal amount of Notes represented by such other Global
Note shall be increased accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

         (i)      GENERAL PROVISIONS RELATING TO TRANSFERS AND EXCHANGES.

                  (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Global Notes and Definitive Notes upon receipt of an Authentication Order.

                  (ii) No service charge shall be made to a Holder of a beneficial interest in a Global Note or to a Holder of a Definitive Note for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 2.10, 3.6, 4.13 and 4.14).

                  (iii) The Registrar shall not be required to register the transfer of, or to exchange, any Note selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

                  (iv) All Global Notes and Definitive Notes issued upon any registration of transfer or exchange of Global Notes or Definitive Notes shall be the valid obligations of the Company, evidencing the same indebtedness, and entitled to the same benefits under this Indenture, as the Global Notes or Definitive Notes surrendered upon such registration of transfer or exchange.

                  (v) The Registrar shall not be required (A) to issue, to register the transfer of or to exchange any Notes during a period beginning at the opening of business 15 days before the day of any selection of Notes for redemption under Section 3.2 and ending at the close of business on the day of selection, (B) to register the transfer of or to exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part or (C) to register the transfer of or to exchange a Note between a Record Date and the next succeeding Interest Payment Date.

                  (vi) Prior to due presentment for the registration of a transfer of any Note, the Trustee, any Agent and the Company may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of, premium, if any, and interest on such Notes, payment of the redemption price of the Notes and for all other purposes, and none of the Trustee, any Agent or the Company shall be affected by notice to the contrary.

                  (vii) The Trustee shall authenticate Global Notes and Definitive Notes in accordance with the provisions of Section 2.2.

                  (viii) All certifications, certificates and Opinions of Counsel required to be submitted to the Registrar pursuant to this Section 2.6 to effect a registration of transfer or exchange may be submitted by facsimile, with an original of such document to be sent promptly thereafter.

                  Notwithstanding anything herein to the contrary, as to any certifications and certificates delivered to the Registrar pursuant to this
Section 2.6, the Registrar's duties shall be limited to confirming that any such certifications and certificates delivered to it are in the form of Exhibits B, C and D attached hereto. The Registrar shall not be responsible for confirming the truth or accuracy of representations made in any such certifications or certificates.

SECTION 2.7.        REPLACEMENT NOTES.

         If any mutilated Note is surrendered to the Trustee or the Company, and the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, the Company shall issue and the Trustee, upon receipt of an Authentication Order, shall authenticate a replacement Note if the Trustee's requirements are met. If required by the Trustee or the Company, an indemnity bond must be supplied by the Holder that is sufficient in both the judgment of the Trustee and the Company to protect the Company, the Trustee, any Agent and any authenticating agent from any loss that any of them may suffer if a Note is replaced. The Company may charge for its expenses in replacing a Note. Every replacement Note is an additional obligation of the Company and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Notes duly issued hereunder.

SECTION 2.8.        OUTSTANDING NOTES.

         The Notes outstanding at any time are all the Notes authenticated by the Trustee (including any Note represented by a Global Note) except for those cancelled by it, those delivered to it for cancellation, those reductions in the interest in a Global Note effected by the Trustee in accordance with the provisions hereof, and those described in this Section as not outstanding. Except as set forth in Section 2.9, a Note does not cease to be outstanding because the Company or an Affiliate of the Company holds the Note. If a Note is replaced pursuant to Section 2.7, such Note, together with the Guarantee of that particular Note endorsed thereon, ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a BONA FIDE purchaser of the replaced Note. If the principal amount of any Note is considered paid under Section 4.1, it ceases to be outstanding and interest on it ceases to accrue. If the Paying Agent (other than the Company, a Subsidiary or an Affiliate of any thereof) holds, on a redemption date or the maturity date, money sufficient to pay Notes payable on that date, then on and after that date such Notes shall be deemed to be no longer outstanding and shall cease to accrue interest.

SECTION 2.9.        TREASURY NOTES.

         In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Company, or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company, shall be considered not to be outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes that the Trustee knows are so owned shall be so disregarded.

SECTION 2.10.       TEMPORARY NOTES.

         Until certificates representing Notes are ready for delivery, the Company may prepare and the Trustee, upon receipt of an Authentication Order, shall authenticate temporary Notes. Temporary Notes shall be substantially in the form of Definitive Notes but may have variations that the Company considers appropriate for temporary Notes and as shall be reasonably acceptable to the Trustee. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate Definitive Notes in exchange for temporary Notes. Holders of temporary Notes shall be entitled to all of the benefits of this Indenture.

SECTION 2.11.       CANCELLATION.

         The Company at any time may deliver Notes to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange or payment. The Trustee, and no one else shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall destroy cancelled Notes (subject to the record retention requirement of the Exchange
Act). Certification of the destruction of all cancelled Notes shall be delivered to the Company. Subject to Section 2.7, the Company may not issue new Notes to replace Notes that it has paid or that have been delivered to the Trustee for cancellation.

SECTION 2.12.       DEFAULTED INTEREST.

         Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date plus, to the extent lawful, any interest payable on the defaulted interest at the rate and in the manner provided in Section 4.1 and in the Note (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Record Date, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

         (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Notes are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee and the Paying Agent in writing of the amount of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment, and at the same time the Company shall deposit with the Paying Agent an amount of cash equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements reasonably satisfactory to the Paying Agent for such deposit prior to the date of the proposed payment, such cash when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as provided in this clause (a). Thereupon the Paying Agent shall fix a "Special Record Date" for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Paying Agent of the notice of the proposed payment. The Paying Agent shall promptly notify the Company and the Trustee of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at its address as it appears in the Note register maintained by the Registrar not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the persons in whose names the Notes (or their respective predecessor Notes) are registered on such Special Record Date and shall no longer be payable pursuant to Section 2.12(b).

         (b) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee and the Paying Agent of the proposed payment pursuant to this clause, such manner shall be deemed practicable by the Trustee and the Paying Agent.

         Subject to the foregoing provisions of this Section, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

SECTION 2.13.       CUSIP NUMBERS.

         The Company in issuing the Notes may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; PROVIDED, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                   ARTICLE III
                                   REDEMPTION

SECTION 3.1         NOTICES TO TRUSTEE.

         If the Company elects to redeem Notes pursuant to the redemption provisions of Section 3.7, it shall furnish to the Trustee, at least 45 days (unless a shorter period is acceptable to the Trustee) but not more than 60 days (unless a longer period is acceptable to the Trustee) before a redemption date, an Officers' Certificate setting forth (a) the clause of this Indenture pursuant to which the redemption shall occur, (b) the redemption date, (c) the principal amount of Notes to be redeemed and (d) the redemption price.

SECTION 3.2.        SELECTION OF NOTES TO BE REDEEMED.

         If less than all of the Notes are to be redeemed at any time, selection of the Notes for redemption shall be made by the Trustee as follows: (a) if the Notes are listed on any national securities exchange, in compliance with the requirements of the principal national securities exchange on which the Notes are listed or (b) if the Notes are not so listed, on a PRO RATA basis, by lot or by any other method the Trustee deems fair and appropriate. Any such determination shall be conclusive. In the event of partial redemption by lot, the particular Notes to be redeemed shall be selected, unless otherwise provided herein, not less than 30 days nor more than 60 days prior to the redemption date by the Trustee from the outstanding Notes not previously called for redemption.

         The Trustee shall promptly notify the Company in writing of the Notes selected for redemption and, in the case of any Note selected for partial redemption, the principal amount thereof to be redeemed. The Notes may be redeemed in part in multiples of $1,000 only. Notes and portions of Notes in denominations of larger than $1,000 selected shall be in amounts of $1,000 or integral multiples of $1,000; except that if all of the Notes of a Holder are to be redeemed, the entire outstanding amount of Notes held by such Holder, even if not an integral multiple of $1,000, shall be redeemed. Except as provided in the preceding sentence, provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption.

SECTION 3.3.        NOTICE OF REDEMPTION.

         Subject to the provisions of Section 3.8, at least 30 days but not more than 60 days before a redemption date, the Company shall mail or cause to be mailed, by first class mail, a notice of redemption to each Holder whose Notes are to be redeemed at the Holder's registered address.

         The notice shall identify the Notes to be redeemed and shall state:

         (a)      the redemption date;

         (b)      the redemption price;

         (c) if any Note is being redeemed in part, the portion of the principal amount of such Note to be redeemed and that, after the redemption date upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion shall be issued upon cancellation of the original Note;

         (d)      the name and address of the Paying Agent;

         (e) that Notes or portions thereof called for redemption must be surrendered to the Paying Agent to collect the redemption price;

         (f) that, unless the Company defaults in making such redemption payment, interest on Notes or portions thereof called for redemption ceases to accrue on and after the redemption date;

         (g) the paragraph of the Notes and/or Section of this Indenture pursuant to which the Notes or portions thereof called for redemption are being redeemed; and

         (h) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Notes.

         At the written request of the Company, the Trustee shall give the notice of redemption in the Company's name and at its expense.

SECTION 3.4.        EFFECT OF NOTICE OF REDEMPTION.

         Once notice of redemption is mailed in accordance with Section 3.3, Notes called for redemption become irrevocably due and payable on the redemption date at the redemption price. A notice of redemption may not be conditional.

SECTION 3.5.        DEPOSIT OF REDEMPTION PRICE.

         On or prior to the redemption date, the Company shall deposit with the Trustee or with the Paying Agent immediately available funds sufficient to pay the redemption price of and accrued and unpaid interest (and Additional Interest, if any) on all Notes to be redeemed on that date. The Trustee or the Paying Agent shall promptly return to the Company any money deposited with the Trustee or the Paying Agent by the Company in excess of the amounts necessary to pay the redemption price of, and accrued and unpaid interest (and Additional Interest, if any) on, all Notes to be redeemed.

         If the Company complies with the provisions of the preceding paragraph, on and after the redemption date, interest shall cease to accrue on the Notes or the portions of Notes called for redemption. If a Note is redeemed on or after an interest Record Date but on or prior to the related Interest Payment Date, then any accrued and unpaid interest (and Additional Interest, if any) shall be paid to the Person in whose name such Note was registered at the close of business on such Record Date. If any Note called for redemption shall not be so paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph, interest shall be paid on the unpaid principal, from the redemption date until such principal is paid, and to the extent lawful on any interest not paid on such unpaid principal, in each case at the rate provided in the Notes and in Section 4.1.

SECTION 3.6.        NOTES REDEEMED IN PART.

         Upon surrender of a Note that is redeemed in part, the Company shall issue and, upon receipt of an Authentication Order, the Trustee shall authenticate for the Holder at the expense of the Company a new Note equal in principal amount to the unredeemed portion of the Note surrendered.

SECTION 3.7.        OPTIONAL REDEMPTION.

         (a)        Except as set forth in clause (b) of this Section 3.7 and in
Section 3.8, the Company shall not have the option to redeem the Notes pursuant to this Section 3.7 prior to October 15, 2004. After October 15, 2004, the Company may redeem all or a part of the Notes upon not less than 30 days nor more than 60 days prior notice mailed by first class mail to each Holder at its last registered address, at the redemption prices (expressed as percentages of the principal amount of the Notes being redeemed) set forth below PLUS accrued and unpaid interest and Additional Interest thereon, if any, to the applicable redemption date (subject to the right of Holders of record on the relevant Record Date that is on or prior to the redemption date to receive interest due on the corresponding Interest Payment Date), if redeemed during the twelve-month period beginning on October 15 of the years indicated below:


            YEAR                                                 PERCENTAGE
            ----                                                 ----------
            2004.............................................    104.9375%
            2005.............................................    102.4688%
            2006 and thereafter..............................    100.0000%


         (b) Notwithstanding the provisions of clause (a) of this Section 3.7, prior to October 15, 2003, the Company may, on any one or more occasions, redeem up to 35% of the aggregate principal amount of the Notes originally issued under this Indenture at a redemption price equal to 109.875% of the principal amount thereof, PLUS accrued and unpaid interest and Additional Interest thereon, if any, to the redemption date (subject to the right of Holders on the relevant Record Date that is on or prior to the redemption date to receive interest due on an Interest Payment Date), with the Net Cash Proceeds of a Qualifying Public Offering; PROVIDED that: (i) at least $150.0 million aggregate principal amount of the Notes remains outstanding immediately after the occurrence of such redemption; and (ii) such redemption occurs within 60 days of the date of the closing of such Qualifying Public Offering.

         (c) Any redemption pursuant to this Section 3.7 shall be made pursuant to the provisions of Sections 3.1 through 3.6.

SECTION 3.8.        MANDATORY DISPOSITION OR REDEMPTION PURSUANT TO GAMING LAWS.

         If a Holder or beneficial owner of a Note is required to be licensed, qualified or found suitable under applicable Gaming Laws and is not so licensed, qualified or found suitable, or if a Holder or a beneficial owner of a Note fails to take the steps necessary to seek such license, qualification or finding of suitability, the Company shall have the right, at its option:

         (a) to require such Holder or beneficial owner to dispose of such Holder's Notes or beneficial owner's beneficial interests in Notes within 30 days after receipt of notice of the Company's election or such earlier date as may be requested or prescribed by any Gaming Authority; or

         (b) to redeem such Notes which redemption may occur less than 30 days following the notice of redemption so requested or prescribed by the applicable Gaming Authority, at a redemption price equal to the lesser of:

                  (i) such Holder's or beneficial owner's cost of the Notes being redeemed, plus accrued and unpaid interest or Additional Interest, if any, to the earlier of the redemption date or the date of the finding of unsuitability; and

                  (ii) 100% of the principal amount of such Notes, plus accrued and unpaid interest or Additional Interest, if any, to the earlier of the redemption date or the date of the finding of unsuitability; or

such other amount as may be required by applicable law or order of such Gaming Authority. The Company shall promptly notify the Trustee of any exercise of its option under this Section 3.8. The Trustee shall receive and may conclusively rely with respect to any redemption pursuant to this Section 3.8 upon an Officer's Certificate as to the redemption date and the redemption price.

         The Company is not required to pay or reimburse any Holder or beneficial owner of a Note for the costs of licensure or investigation for such licensure, qualification, or finding of suitability. Any Holder or beneficial owner of a Note required to be licensed, qualified or found suitable under applicable Gaming Laws must pay all investigative fees and costs of the Gaming Authorities in connection with such licensure, qualification, suitability or application therefor. The Company will not be obligated to pay, or reimburse any Holder for, any fees, costs or expenses a Holder may incur in connection with any mandatory redemption of its Notes.

                                   ARTICLE IV

                                    COVENANTS

SECTION 4.1.        PAYMENT OF NOTES.

         The Company shall pay or cause to be paid the principal of, premium, if any, and interest on the Notes on the dates and in the manner provided in the Notes. Principal, premium, if any, and interest shall be considered paid on the date due if the Paying Agent, if other than the Company or a Subsidiary thereof, holds on the due date money deposited by the Company in immediately available funds and designated for and sufficient to pay all principal, premium, if any, and interest then due. The Company shall pay all Additional Interest, if any, in the same manner on the dates and in the amounts set forth in the Registration Rights Agreement and herein.

         The Company shall pay interest (including Accrued Bankruptcy Interest in any proceeding under any Bankruptcy Law) on overdue principal at the then applicable interest rate on the Notes to the extent lawful; it shall pay interest (including Accrued Bankruptcy Interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Additional Interest, if any, (without regard to any applicable grace period) at the same rate to the extent lawful.

SECTION 4.2.        MAINTENANCE OF OFFICE OR AGENCY.

         The Company shall maintain in the Borough of Manhattan, The City of New York, an office or agency (which may be an office of the Trustee or an affiliate of the Trustee, Registrar or co-registrar) where Notes may be surrendered for registration of transfer or for exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office.

         The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such additional designations; PROVIDED, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         The Company hereby designates the Corporate Trust Office as one such office or agency of the Company in accordance with Section 2.3.

SECTION 4.3.        SEC REPORTS AND REPORTS TO HOLDERS.

         (a) Whether or not required by the Commission, so long as any Notes are outstanding, the Company will furnish to the Trustee and the Holders of the Notes within the time periods specified in the Commission's rules and regulations:

                  (i) all quarterly and annual financial information that would be required to be contained in a filing with the Commission on forms 10-Q and 10-K if the Company were required to file such forms (including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" ("MD&A") that describes the financial condition and results of operations of the Company and its consolidated Subsidiaries and an MD&A and other information in reasonable detail regarding the financial condition and results of operations of the Company and its Restricted Subsidiaries separate from the financial condition and results of operations of the Unrestricted Subsidiaries of the Company) and, with respect to the annual information only, a report thereon by the Company's certified independent accountants; and

                  (ii) all current reports that would be required to be filed with the Commission on form 8-K if the Company were required to file such reports.

         (b) After the consummation of the Exchange Offer, whether or not required by the Commission, the Company will file a copy of all such information and reports with the Commission for public availability (unless the Commission will not accept such a filing) within the time periods specified in the Commission's rules and regulations and make such information available to securities analysts and prospective investors upon request. In addition, the Company and the Guarantors, for so long as any Notes remain outstanding, will furnish to the Holders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

SECTION 4.4.        COMPLIANCE CERTIFICATE.

         (a) The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year, an Officers' Certificate stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company and its Subsidiaries have kept, observed, performed and fulfilled their obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge the Company and its Subsidiaries are not in default in the performance or observance of any of the terms, provisions and conditions of this Indenture (or, if a Default or Event of Default shall have occurred and be continuing, describing all such Defaults or Events of Default of which he or she may have knowledge and what action the Company is taking or proposes to take with respect thereto) and that to the best of his or her knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest, if any, on the

Notes is prohibited or if such event has occurred, a description of the event and what action the Company is taking or proposes to take with respect thereto. The Company shall provide the Trustee with timely written notice of any change in its fiscal year end, which is currently June 30.

         (b) The Company shall, so long as any of the Notes are outstanding, deliver to the Trustee, promptly upon becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

SECTION 4.5.        TAXES.

         The Company shall pay, and shall cause each of its Subsidiaries to pay, prior to delinquency, all material taxes, assessments, and governmental levies except such as are contested in good faith and by appropriate proceedings or where the failure to effect such payment would not have a material adverse effect on the ability of the Company and any Guarantors to satisfy their obligations under the Notes, any Guarantees and this Indenture.

SECTION 4.6.        STAY, EXTENSION AND USURY LAWS.

         The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law has been enacted.

SECTION 4.7. LIMITATION ON INCURRENCE OF ADDITIONAL DEBT AND ISSUANCE OF PREFERRED STOCK.

         (a) Unless the Notes are rated the Required Rating (during which time this Section 4.7 shall not be in effect), the Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, "incur") any Debt (including Acquired Debt) and the Company will not issue any Disqualified Stock and will not permit any of its Restricted Subsidiaries to issue any shares of Preferred Stock; provided, however, that the Company and any Restricted Subsidiary may incur Debt, and the Company may issue shares of Disqualified Stock, if on the date of such incurrence or issuance and after giving effect thereto, the Fixed Charge Coverage Ratio for the Company's most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which such additional Debt is incurred or such Disqualified Stock is issued would have been at least 2.0 to 1.0, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the additional Debt had been incurred, or the Disqualified Stock had been issued, at the beginning of such four quarter period.

         (b) The limitations on the incurrence of Debt set forth in paragraph (a) above will not apply to the incurrence of any of the following items of Debt (collectively, "Permitted Debt"):

                  (i) Debt under the Senior Credit Facility in an aggregate principal amount outstanding not to exceed $325.0 million less the aggregate amount of all Net Proceeds that the Company uses to repay Senior Debt under the Senior Credit Facility pursuant to Section 4.13 (other than temporary reductions of revolving credit borrowings pending the final application of any such Net Proceeds as contemplated thereby);

                  (ii) Debt under the Pala Facility Guarantee in an aggregate principal amount outstanding not to exceed $125.0 million;

                  (iii) Existing Debt, other than Debt otherwise referred to in clauses (i) and (ii) of this paragraph (b);

                  (iv) Debt represented by the Notes issued on the Issue Date and the Guarantees thereof (including related Exchange Notes and Guarantees thereof);

                  (v) Debt of the Company or any of its Restricted Subsidiaries represented by Capital Lease Obligations, mortgage financings or purchase money obligations, in each case incurred for the purpose of financing all or any part of the purchase price or cost of acquisition, construction or improvement of property, plant or equipment used in the business of the Company or such Restricted Subsidiary, in an aggregate principal amount at any time outstanding, including all Permitted Refinancing Debt incurred to refund, refinance or replace Debt incurred pursuant to this clause (v), not to exceed $10.0 million;

                  (vi) Permitted Refinancing Debt of the Company or any of its Restricted Subsidiaries incurred in exchange for, or the net proceeds of which are used to refund, refinance or replace Debt that was permitted to be incurred by paragraph (a) of this Section 4.7 or clauses (iii), (iv) and (v) of this paragraph (b);

                  (vii) intercompany Debt between or among the Company and any of its Wholly-Owned Restricted Subsidiaries; PROVIDED, HOWEVER, that (a) if the Company or any Guarantor is the obligor on such Debt, such Debt is expressly subordinated to the prior payment in full in cash of all Obligations with respect to the Notes or the Guarantee of such Guarantor, and (b)(i) any subsequent issuance or transfer of Equity Interests, or a redesignation of a Restricted Subsidiary as an Unrestricted Subsidiary, that results in any such Debt being held by a Person other than the Company or a Wholly-Owned Restricted Subsidiary and (ii) any sale or other transfer of any such Debt to a Person that is neither the Company nor a Wholly-Owned Restricted Subsidiary, shall be deemed, in each case, to constitute an incurrence of Debt by the Company or such Restricted Subsidiary, as the case may be, that was not permitted by this clause
(vii);

                  (viii) Debt of the Company or any of its Restricted Subsidiaries with respect to Hedging Obligations that are incurred (a) for the purpose of fixing or hedging interest rate risk with respect to any Debt that is permitted by the terms of this Indenture to be outstanding or (b) for the purpose of fixing or hedging currency exchange rate risk incurred in the ordinary course of business; PROVIDED, HOWEVER, that, in each case, such Hedging Obligations are eligible to receive hedge accounting treatment in accordance with GAAP and are not incurred for speculative purposes;

                  (ix) Debt of the Company or any of its Restricted Subsidiaries under (or constituting reimbursement obligations with respect to) surety bonds, completion guarantees, Gaming Route Guarantees or similar instruments issued in connection with the ordinary course of a Permitted Business; PROVIDED, HOWEVER, that upon the drawing of such bond, guarantee or other instrument, such obligations are reimbursed or paid within 30 days following such drawing;

                  (x) Debt of the Company or any of its Restricted Subsidiaries resulting from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of day-light overdrafts) drawn against insufficient funds in the ordinary course of business; provided that such Debt is extinguished within seven business days of notice of such insufficiency;

                  (xi) the guarantee by the Company or any of its Restricted Subsidiaries of Debt of the Company or a Restricted Subsidiary that was permitted to be incurred by another provision of this covenant (other than Subordinated Debt);

                  (xii)      the Stock Purchase Debt; or

                  (xiii) additional Debt of the Company and the Guarantors in an aggregate principal amount (or accreted value, as applicable) at any time outstanding not to exceed $25.0 million.

         (c) For purposes of determining any particular amount of Debt under this Section 4.7,

                  (i) Debt incurred under the Senior Credit Facility first shall be treated as incurred pursuant to Section 4.7(b)(i) to the full extent of Debt permitted to be incurred under such clause (it being understood that additional Debt under the Senior Credit Facility may be incurred to the full extent permitted under any other provision of this Indenture);

                  (ii) Guarantees, Liens or obligations with respect to letters of credit supporting Debt otherwise included in the determination of such particular amount shall not be included; and

                  (iii) any Liens granted pursuant to the equal and ratable provisions described in Section 4.8 shall not be treated as Debt.

         (d) For purposes of determining compliance with this section, if an item of Debt (other than Debt referred to in Section 4.7(c)(i)) meets the criteria of more than one of the categories of Permitted Debt described in
Section 4.7(b)(i) through (xiii) or is entitled to be incurred pursuant to paragraph (a) of this Section 4.7, the Company shall, in its sole discretion, classify such item of Debt in any manner that complies with this section and such item of Debt will be treated as having been incurred pursuant to only one of such clauses or pursuant to paragraph (a) of this Section 4.7. Accrual of interest and the accretion of accreted value will not be deemed to be an incurrence of Debt for purposes of this covenant.

SECTION 4.8.        LIMITATION ON LIENS.

         The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, assume or otherwise cause or suffer to exist or become effective any Lien of any kind (other than Permitted Liens) securing Debt or other obligations upon any of their property or assets, now owned or hereafter acquired, or any income or profits therefrom, unless all Obligations from time to time due under this Indenture and the Notes (or, in the case of any Lien affecting property or assets of any Guarantor, all Obligations of such Guarantor under this Indenture and its Guarantee) are secured by a Lien on the same property or assets as secures such other Debt or obligations, PROVIDED such Lien:

         (a) if such other Debt or obligations constitute Subordinated Debt or are otherwise subordinate or junior in right of payment to the Obligations under this Indenture, any Notes or Guarantee, as the case may be, is expressly made prior and senior in priority to the Lien securing such other Debt or obligations; and

         (b) in any other case, ranks equally and ratably with the Lien securing such other Debt or obligations so secured.

SECTION 4.9.        LIMITATION ON RESTRICTED PAYMENTS.

         (a) Unless the Notes are rated the Required Rating (during which time this Section 4.9 will not be in effect), the Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly:

                  (i) declare or pay any dividend or make any other payment or distribution on account of the Company's or any of its Restricted Subsidiaries' Equity Interests (including any payment in connection with any merger or consolidation) or to the direct or indirect holders of the Company's or any of its Restricted Subsidiaries' Equity Interests (other than dividends or distributions payable in Qualified Equity Interests of the Company or dividends or distributions payable to the Company or any Wholly-Owned Restricted Subsidiary);

                  (ii) purchase, redeem or otherwise acquire or retire for value (including in connection with any merger or consolidation) any Equity Interests of the Company, any Restricted Subsidiary or any direct or indirect parent of the Company (other than any such Equity Interests owned by the Company or any Wholly-Owned Restricted Subsidiary);

                  (iii) make any payment on or with respect to, or purchase, redeem, defease or otherwise acquire or retire for value any Subordinated Debt, except a payment of interest or principal at its Stated Maturity; or

                  (iv)       make any Restricted Investment

(all such payments and other actions set forth in clauses (i) through (iv) above being collectively referred to as "Restricted Payments"), unless, at the time of and after giving effect to such Restricted Payment:

                  (A) no Default or Event of Default exists or would occur as a consequence thereof; and

                  (B) the Company would, at the time of such Restricted Payment and after giving PRO FORMA effect thereto as if such Restricted Payment had been made at the beginning of the applicable four-quarter period, have been permitted to incur at least $1.00 of additional Debt pursuant to the Fixed Charge Coverage Ratio test set forth in Section 4.7(a), and

                  (C) such Restricted Payment, together with (without duplication) the aggregate amount of all other Restricted Payments made by the Company and its Restricted Subsidiaries after the Issue Date (excluding Restricted Payments permitted by clauses (ii), (iii), (v),
         (vi) and (vii) and, to the extent set forth therein, clauses (viii) and
         (ix), of Section 4.9(b)), is less than the sum of:

                           (1) 50% of the Consolidated Net Income of the Company for the period (taken as one accounting period) from the beginning of the fiscal quarter commencing July 1, 2000 to the end of the Company's most recently ended fiscal quarter for which financial statements are publicly available at the time of such Restricted Payment (or, if such Consolidated Net Income for such period is a deficit, less 100% of such deficit); PLUS

                           (2) 100% of the aggregate net cash proceeds received by the Company from the issue or sale (other than to a Subsidiary) of, or from capital contributions with respect to, Qualified Equity Interests of the Company, in either case after the Issue Date; PLUS

                           (3) the aggregate principal amount (or accreted value, if less) of Debt of the Company or any Restricted Subsidiary issued since the Issue Date (other than Debt issued to or held by a Subsidiary) that has been converted into Qualified Equity Interests (other than Equity Interests issued or sold to a Subsidiary); PLUS

                           (4)        to the extent that any Restricted
                  Investment that was made after the Issue Date (including any Designated Non-Cash Consideration) is sold for cash or otherwise liquidated or repaid for cash, the lesser of (x) the cash return of capital with respect to such Restricted Investment (less the cost of disposition, if any) and (y) the initial amount of such Restricted Investment; PLUS

                           (5) 50% of any dividends received by the Company or a Wholly-Owned Restricted Subsidiary after the Issue Date from an Unrestricted Subsidiary, to the extent that such dividends were not otherwise included in Consolidated Net Income of the Company for such period; PLUS

                           (6)      $20.0 million.

         (b) The provisions of Section 4.9(a) will not prohibit any of the following if no Default or Event of Default then exists or would result from that action:

                  (i) the payment of any dividend within 60 days after the date of declaration thereof, if at such date of declaration such payment would have complied with the provisions of this Indenture;

                  (ii) the redemption, repurchase, retirement, defeasance or other acquisition of any Subordinated Debt or Equity Interests of the Company in exchange for, or out of the net cash proceeds of the substantially concurrent sale (other than to a Subsidiary) of, or a capital contribution with respect to, Qualified Equity Interests of the Company; PROVIDED that the amount of any such net cash proceeds that are utilized for any such redemption, repurchase, retirement, defeasance or other acquisition shall be excluded from clause (C) of
Section 4.9(a);

                  (iii) the defeasance, redemption, repurchase, retirement or other acquisition of Subordinated Debt with the net cash proceeds from an incurrence of Permitted Refinancing Debt;

                  (iv) the payment of any dividend by a Restricted Subsidiary to the holders of its common stock on a PRO RATA basis or the repurchase or redemption of Equity Interests of an Excluded Subsidiary that are not owned by the Company or another Restricted Subsidiary if such Excluded Subsidiary is a Restricted Subsidiary and, upon such repurchase or redemption, becomes a Guarantor;

                  (v) the repurchase or acquisition by the Company of 4,596,200 shares of its Capital Stock pursuant to the Stock Purchase Agreement;

                  (vi) Retirement of the Stock Purchase Debt in connection with the disposition of the Racetrack Assets pursuant to the Asset Sale Agreements;

                  (vii) Investments by AWI in a Qualified AWI Joint Venture arising out of a Qualified AWI Asset Transfer if (i) the PRO FORMA Fixed Charge Coverage Ratio of the Company, calculated cumulatively for the four most recent fiscal quarters of the Company prior to the date of such Qualified AWI Asset Transfer as if such transfer had occurred on the first day of such period, would have been greater than 2.5 to 1.0 and (ii) after giving effect to such Qualified AWI Asset Transfer, the rating of the Notes by each Rating Agency is at least equal to the rating of the Notes on the Issue Date;

                  (viii) Investments by the Company and/or any Restricted Subsidiary in an aggregate amount not to exceed $125.0 million arising pursuant to the incurrence, creation, assumption or suffering to exist of the Pala Facility Guarantee, PROVIDED that, with respect to such Investments, the amounts available to make Restricted Payments pursuant to clause (C) of Section 4.9(a) shall be reduced only by, without duplication, the amount that becomes due on the Debt that is guaranteed by the Pala Facility Guarantee in accordance with the terms of such Debt that is paid by the Company or any of its Restricted Subsidiaries, any other amount that becomes payable under the Pala Facility Guarantee by the Company or any of its Restricted Subsidiaries (including the amount of any investments required under the Pala Facility Guarantee) and, if and for so long as an event of default occurs and is continuing with respect to such guaranteed Debt, the entire aggregate principal amount of such guaranteed Debt then outstanding; and

                  (ix) Investments by the Company and/or any Restricted Subsidiary arising pursuant to the incurrence, creation, assumption or suffering to exist of any Qualified Guarantee, PROVIDED that, with respect to this clause
(ix), the amounts available to make Restricted Payments pursuant to clause (C) of Section 4.9(a) shall be reduced only by the amount that becomes due on the Debt that is guaranteed in accordance with the terms of such Debt and that is paid by the Company or any of its Restricted Subsidiaries, and, if and for so long as an event of default occurs and is continuing (after the expiration of all applicable grace periods) with respect to such Debt, by the entire aggregate principal amount of such guaranteed Debt then outstanding.

         (c) The amount of all Restricted Payments (other than cash) shall be the fair market value on the date of the Restricted Payment of the asset(s) or securities proposed to be transferred or issued by the Company or such Restricted Subsidiary, as the case may be, pursuant to the Restricted Payment. The fair market value of any non-cash Restricted Payment shall be determined by the Board of Directors, such determination to be based upon an opinion or appraisal issued by an accounting, appraisal or investment banking firm of national standing if such fair market value exceeds $10.0 million. Not later than the date of making any Restricted Payment in excess of $1.0 million, the Company shall deliver to the trustee an Officers' Certificate stating that such Restricted Payment is permitted and setting forth the basis upon which the calculations required by this Section were computed, together with a copy of any fairness opinion or appraisal required by this Indenture. If the application of this Section 4.9 is suspended and thereafter again is in effect, the amounts available to make Restricted Payments pursuant to clause (C) of Section 4.9(a) shall be calculated as if such covenant had not been suspended.

SECTION 4.10. LIMITATION ON DIVIDENDS AND OTHER PAYMENT RESTRICTIONS AFFECTING RESTRICTED SUBSIDIARIES.

         (a) Unless the Notes are rated the Required Rating (during which time this Section 4.10 will not be in effect), the Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Guarantor to:

                  (i) pay dividends or make any other distributions on its Capital Stock to the Company or any of its Restricted Subsidiaries or with respect to any other interest or participation in, or measured by, its profits, or pay any indebtedness owed to the Company or any of its Restricted Subsidiaries;

                  (ii) make loans or advances to the Company or any of its Restricted Subsidiaries; or

                  (iii) transfer any of its properties or assets to the Company or any of its Restricted Subsidiaries.

         (b) The foregoing Section 4.10(a) shall not apply to encumbrances or restrictions existing under or by reason of:

                  (i)        applicable law;

                  (ii)       Existing Debt as in effect on the Issue Date;

                  (iii) the provisions of security or pledge agreements or mortgages (or similar agreements) granting a Permitted Lien or restricting transfers of the assets secured thereby;

                  (iv)      this Indenture, the Notes and the Guarantees;

                  (v) any instrument governing Debt or Capital Stock of a Person acquired by the Company or any of its Restricted Subsidiaries as in effect at the time of such acquisition, which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired provided such Debt, Capital Stock, encumbrance or restriction was not incurred in contemplation of or in connection with such acquisition;

                  (vi) customary non-assignment provisions in leases and other contracts entered into in the ordinary course of business and consistent with past practice;

                  (vii) purchase money obligations or Capitalized Leases for property acquired in the ordinary course of business that impose restrictions of the nature described in Section 4.10(a)(iii) on the property so acquired;

                  (viii) Permitted Refinancing Debt, PROVIDED that the restrictions contained in the agreements governing such Permitted Refinancing Debt are, when considered as a whole, not materially more restrictive than those contained in the agreements governing the Debt being refinanced;

                  (ix) in the case of clause (iii) of Section 4.10(a), any encumbrance or restriction (a) that restricts in a customary manner the subletting, assignment, licensing or transfer of any property or asset that is subject to a lease, license or similar contract, or (b) by virtue of any transfer of, agreement to transfer, option or right with respect to, or Lien on, any property or assets of the Company or any Restricted Subsidiary not otherwise prohibited by this Indenture; and

                  (x) any restriction with respect to a Restricted Subsidiary imposed pursuant to an agreement entered into for the sale or other disposition of all or substantially all of the Capital Stock or assets of such Restricted Subsidiary pending the closing of such sale or other disposition.

SECTION 4.11.       LIMITATION ON BUSINESS ACTIVITIES.

         The Company will not, and will not permit any Restricted Subsidiary to, engage in any business other than Permitted Businesses.

SECTION 4.12.       LIMITATION ON TRANSACTIONS WITH AFFILIATES.

         (a) Unless the Notes are rated the Required Rating (during which time this Section 4.12 will not be in effect), the Company will not, and will not permit any of its Restricted Subsidiaries to, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate (each of the foregoing, an "Affiliate Transaction"), unless:

                  (i) such Affiliate Transaction is on terms that are no less favorable to the Company or the relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction by the Company or such Restricted Subsidiary with an unrelated Person; and

                  (ii) the Company delivers to the Trustee (a) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $1.0 million, a resolution of the Board of Directors set forth in an Officers' Certificate certifying that such Affiliate Transaction complies with clause (i) of this Section 4.12(a) and that such Affiliate Transaction has been approved by a majority of the Independent members of the Board of Directors, and (b) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $10.0 million, an opinion as to the fairness to the holders of such Affiliate Transaction from a financial point of view issued by an accounting, appraisal or investment banking firm of national standing.

         (b)        The following will not be deemed to be Affiliate
Transactions:

                  (i) any employment agreement, collective bargaining agreement, employee benefit plan or any similar arrangement (including any option or restricted stock plan) entered into in the ordinary course of business of the Company or a Restricted Subsidiary;

                  (ii) payment of reasonable directors fees to Persons who are not otherwise Affiliates of the Company;

                  (iii) customary indemnification and similar arrangements with directors and officers;

                  (iv) transactions between or among the Company and/or its Restricted Subsidiaries, PROVIDED, in each case, that no Affiliate of the Company (other than another Restricted Subsidiary or a director owning qualifying shares) owns Capital Stock of any such Restricted Subsidiary;

                  (v)        Restricted Payments that are permitted by
Section 4.9;

                  (vi) payments and other transactions contemplated by any agreement as in effect on the Issue Date and described in the Offering Memorandum (including the Stock Purchase Agreement and the Asset Sale Agreements) or any amendment thereto or replacement thereof (so long as any such amendment or replacement is not disadvantageous to the Company or any Restricted Subsidiary in any material respect); and

                  (vii) transactions between the Company or any Restricted Subsidiary and the Anchor-IGT Joint Venture or a Qualified AWI Joint Venture.

SECTION 4.13. LIMITATION ON ASSET SALES AND ISSUANCES AND SALES OF CAPITAL STOCK OF SUBSIDIARIES.

         (a) Unless the Notes are rated the Required Rating (during which time this Section 4.13 will not be in effect), the Company will not, and will not permit any of its Restricted Subsidiaries to, consummate an Asset Sale unless:

                  (i) the Company (or the Restricted Subsidiary, as the case may be) receives consideration at the time of such Asset Sale at least equal to the fair market value of the assets or Equity Interests issued or sold or otherwise disposed of; and

                  (ii) at least 75% of the consideration therefor received by the Company or such Restricted Subsidiary is in the form of cash or Cash Equivalents. For purposes of this provision only, the following will be considered "cash":

                           (A) any Senior Debt that is assumed by the transferee of any such assets, to the extent the Company or such Restricted Subsidiary is released from any further liability;

                           (B) any securities, notes or other obligations received by the Company or any such Restricted Subsidiary from such transferee that are converted by the Company or such Restricted Subsidiary into cash (to the extent of the cash received) within 30 days after receipt;

                           (C)        any Designated Non-Cash Consideration;
         PROVIDED, HOWEVER, that such Designated Non-Cash Consideration will not constitute Net Proceeds for purposes of Sections 4.13(b) and 4.13(c) unless and until converted into cash or Cash Equivalents, to the extent of the cash or Cash Equivalents received; and

                           (D) an amount equal to the fair market value of any Additional Assets received by the Company or any Restricted Subsidiary consummating an Asset Sale from the transferee of assets; provided that such Additional Assets will not constitute Net Proceeds for purposes of Sections 4.13(b) and 4.13(c).

         (b) Within 365 days after the receipt of any Net Proceeds from an Asset Sale, the Company may use such Net Proceeds, at its option:

                  (i) to repay Senior Debt (and to cause the related loan commitment (if any) to be permanently reduced by an amount equal to the principal amount so repaid);

                  (ii)       to make capital expenditures; or

                  (iii)      to acquire Additional Assets.

         (c)        Pending the final application of any such Net Proceeds under
Section 4.13(b), the Company may temporarily reduce revolving credit borrowings or otherwise invest such Net Proceeds in any manner that is not prohibited by this Indenture. Any Net Proceeds from Asset Sales that are not applied or invested as provided in Section 4.13(b) will be deemed to constitute "Excess Proceeds." When the aggregate amount of Excess Proceeds exceeds $10.0 million, the Company will make an offer (an "Asset Sale Offer") to all Holders of Notes and, to the extent required by the terms of any Pari Passu Indebtedness, an offer to purchase to all holders of such Pari Passu Indebtedness, to purchase for cash the maximum principal amount of Notes and any such Pari Passu Indebtedness that may be purchased out of the Excess Proceeds at an offer price equal to 100% of the principal amount thereof repurchased PLUS, in each case, accrued interest and Additional Interest thereon, if any, to the date of purchase. To the extent that the aggregate principal amount of Notes and Pari Passu Indebtedness tendered pursuant to an Asset Sale Offer and related offer to purchase Pari Passu Indebtedness is less than the Excess Proceeds, the Company may use any remaining Excess Proceeds for general corporate purposes. If the aggregate principal amount of Notes and Pari Passu Indebtedness tendered exceeds the Excess Proceeds, the Notes and Pari Passu Indebtedness shall be purchased on a pro rata basis. The Trustee shall select the tendered Notes to be purchased on a pro rata basis (based upon the outstanding principal amount of the Notes tendered by each Holder). Upon completion of such offer to purchase, the amount of Excess Proceeds shall be reset at zero.

         (d) In the event of the transfer of substantially all (but not all) of the property and assets of the Company and its Restricted Subsidiaries to a Person in a transaction permitted under Article V, the successor corporation will be deemed to have sold the properties and assets of the Company and its Restricted Subsidiaries not transferred to the successor corporation for purposes of this Section 4.13 and shall comply with the provisions of this
Section 4.13 (other than the provisions described in the Section 4.13(a)) with respect to such deemed sale as if it were an Asset Sale. In addition, the fair market value of such properties and assets of the Company or its Restricted Subsidiaries deemed to be sold will be deemed to be Net Proceeds for purposes of this Section 4.13.

         (e) The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws or regulations are applicable in connection with the repurchase of the Notes pursuant to an Asset Sale Offer. To the extent that the provisions of any applicable securities laws or regulations conflict with the provisions of this Indenture, the Company will comply with those securities laws and regulations and shall not be deemed to have breached its obligations under the Notes or this Indenture by virtue of its compliance with those laws and regulations.

         (f)      The Company:

                  (i) will not, and will not permit any Restricted Subsidiary to, transfer, convey, sell, lease or otherwise dispose of any Capital Stock of any Restricted Subsidiary to any Person (other than the Company or a Wholly-Owned Restricted Subsidiary), unless:

                           (A) such transfer, conveyance, sale, lease or other disposition is of all the Capital Stock of such Restricted Subsidiary owned by the Company or any Restricted Subsidiary; and

                           (B) the cash Net Proceeds from such transfer, conveyance, sale, lease or other disposition are applied in accordance with this Section 4.13; and

                  (ii) will not permit any Restricted Subsidiary to issue any of its Equity Interests (other than, if necessary, shares of its Capital Stock constituting directors' qualifying shares) to any Person (other than to the Company or a Wholly-Owned Restricted Subsidiary or, in the case of any Restricted Subsidiary that is not a Wholly-Owned Restricted Subsidiary, to a Person other than the Company or a Restricted Subsidiary that is a stockholder of such Restricted Subsidiary, if such Person does not thereby increase its percentage ownership of the Capital Stock of such Restricted Subsidiary).

SECTION 4.14. REPURCHASE OF NOTES AT THE OPTION OF THE HOLDER UPON A CHANGE OF CONTROL.

         (a) If a Change of Control occurs, each Holder of Notes will have the right to require the Company to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of that Holder's Notes pursuant to the offer described below (the "Change of Control Offer"). In the

Change of Control Offer, the Company will offer to repurchase Notes at an offer price in cash (the "Change of Control Payment") equal to 101% of the aggregate principal amount of Notes repurchased PLUS accrued and unpaid interest and Additional Interest thereon, if any, to the date of purchase. Within ten days following any Change of Control, the Company will mail a notice to each Holder, with a copy to the Trustee, describing the transaction or transactions that constitute the Change of Control and offering to repurchase such Holder's Notes on the date specified in that notice for the Change of Control Payment, which date shall be no earlier than 30 days and no later than 60 days from the date that notice is mailed (the "Change of Control Payment Date").

         (b) Holders electing to have a Note purchased pursuant to a Change of Control Offer will be required to surrender the Note, with an appropriate form duly completed, to the Company at the address specified in the notice at least three Business Days prior to the Change of Control Payment Date. Holders will be entitled to withdraw their election if the Trustee or the Company receives not later than one Business Day prior to the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Note which was delivered for purchase by the Holder and a statement that such Holder is withdrawing its election to have such Note purchased.

         The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control. To the extent that the provisions of any applicable securities laws or regulations conflict with provisions of this Section 4.14, the Company will comply with such securities laws and regulations and will not be deemed to have breached its obligations under the Notes or this Indenture by virtue of its compliance with those laws or regulations.

         (c) On the Change of Control Payment Date, the Company will, to the extent lawful:

         (i) accept for repurchase all Notes or portions thereof properly tendered pursuant to the Change of Control Offer;

         (ii) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions thereof so tendered; and

         (iii) deliver or cause to be delivered to the Trustee for cancellation the Notes so accepted together with an Officers' Certificate stating the aggregate principal amount of Notes or portions thereof being purchased by the Company.

         The Paying Agent will promptly mail to each Holder of Notes so tendered the Change of Control Payment for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book entry) to each Holder a new Note equal in principal amount to any unpurchased portion of the Note surrendered, if any; PROVIDED that each new Note will be in a principal amount of $1,000 or an integral multiple thereof.

         Prior to complying with the provisions of this Section 4.14, but in any event within 90 days following a Change of Control, the Company will either repay all outstanding Senior Debt or obtain the requisite consents, if any, under all agreements governing outstanding Senior Debt to permit the repurchase of Notes required by this Section 4.14. The Company will publicly announce


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

the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

         (d) The Company will not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Indenture applicable to a Change of Control Offer made by the Company and such party purchases all Notes validly tendered and not withdrawn under such Change of Control Offer.

SECTION 4.15.       LIMITATION ON SENIOR SUBORDINATED DEBT.

         The Company will not incur, create, issue, assume, guarantee or otherwise become liable for any Debt that is subordinate or junior in right of payment to any Senior Debt and senior in any respect in right of payment to the Notes. The Company will not permit any Guarantor to incur, create, issue, assume, guarantee or otherwise become liable for any Debt that is subordinate or junior in right of payment to any Senior Debt and senior in any respect in right of payment to the Guarantees.

SECTION 4.16.       ADDITIONAL GUARANTEES.

         The Company will cause all current and future Subsidiaries of the Company, other than Excluded Subsidiaries and Unrestricted Subsidiaries, to be Guarantors in accordance with the terms of this Indenture.

         The Company will cause each Subsidiary that is required or desires to become a Guarantor after the Issue Date to execute and deliver to the Trustee a supplement to this Indenture in the form included as Exhibit E hereto pursuant to which such Subsidiary will unconditionally guarantee the Obligations of the Company under this Indenture, together with the Opinions of Counsel and other documents required by Section 12.4(b) and also confirming the authorization, execution and delivery and enforceability (subject to customary exceptions) of the Guarantee by such Subsidiary provided by such supplement to this Indenture.

SECTION 4.17.       INVESTMENT COMPANY ACT COMPLIANCE.

         Neither the Company nor any of its Restricted Subsidiaries will take any action, or otherwise permit to exist any circumstance, that would require the Company or such Restricted Subsidiary to register as an "investment company" under the Investment Company Act.

SECTION 4.18.       LIMITATION ON SALE/LEASEBACK TRANSACTIONS.

         The Company will not, and will not permit any of its Restricted Subsidiaries to, enter into any Sale/Leaseback Transaction with respect to any assets or property of the Company or any Restricted Subsidiary unless:

         (a)        no Default or Event of Default then exists;

         (b) the Company or such Restricted Subsidiary would be entitled to (i) incur Debt in an amount equal to the Attributable Debt with respect to such Sale/Leaseback Transaction pursuant to Section 4.7(a) and (ii) incur a Lien to secure such Attributable Debt pursuant to Section 4.8;

         (c) the consideration received by the Company or such Restricted Subsidiary in connection with such Sale/Leaseback Transaction is at least equal to the fair market value of the assets or property subject to such Sale/Leaseback Transaction; and

         (d) the transfer of such assets or property is permitted by, and (to the extent required thereby) the Company applies the proceeds of such transaction in compliance with, Section 4.13.

SECTION 4.19.       LIMITATIONS ON ISSUANCES OF GUARANTEES OF DEBT.

         The Company will not permit any Subsidiary, directly or indirectly, to guarantee or pledge any assets to secure the payment of any other Debt of the Company unless such Subsidiary simultaneously executes and delivers a supplemental indenture providing for the Guarantee of the payment of the Notes by such Subsidiary, which Guarantee shall be senior to or PARI PASSU with such Subsidiary's guarantee of, or pledge to secure, such other Debt, unless such other Debt is Senior Debt, in which case, the Guarantee of the Notes may be subordinated to the guarantee of such Senior Debt to the same extent the Notes are subordinated to such Senior Debt. Notwithstanding the foregoing, any Guarantee will provide by its terms that it will be automatically and unconditionally released and discharged pursuant to the terms and provisions of
Article X.

SECTION 4.20.       LIMITATION ON PAYMENTS FOR CONSENT.

         Neither the Company nor any of its Subsidiaries will, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder of any Notes for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Notes unless such consideration is offered to be paid or is paid to all Holders of the Notes that consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement.

SECTION 4.21.       RESTRICTED AND UNRESTRICTED SUBSIDIARIES.

         (a) The Board of Directors may designate any Restricted Subsidiary to be an Unrestricted Subsidiary, PROVIDED (i) such designation would not cause a Default or Event of Default and (ii) such Subsidiary meets the conditions set forth in the definition of an "Unrestricted Subsidiary."

         (b) For purposes of determining whether such designation would not cause a Default or Event of Default, all outstanding Investments by the Company and its Restricted Subsidiaries (except to the extent repaid in cash) in the Subsidiary so designated, to the extent they do not constitute Permitted Investments at the time such Subsidiary becomes an Unrestricted Subsidiary, will be deemed to be Restricted Payments made at the time of such designation. The amount of outstanding Investments will be equal to the greater of (i) the net book value of such Investments at the time of such designation and (ii) the fair market value thereof. In the case of Investments in the form of common stock such fair market value will be equal to the portion of the fair market value of the net assets of such Subsidiary at the time that such Subsidiary is designated an Unrestricted Subsidiary that is represented by the interest of the Company and its Restricted Subsidiaries in such Subsidiary. Such designation will only be permitted if such Restricted Payment would be permitted at such time and if such Restricted Subsidiary otherwise meets the definition of an Unrestricted Subsidiary.

         (c) Any designation of an Unrestricted Subsidiary by the Board of Directors shall be evidenced by filing with the Trustee a certified copy of the Board resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the conditions set forth in Section 4.21(a). If, at any time, any Unrestricted Subsidiary fails to meet the requirements as an Unrestricted Subsidiary as set forth in the definition of that term, it shall thereafter cease to be an Unrestricted Subsidiary for purposes of this Indenture and any Debt of such Subsidiary shall be deemed to be incurred by a Restricted Subsidiary as of such date for purposes of this Indenture, including Section 4.7.

         (d) The Board of Directors may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary; PROVIDED that such designation shall be deemed to be an incurrence by a Restricted Subsidiary of any outstanding Debt and Liens of such Unrestricted Subsidiary and such designation shall only be permitted if:

                  (i) such Debt is permitted under Section 4.7, determined on a PRO FORMA basis as if such designation had occurred at the beginning of the four-quarter reference period provided for in
         Section 4.7(a);

                  (ii) such Liens are permitted to be incurred at such time under Section 4.8; and

                  (iii) no Default or Event of Default would be in existence following such designation.

         Any designation of a Restricted Subsidiary by the Board of Directors shall be evidenced by filing with the Trustee a certified copy of the Board resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the conditions set forth in this
Section 4.21(d).


SECTION 4.22.       LICENSE SUBSIDIARIES.

         Notwithstanding anything to the contrary in Section 4.8 or 4.13, restrictions on the transfer of the Equity Interests of the Company's License Subsidiaries licensed in Nevada or other jurisdictions, and agreements not to encumber such Equity Interests, in each case, in respect of the Notes, are not effective without the prior approval of the Nevada Gaming Commission and other applicable Gaming Authorities. No License Subsidiary shall be subject to such restrictions or agreements under this Indenture until the earlier of such time (the "Applicable Date") as (i) prior approval of such restrictions and agreements with respect to such License Subsidiary is received from the applicable Gaming Authorities or (2) a registered public offering of the Notes is made pursuant to a prior approval of the applicable Gaming Authorities of such offering that includes a prior approval of such restrictions and agreements with respect to such License Subsidiary. Notwithstanding any other provision of this Indenture, until the respective Applicable Date for a License Subsidiary, such License Subsidiary shall not incur any Debt. The Company shall use commercially reasonable efforts to cause the Applicable Date to occur for each License Subsidiary at the earliest practicable time.

                                    ARTICLE V

                                   SUCCESSORS

SECTION 5.1.        MERGER, CONSOLIDATION OR SALE OF ASSETS.

         (a) The Company may not consolidate or merge with or into (whether or not the Company is the surviving corporation), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets (determined on a consolidated basis, including its Subsidiaries) in one or more related transactions, to another Person unless:

                  (i) the Company is the surviving corporation or the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, lease or other disposition shall have been made is a corporation organized or existing under the laws of the United States, any state thereof or the District of Columbia;

                  (ii) the Person formed by or surviving any such consolidation or merger (if other than the Company), or the Person to which such sale, lease or other disposition shall have been made, assumes all the obligations of the Company under the Notes and this Indenture pursuant to a supplemental indenture in a form satisfactory to the Trustee;

                  (iii) immediately after such transaction no Default or Event of Default exists; and

                  (iv) except in the case of a merger of the Company with or into a Wholly-Owned Restricted Subsidiary, the Company or the Person formed by or surviving any such consolidation or merger (if other than the Company), or to which such sale, lease or other disposition shall have been made will, at the time of such transaction and after giving PRO FORMA effect thereto as if such transaction had occurred at the beginning of the applicable four-quarter period, be permitted to incur at least $1.00 of additional Debt pursuant to the Fixed Charge Coverage Ratio test set forth in Section 4.7(a).

SECTION 5.2.        SUCCESSOR CORPORATION SUBSTITUTED.

         Upon the occurrence of any transaction described in Section 5.1 in which the Company is not the continuing corporation, the successor corporation formed by such a consolidation or into which the Company is merged or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture and the Notes with the same effect as if such successor corporation had been named as the Company therein, and the Company shall be released from the obligations under the Notes and this Indenture except in the case of a lease of assets of the Company and except with respect to any obligations under the Notes and the Indenture that arise from, or related to, such transaction.

                                   ARTICLE VI

                              DEFAULTS AND REMEDIES

SECTION 6.1.        EVENTS OF DEFAULT.

         Each of the following is an event of default (an "Event of Default") with respect to the Notes:

         (a) the failure to pay when due accrued and unpaid interest on, or Additional Interest with respect to, the Notes (whether or not such payment is prohibited by Article XI), which failure continues for a period of 30 days;

         (b) the failure to pay when due the principal of or premium, if any, on the Notes (whether or not such payment is prohibited by Article XI), whether at its Stated Maturity or in connection with any redemption or repurchase the Company is obligated to make;

         (c) the failure by the Company or any Guarantor to comply with the provisions of Section 4.13, 4.14, 10.3 or 5.1;

         (d) the failure by the Company or any Guarantor for 30 days after notice to comply with any of its other agreements in this Indenture or the Notes;

         (e) a default shall occur under any mortgage, indenture or instrument under which there is issued, or which secures or evidences, any Debt for money borrowed by the Company or any of its Restricted Subsidiaries (or the payment of which is guaranteed by the Company or any of its Restricted Subsidiaries), whether such Debt or guarantee now exists, or is created after the Issue Date, which default (i) is caused by a failure to pay principal of or premium, if any, or interest on such Debt before the expiration of the grace period provided in the documents governing such Debt on the date of such default (a "Payment Default") or (ii) results in the acceleration of such Debt before its express maturity, and, in each case, the principal amount of any such Debt, together with the principal amount of any other such Debt under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $10.0 million or more;

         (f) failure by the Company or any of its Restricted Subsidiaries to pay final judgments aggregating in excess of $10.0 million, which judgments are not paid, discharged or stayed for a period of 60 days;

         (g) except as permitted by this Indenture, any Guarantee shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any Guarantor, or any Person acting on behalf of any Guarantor, shall deny or disaffirm such Guarantor's obligations under its Guarantee;

         (h) a court having jurisdiction in the premises enters a decree or order (i) for relief in respect of the Company or any Restricted Subsidiary in an involuntary case under any applicable Bankruptcy Law now or hereafter in effect, (ii) adjudging the Company or any Restricted Subsidiary a bankrupt or insolvent or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Restricted Subsidiary under any applicable Bankruptcy Law now or hereafter in effect, (iii) for appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Company or any Restricted Subsidiary or for all or substantially all of the property and assets of the Company or any Restricted Subsidiary or (iv) for the winding up or liquidation of the affairs of the Company or any Restricted Subsidiary and, in each case, such decree or order shall remain unstayed and in effect for a period of 60 consecutive days;

         (i) the Company or any Restricted Subsidiary (i) commences a voluntary case under any applicable Bankruptcy Law now or hereafter in effect, or consents to the entry of an order for relief or the filing of a petition in an involuntary case under any such law, (ii) consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Company or any Restricted Subsidiary or for all or substantially all of the property and assets of the Company or any Restricted Subsidiary or (iii) effects any general assignment for the benefit of creditors; or

         (j) the occurrence of any revocation, failure to renew or suspension of, or the appointment of a receiver, supervisor or similar officer with respect to, any gaming license issued by any Nevada Gaming Authority covering any gaming activities of the Company or any Restricted Subsidiary if such action has a material adverse effect upon the Company and its Restricted Subsidiaries taken as a whole and such occurrence continues for a period of 30 days.

         The term "Bankruptcy Law" means the Bankruptcy Code or any similar federal or state law for the relief of debtors.

SECTION 6.2.        ACCELERATION.

         If an Event of Default (other than an Event of Default specified in clause (h) or (i) of Section 6.1 that occurs with respect to the Company or any Restricted Subsidiary) occurs and is continuing under this Indenture, then in every such case, unless the principal of all of the Notes shall have already become due and payable, either the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes, then outstanding, by written notice to the Company (and to the Trustee if such notice is given by the Holders), may, and the Trustee at the request of such Holders shall, declare the principal of, premium, if any, and accrued interest (and Additional Interest, if any) on the Notes to be immediately due and payable. Upon a declaration of acceleration, such principal of, premium, if any, and accrued interest (and Additional Interest, if any) shall be immediately due and payable. If an Event of Default specified in clauses (h) or (i) above occurs, all principal and accrued interest (and Additional Interest, if any) thereon will be immediately due and payable on all outstanding Notes without any declaration or other act on the part of the Trustee or the Holders.

         In the case of any Event of Default occurring by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding payment of the premium that the Company would have had to pay if the Company then had elected to redeem the Notes pursuant to Section 3.7(a), an equivalent premium shall also become and be immediately due and payable to the extent permitted by law upon the acceleration of the Notes. If an Event of Default occurs prior to October 15, 2004, by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding the prohibition on redemption of the Notes prior to October 15, 2004, then a premium, equal to 14.8125% of the Notes (if such Event of Default occurs prior to October 15, 2001), 12.3438% of


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the Notes (if such Event of Default occurs on or after October 15, 2001 and prior to October 15, 2002), 9.8750% of the Notes (if such Event of Default occurs on or after October 15, 2002 and prior to October 15, 2003) or 7.4063% of the Notes (if such Event of Default occurs on or after October 15, 2003 and prior to October 15, 2004), shall also become immediately due and payable to the extent permitted by law upon the acceleration of the Notes.

         If payment of the Notes is accelerated because of an Event of Default, the Company shall promptly notify each Representative of Senior Debt of the acceleration.

         The Holders of a majority in principal amount of the Notes then outstanding may, by notice to the Trustee, rescind the declaration and its consequences if the Holders act before a judgment or decree has been obtained for payment of the money due and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of acceleration. No such rescission shall affect any subsequent Event of Default or impair any right consequent thereto.

SECTION 6.3.        OTHER REMEDIES.

         If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal, premium, if any, and interest on the Notes or to enforce the performance of any provision of the Notes or this Indenture.

         The Trustee may maintain a proceeding to enforce its rights and to pursue its remedies under the Notes or this Indenture even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder of a Note in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

SECTION 6.4.        WAIVER OF PAST DEFAULTS.

         Subject to Section 6.7, the Holders of at least a majority in principal amount of the outstanding Notes by written notice to the Trustee, may, on behalf of all Holders, waive any existing or past Default or Event of Default hereunder and its consequences under this Indenture, except a default:

         (a) in the payment of principal of, premium, if any, or interest on any Note not yet cured as specified in clauses (a) and (b) of
Section 6.1;

         (b)        in respect of a covenant or provision hereof which, under
Article IX, cannot be modified or amended without the consent of the Holder of each outstanding Note affected, unless all such affected Holders agree, in writing, to waive such default; or

         (c) the waiver of which would conflict with any judgment or decree of a court of competent jurisdiction.

         Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right arising therefrom.


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

SECTION 6.5.        CONTROL BY MAJORITY.

         Holders of at least a majority in aggregate principal amount of the then outstanding Notes may direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee or exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, that the Trustee determines in good faith may be unduly prejudicial to the rights of other Holders of Notes not joining in the giving of such direction or that may involve the Trustee in personal liability, and the Trustee may take any other action it deems proper that is not inconsistent with any such direction received from Holders of the Notes.

SECTION 6.6.        LIMITATION ON SUITS .

         Except to enforce the right to receive payment of principal, premium, if any, or interest (and Additional Interest, if any,) when due (which each Holder may enforce individually against the Company or any Guarantor), a Holder of a Note may pursue a remedy with respect to this Indenture or the Notes or Guarantees only if:

         (a) the Holder of a Note gives to the Trustee written notice of a continuing Event of Default;

         (b) the Holders of at least 25% in aggregate principal amount of the then outstanding Notes make a written request to the Trustee to pursue the remedy;

         (c) such Holder of a Note or Holders of Notes offer and, if requested, provide to the Trustee reasonable security or indemnity against any costs, liability or expense;

         (d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of security or indemnity; and

         (e) during such 60-day period the Holders of a majority in principal amount of the then outstanding Notes do not give the Trustee a direction inconsistent with the request.

SECTION 6.7.        RIGHTS OF HOLDERS OF NOTES TO RECEIVE PAYMENT.

         Notwithstanding any other provision of this Indenture, except as permitted by Section 9.2, the right of any Holder of a Note to receive payment of the principal of, premium, if any, and interest (and Additional Interest, if any) on the Note, on or after the respective due dates expressed in the Note (including in connection with an offer to repurchase any of the Notes) or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

SECTION 6.8.        COLLECTION SUIT BY TRUSTEE.

         If an Event of Default specified in Section 6.1 occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company or any Guarantor for the whole amount of principal of, premium, if any, interest and Additional Interest, if any, remaining unpaid on the Notes and interest on overdue principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover the costs and


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

expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 6.9.        TRUSTEE MAY FILE PROOFS OF CLAIM.

         The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders of the Notes allowed in any judicial proceedings relative to the Company (or any other obligor upon the Notes or any Guarantor), its creditors or its property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.7. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.7 out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise; PROVIDED, that nothing stated herein shall modify the rights as between the Holders of the Notes and the holders of Senior Debt or Senior Debt of the Guarantors, as applicable, as set forth in Article XI. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the Guarantees or the rights of any Holder, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; PROVIDED, HOWEVER, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and may be a member of the creditor's committee.

SECTION 6.10.       PRIORITIES.

         If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

         FIRST: to the Trustee, its agents and attorneys for amounts due under Sections 6.9 and 7.7, including payment of all compensation, expense and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;

         SECOND: to Holders of Notes for amounts due and unpaid on the Notes for principal, premium, if any, and interest and Additional Interest, if any, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal, premium, if any, interest and Additional Interest, if any, respectively; and

         THIRD: to the Company or to such party as a court of competent jurisdiction shall direct.


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

         The Trustee, upon prior notice to the Company, may fix a record date and payment date for any payment to Holders of Notes pursuant to this Section 6.10.

SECTION 6.11.       UNDERTAKING FOR COSTS.

         In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder of a Note pursuant to Section 6.7, or a suit by Holders of more than 10% in principal amount of the then outstanding Notes.

                                   ARTICLE VII

                                     TRUSTEE

SECTION 7.1.        DUTIES OF TRUSTEE.

         (a) If an Event of Default of which the Trustee has actual knowledge has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent man would exercise or use under the circumstances in the conduct of its own affairs.

         (b) Except during the continuance of an Event of Default of which the Trustee has actual knowledge:

                  (i) the duties of the Trustee shall be determined solely by the express provisions of this Indenture and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

         (c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (i) this paragraph (c) does not limit the effect of paragraph (b) of this Section;

                  (ii) the Trustee shall not be liable for any error of judgment made in good faith by an Officer of the Trustee, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and


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

                  (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.5.

         (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee, the Registrar or Paying Agent is subject to Sections 7.1 and 7.2 and shall extend to its officers, employees, successors and assigns.

         (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee shall be under no obligation to exercise any of its rights and powers under this Indenture at the request of any Holders, unless such Holder shall have offered to the Trustee security and indemnity satisfactory to it against any loss, liability or expense.

         (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

SECTION 7.2.        RIGHTS OF TRUSTEE.

         (a) In connection with the Trustee's rights and duties under this Indenture, the Trustee may conclusively rely upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

         (b) Before the Trustee acts or refrains from acting under this Indenture, it may require an Officers' Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

         (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

         (d) The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within the rights or powers conferred upon it by this Indenture.

         (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

         (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction.

         (g) Except with respect to Section 4.1, the Trustee shall have no duty to inquire as to the performance of the Company's covenants in Article
IV. In addition, the Trustee shall not be


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

deemed to have knowledge of any Default or Event of Default except (i) any Event of Default occurring pursuant to Sections 6.1(a), 6.1(b) and 4.1 or
(ii) any Default or Event of Default of which the Trustee shall have received written notification in the manner set for in this Indenture, or an officer in the corporate trust administration of the Trustee shall have obtained actual knowledge.

         (h) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee may, in its discretion, make such further inquiry or investigation into such facts or matters as it may see fit.

         (i) Discretionary rights provided to the Trustee in this Indenture shall not be construed to be duties of the Trustee.

SECTION 7.3.        INDIVIDUAL RIGHTS OF TRUSTEE.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company or any Affiliate of the Company with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest (as defined in the TIA) it must eliminate such conflict within 90 days, apply to the SEC for permission to continue as trustee or resign. Any Agent may do the same with like rights and duties. The Trustee is also subject to Sections
7.10 and 7.11.

SECTION 7.4.        TRUSTEE'S DISCLAIMER.

         The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Company's use of the proceeds from the Notes or any money paid to the Company or upon the Company's direction under any provision of this Indenture, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it shall not be responsible for any statement or recital herein or any statement in the Notes or any other document in connection with the sale of the Notes or pursuant to this Indenture other than its certificate of authentication.

SECTION 7.5.        NOTICE OF DEFAULTS.

         If a Default or Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to Holders of Notes a notice in the manner and to the extent provided by Section 313(c) of the TIA of the Default or Event of Default within 30 days after it is known to the Trustee. Except in the case of a Default or Event of Default in payment of principal of, premium, if any, or interest or Additional Interest on any Note, the Trustee may withhold the notice if and so long as a committee of its Officers in good faith determines that withholding the notice is in the interests of the Holders of the Notes.

SECTION 7.6.        REPORTS BY TRUSTEE TO HOLDERS OF THE NOTES.

         Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, and for so long as Notes remain outstanding, the Trustee shall mail to the Holders of the Notes a brief report dated as of such reporting date that complies with TIA Section 313(a) (but if no


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

event described in TIA Section 313(a) has occurred within the 12 months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA Section 313(b)(2). The Trustee shall also transmit by mail all reports as required by TIA Section 313(c).

         A copy of each report at the time of its mailing to the Holders of Notes shall be mailed to the Company and filed with the SEC and each stock exchange on which the Notes are listed in accordance with TIA Section 313(d). The Company shall promptly notify the Trustee when the Notes are listed on any stock exchange.

SECTION 7.7.        COMPENSATION AND INDEMNITY.

         The Company shall pay to the Trustee from time to time reasonable compensation for its acceptance of this Indenture and services hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

         The Company shall indemnify the Trustee against any and all losses, liabilities or expenses (including reasonable attorneys' fees) incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, including the costs and expenses of enforcing this Indenture against the Company (including this Section 7.7) and defending itself against any claim (whether asserted by the Company or any Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its negligence, bad faith or willful misconduct. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

         The obligations of the Company under this Section 7.7 shall survive the satisfaction and discharge of this Indenture.

         To secure the Company's payment obligations in this Section, the Trustee shall have a Lien prior to the Notes on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Notes; PROVIDED, that nothing stated herein shall modify the rights as between the Holders of the Notes and the holders of the Senior Debt, as applicable, as set forth in Article XI. Such Lien shall survive the satisfaction and discharge of this Indenture.

         When the Trustee incurs expenses or renders services after an Event of Default specified in Sections 6.1(h) or 6.1(i) occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any Bankruptcy Law.


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

         The Trustee shall comply with the provisions of TIA Section 313(b)(2) to the extent applicable.

SECTION 7.8.        REPLACEMENT OF TRUSTEE.

         A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 7.8.

         The Trustee may resign in writing at any time and be discharged from the trust hereby created by so notifying the Company. The Holders of Notes of a majority in principal amount of the then outstanding Notes may remove the Trustee by so notifying the Trustee and the Company in writing. The Company may remove the Trustee if:

         (a)      the Trustee fails to comply with Section 7.10;

         (b) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

         (c) a Custodian or public officer takes charge of the Trustee or its property; or

         (d)      the Trustee becomes incapable of acting.

         If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then outstanding Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

         If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company, or the Holders of Notes of at least 10% in principal amount of the then outstanding Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         If the Trustee, after written request by any Holder of a Note who has been a Holder of a Note for at least six months, fails to comply with Section 7.10, such Holder of a Note may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders of the Notes. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee; PROVIDED, that all sums owing to the Trustee hereunder have been paid and subject to the Lien provided for in Section 7.7. Notwithstanding replacement of the Trustee pursuant to this Section 7.8, the Company's obligations under Section 7.7 shall continue for the benefit of the retiring Trustee.


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

SECTION 7.9.        SUCCESSOR TRUSTEE BY MERGER, ETC.

         If the Trustee consolidates, merges or converts into, or transfers (by sale or otherwise) all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee; PROVIDED that such successor corporation shall otherwise be qualified and eligible to serve as Trustee hereunder pursuant to this Article VII.

         In case at the time such successor or successors by merger, conversion or consolidation to the Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have.

SECTION 7.10.       ELIGIBILITY; DISQUALIFICATION.

         There shall at all times be a Trustee hereunder that is a corporation or trust company (or a member of a bank holding company) organized and doing business under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trust powers, that is subject to supervision or examination by federal or state authorities and that has (or the bank holding company of which it is a member has) a combined capital and surplus of at least $100,000,000 as set forth in its most recent published annual report of condition.

         This Indenture shall always have a Trustee who satisfies the requirements of TIA Section 310(a)(1), (2) and (5). The Trustee is subject to TIA Section 310(b).

SECTION 7.11.       PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

         The Trustee is subject to TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

                                  ARTICLE VIII

                    LEGAL DEFEASANCE AND COVENANT DEFEASANCE

SECTION 8.1.        OPTION TO EFFECT LEGAL DEFEASANCE OR COVENANT DEFEASANCE.

         The Company may, at the option of its Board of Directors evidenced by a resolution set forth in an Officers' Certificate, at any time, elect to have either Section 8.2 or 8.3 be applied to all outstanding Notes upon compliance with the conditions set forth below in this Article VIII.


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

SECTION 8.2.        LEGAL DEFEASANCE AND DISCHARGE.

         Upon the Company's exercise under Section 8.1 of the option applicable to this Section 8.2, each of the Company and the Guarantors, as applicable, shall, subject to the satisfaction of the applicable conditions set forth in
Section 8.4, be deemed to have been discharged from its obligations with respect to all outstanding Notes and Guarantees, as applicable, on the date the conditions set forth below are satisfied (hereinafter, "Legal Defeasance"). For this purpose, Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the outstanding Notes and the Guarantors shall be deemed to have paid and discharged the entire indebtedness represented by the outstanding Guarantees, which shall thereafter be deemed to be "outstanding" only for the purposes of Section 8.5 and the other Sections of this Indenture referred to in (a) and (b) below, and to have satisfied all its other obligations under such Notes, such Guarantees and this Indenture (and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following provisions which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of outstanding Notes to receive solely from the trust fund described in Section 8.4, and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest and Additional Interest, if any, on such Notes when such payments are due, (b) the Company's obligations with respect to such Notes under Article II and Section 4.2, (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder and the Company's obligations in connection therewith and (d) this Article VIII. Subject to compliance with this Article VIII, the Company may exercise its option under this Section 8.2 notwithstanding the prior exercise of its option under Section 8.3.

SECTION 8.3.        COVENANT DEFEASANCE.

         Upon the Company's exercise under Section 8.1 of the option applicable to this Section 8.3, subject to the satisfaction of the applicable conditions set forth in Section 8.4, the Company and the Guarantors shall be released from their respective obligations under Sections 4.3, 4.4, 4.5, 4.7, 4.8, 4.9, 4.10, 4.11, 4.12, 4.13, 4.14, 4.15, 4.16, 4.17 , 4.18, 4.19 and 4.21 and the
Guarantors shall be released from their obligations under Section 10.3(b), in each case on and after the date the conditions set forth below are satisfied (hereinafter, "Covenant Defeasance"), and the Notes and the Guarantees shall thereafter be deemed not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder (it being understood that such Notes shall not be deemed outstanding for accounting purposes). For this purpose, Covenant Defeasance means that, with respect to the outstanding Notes, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.1, but, except as specified above, the remainder of this Indenture and such Notes shall be unaffected thereby. In addition, upon the Company's exercise under Section 8.1 of the option applicable to this Section 8.3, subject to the satisfaction of the applicable conditions set forth in Section 8.4, (x) Sections 6.1(c) through 6.1(g) shall not constitute Events of Default and (y) Sections 6.1(h) and 6.1(i) in respect of Restricted Subsidiaries shall not constitute Events of Default.


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SECTION 8.4.        CONDITIONS TO LEGAL OR COVENANT DEFEASANCE.

         The following shall be the conditions to the application of either
Section 8.2 or 8.3 to the outstanding Notes:

         In order to exercise either Legal Defeasance or Covenant Defeasance:

                  (1) the Company or the Guarantors must irrevocably deposit or cause to be deposited with the Trustee, in trust, for the benefit of the Holders of the Notes, U.S. legal tender, Government Obligations or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium, if any, interest (and Additional Interest, if any) on such Notes on the Stated Maturity for payment thereof or on the redemption date of such principal or installment of principal of, premium, if any, or interest (and Additional Interest, if any) on such Notes (and the Company and the Guarantors must specify whether the Notes are being defeased to maturity or to a particular redemption date), and the Holders of Notes must have a valid, perfected, exclusive security interest in such trust;

                  (2) in the case of an election under Section 8.2, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that (A) the Company has received from, or there has been published by the Internal Revenue Service, a ruling or (B) since the date of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of such Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

                  (3) in the case of an election under Section 8.3, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to such Trustee confirming that the Holders of such Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

                  (4) no Default or Event of Default shall have occurred and be continuing on the date of such deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit) and no Default or Event of Default under Sections 6.1(h) and 6.1(i) shall have occurred and be continuing at any time in the period ending on the 91st day after the date of such deposit;

                  (5) such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under this Indenture or any other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound;

                  (6) the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to such Trustee confirming that, after the 91st day following such deposit, the deposited funds will not be part of any "estate" formed by the


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

bankruptcy of the Company or any Guarantor or subject to the "automatic stay" under the Bankruptcy Code or, in the case of Covenant Defeasance, will be subject to a first priority Lien in favor of the Trustee for the benefit of the Holders;

                  (7) the Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders of such Notes over any other creditors of the Company or the Guarantors, as applicable, or with the intent of defeating, hindering, delaying or defrauding any other creditors of the Company or the Guarantors, as applicable, or others; and

                  (8) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that the conditions precedent provided for in, in the case of the Officers' Certificate, clauses (1) through (7) and, in the case of the Opinion of Counsel, clauses (1) (with respect to the validity and perfection of the security interest), (2),
(3), (5) and (6) of this paragraph have been complied with.

         If the funds deposited with the Trustee to effect Covenant Defeasance are insufficient to pay the principal of, premium, if any, and interest on the Notes when due, then the obligations of the Company and the Guarantors under this Indenture will be revived, no such defeasance shall be deemed to have occurred and, at the request of the Company, the Trustee will return to the Company the funds deposited by the Company to effect the Covenant Defeasance.

SECTION 8.5. DEPOSITED MONEY AND GOVERNMENT SECURITIES TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS.

         Subject to Section 8.6, all money and Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 8.5, the "Trustee") pursuant to
Section 8.4 in respect of the outstanding Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as Paying Agent) as the Trustee may determine, to the Holders of such Notes of all sums due and to become due thereon in respect of principal, premium, if any, and interest (and Additional Interest, if any), but such money need not be segregated from other funds except to the extent required by law.

         The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or Government Obligations deposited pursuant to Section 8.4 or the principal and interest received in respect thereof, other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Notes.

         Anything in this Article VIII to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the request of the Company any money or Government Obligations held by it as provided in
Section 8.4 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 8.4), are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.


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

SECTION 8.6.        REPAYMENT TO COMPANY.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, Additional Interest, if any, or interest on any Note and remaining unclaimed for two years after such principal, and premium, if any, Additional Interest, if any, or interest has become due and payable shall be paid to the Company on its written request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as a creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 8.7.        REINSTATEMENT.

         If the Trustee or Paying Agent is unable to apply any United States legal tender or Government Obligations in accordance with Section 8.2 or 8.3, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.2 or 8.3 until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 8.2 or 8.3, as the case may be; PROVIDED, HOWEVER, that, if the Company makes any payment of principal of, premium, if any, or interest on any Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money held by the Trustee or Paying Agent.

SECTION 8.8.        SATISFACTION AND DISCHARGE.

         In addition to the Company's rights under Sections 8.2 and 8.3, the Company and the Guarantors may terminate all of their obligations under this Indenture (subject to Section 8.7 and except for the Company's obligations with respect to such Notes under Article II, Section 4.2 and Section 7.7) when:

                  (1) either (a) all such outstanding Notes theretofore authenticated and delivered (other than Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.7 and Notes that have been subject to defeasance under Section 8.2 or 8.3) have been delivered to the Trustee for cancellation, or (b) all such Notes not theretofore delivered to the Trustee for cancellation have become due and payable or, will become due and payable at Stated Maturity within 60 days or will become due and payable at redemption under Section 3.7 within 60 days under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name of, and at the expense of, the Company and, in each case, the Company has irrevocably deposited or caused to be deposited with the Trustee U.S. legal tender, Government Obligations, or a combination thereof, in trust for the purpose and in an amount sufficient to pay and discharge the entire indebtedness on the


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

Notes (including all principal, premium, if any, accrued interest and Additional Interest, if any) not theretofore delivered to the Trustee for cancellation to the date of deposit (in the case of Notes that have become due and payable) or to the Stated Maturity or redemption date, as the case may be;

                  (2) the Company has paid or caused to be paid all sums payable hereunder by the Company;

                  (3) the Company has delivered irrevocable instructions to the Trustee to apply the deposited money toward the payment of the Notes at maturity or on the redemption date, as the case may be;

                  (4) the Holders have a valid, perfected, exclusive security interest in such trust; and

                  (5) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent specified herein relating to the satisfaction and discharge of this Indenture, the Guarantees and the Notes and any related security arrangements have been completed with have been complied with, and (in the case of such Officers' Certificate) that such satisfaction and discharge will not result in a breach or violation of, or constitute a Default under, this Indenture or any other instrument to which the Company, any Guarantors or any of their Subsidiaries is a party or by which it or their property is bound.


                                   ARTICLE IX
                        AMENDMENT, SUPPLEMENT AND WAIVER

SECTION 9.1.        WITHOUT CONSENT OF HOLDERS OF NOTES.

         Notwithstanding Section 9.2 of this Indenture, the Company, any Guarantors and the Trustee may amend or supplement this Indenture, the Notes or any Guarantee, without the consent of any Holder of a Note:

         (a)      to cure any ambiguity, defect or inconsistency;

         (b) to provide for uncertificated Notes in addition to or in place of certificated Notes; (provided that the uncertificated Notes are issued in registered form for purposes of Section 163(f) of the Code, or in a manner such that the uncertificated Notes are described in Section 163(f)(2)(B) of the
Code);

         (c) to provide for the assumption of the Company's obligations or a Guarantor's obligations to the Holders of the Notes in the case of a merger, consolidation or sale of assets pursuant to Article V or Section 10.3;

         (d)        to provide for additional Guarantors as set forth in Section
4.16 or for the release or assumption of a Guarantee in compliance with this Indenture;

         (e) to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect the legal rights hereunder of any Holder; or


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

         (f) to comply with requirements of the SEC in order to effect or maintain the qualification of this Indenture under the TIA.

         Upon the request of the Company accompanied by a resolution of its Board of Directors authorizing the execution of any such amended or supplemental Indenture, and upon receipt by the Trustee of the documents described in Section 9.6, the Trustee shall join with the Company in the execution of any amended or supplemental Indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into such amended or supplemental Indenture that adversely affects its own rights, duties or immunities under this Indenture or otherwise.

SECTION 9.2.        WITH CONSENT OF HOLDERS OF NOTES.

         Except as expressly stated otherwise in this Section 9.2, and subject to Sections 6.4 and 6.7, the Company, any Guarantors and the Trustee may amend or supplement this Indenture, the Notes and the Guarantees, with the consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, the Notes), and, subject to Sections 6.4 and 6.7, any existing Default or Event of Default (other than a Default or Event of Default in the payment of the principal of, premium, if any, or interest on the Notes, except a payment default resulting from an acceleration that has been rescinded) or compliance with any provision of this Indenture, the Notes or the Guarantees may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes (including consents obtained in connection with a purchase of, or tender offer or exchange offer for, the Notes); PROVIDED, that no such modification may, without the consent of each Holder affected thereby:

         (a) change the final Stated Maturity on any Note, or reduce the principal amount thereof or the rate (or extend the time for payment) of interest thereon (or Additional Interest, if any) or any premium payable upon the redemption or repurchase thereof pursuant to Article III, or change the coin or currency in which, any Note or any premium or the interest thereon (or Additional Interest, if any) is payable, or impair the right to receive payments of principal of, or premium, if any or interest (and Additional Interest, if any) on the Notes or to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or in the case of redemption pursuant to Article III, on or after the redemption date), or

         (b) change the date on which any Notes are subject to redemption or repurchase or otherwise alter the provisions (including the defined terms used herein) of Article III or Section 4.14 of this Indenture in a manner adverse to the Holders; or

         (c) reduce the percentage in principal amount of the outstanding Notes, the consent of whose Holders is required for any such amendment, supplemental indenture or waiver provided for in this Indenture; or

         (d) waive a Default or Event of Default in the payment of the principal of, premium, if any, interest or Additional Interest, if any, on the Notes (except a rescission of acceleration of


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

the Notes by the Holders of at least a majority in aggregate principal amount of the Notes and a waiver of the payment default that resulted from such acceleration); or

         (e) release any Guarantor from any of its obligations under its Guarantee or this Indenture, except as permitted by this Indenture, or amend
Article X if such amendment would adversely affect the rights of Holders; or

         (f) amend Article XI if such amendment would adversely affect the rights of Holders; or

         (g) modify any of the waiver provisions, except to increase any required percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each outstanding Note affected thereby.

         Subject to Section 4.20, in connection with any amendment, supplement or waiver under this Article IX, the Company may, but shall not be obligated to, offer to any Holder who consents to such amendment, supplement or waiver, consideration for such Holder's consent to such amendment, supplement or waiver.

         Upon the request of the Company accompanied by a resolution of the Board of Directors authorizing the execution of any such amended or supplemental indenture, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Holders of Notes as aforesaid, and upon receipt by the Trustee of the documents described in Section 9.6, the Trustee shall join with the Company in the execution of such amended or supplemental indenture unless such amended or supplemental indenture adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such amended or supplemental indenture.

         It shall not be necessary for the consent of the Holders of Notes under this Section 9.2 to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

         After an amendment, supplement or waiver under this Section becomes effective, the Company shall mail to the Holders of Notes affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amended or supplemental indenture or waiver.

SECTION 9.3.        COMPLIANCE WITH TRUST INDENTURE ACT.

         Every amendment or supplement to this Indenture or the Notes shall be set forth in an amended or supplemental Indenture that complies with the TIA as then in effect.

SECTION 9.4.        REVOCATION AND EFFECT OF CONSENTS.

         Until an amendment, supplement or waiver becomes effective (as determined by the Company and which may be prior to any such amendment, supplement or waiver becoming operative), a consent to it by a Holder of a Note is a continuing consent by the Holder of a Note and every subsequent Holder of a Note or portion of a Note that evidences the same indebtedness


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

as the consenting Holder's Note, even if notation of the consent is not made on any Note. However, any such Holder of a Note or subsequent Holder of a Note may revoke the consent as to its Note if the Trustee receives written notice of revocation before the date the waiver, supplement or amendment becomes effective (as determined by the Company).

         The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver, which record date shall be the date so fixed by the Company notwithstanding the provisions of the TIA. If a record date is fixed, then notwithstanding the last sentence of the immediately preceding paragraph, those Persons who were Holders at such record date, and only those Persons (or their duly designated proxies), shall be entitled to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date.

         After an amendment, supplement or waiver becomes effective, it shall bind every Holder unless it makes a change described in any of clauses (a) through (f) of Section 9.2, in which case, the amendment, supplement or waiver shall bind only each Holder of a Note who has consented to it and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note; PROVIDED, that any such waiver shall not impair or affect the right of any Holder to receive payment of principal and premium of and interest (and Additional Interest, if any) on a Note, on or after the respective dates set for such amounts to become due and payable expressed in such Note, or to bring suit for the enforcement of any such payment on or after such respective dates.

SECTION 9.5.        NOTATION ON OR EXCHANGE OF NOTES.

         The Trustee may place an appropriate notation about an amendment, supplement or waiver on any Note thereafter authenticated. The Company in exchange for all Notes may issue and the Trustee shall authenticate new Notes that reflect the amendment, supplement or waiver.

         Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment, supplement or waiver.

SECTION 9.6.        TRUSTEE TO SIGN AMENDMENTS, ETC.

         The Trustee shall sign any amendment, supplement or waiver authorized pursuant to this Article IX if the amendment, supplement or waiver does not adversely affect the rights, duties, liabilities or immunities of the Trustee. In executing any amendment, supplement or waiver, the Trustee shall be entitled to receive indemnity reasonably satisfactory to it and to receive and (subject to Section 7.1) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such amendment, supplement or waiver is authorized or permitted by this Indenture.


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

                                    ARTICLE X

                                   GUARANTEES

SECTION 10.1.       GUARANTEES.

         Subject to the provisions of this Article X, and for good and valuable consideration, the receipt of and sufficiency of which are hereby acknowledged, each Guarantor (including any Guarantor that from time to time shall be required to execute a Guarantee in accordance with Section 4.16), jointly and severally, hereby unconditionally guarantees, as to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, that: (a) the principal of, and premium and interest and Additional Interest, if any, on the Notes shall be duly and punctually paid in full when due, whether at maturity, by acceleration, call for redemption, upon a Change of Control Offer, upon an Asset Sale Offer or otherwise, and interest on overdue principal, and premium, if any, and (to the extent permitted by law) interest on any interest and Additional Interest, if any, on the Notes and all other obligations of the Company to the Holders or the Trustee hereunder or under the Notes (including fees, expenses or other) shall be promptly paid in full or performed, all in accordance with the terms hereof; and (b) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, the same shall be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration, call for redemption, upon a Change of Control, upon an Asset Sale Offer or otherwise (collectively, the "Guarantee Obligations"). Failing payment when due of any Guarantee Obligation or failing performance of any other obligation of the Company to the Holders, for whatever reason, each Guarantor shall be obligated to pay, or to perform or to cause the performance of, the same immediately and before the failure to so pay or perform becomes an Event of Default. An Event of Default under this Indenture or the Notes shall constitute an event of default under this Guarantee, and shall entitle the Trustee or the Holders of Notes to accelerate the Guarantee Obligations of each Guarantor hereunder in the same manner and to the same extent as the Obligations of the Company.

         Each Guarantor hereby agrees that its Guarantee Obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Notes with respect to any thereof, the entry of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Guarantor. Each Guarantor hereby waives and relinquishes, (a) any right to require the Trustee, the Holders or the Company (each, a "Benefited Party") to proceed against the Company, the Subsidiaries or any other Person or to proceed against or exhaust any security held by a Benefited Party at any time or to pursue any other remedy in any secured party's power before proceeding against the Guarantors; (b) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other Person or Persons or the failure of a Benefited Party to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other Person or Persons; (c) demand, protest and notice of any kind (except as expressly required by this Indenture), including but not limited to notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of the Guarantors, the Company, its Subsidiaries, any Benefited Party, any creditor of the Guarantors, the Company or its Subsidiaries or on the part of


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

any other Person whomsoever in connection with any obligations the performance of which are hereby guaranteed; (d) any defense based upon an election of remedies by a Benefited Party, including but not limited to an election to proceed against the Guarantors for reimbursement; (e) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (f) any defense arising because of a Benefited Party's election, in any proceeding instituted under the Bankruptcy Law, of the application of
Section 1111(b)(2) of the Bankruptcy Code; and (g) any defense based on any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code. The Guarantors hereby covenant that, except as otherwise provided therein, the Guarantees shall not be discharged except by payment in full of all Guarantee Obligations, including the principal, premium, if any, and interest on the Notes and all other costs provided for under this Indenture or as provided in Section 8.1.

         If any Holder or the Trustee is required by any court or otherwise to return to either the Company or the Guarantors, or any trustee or similar official acting in relation to either the Company or the Guarantors, any amount paid by the Company or the Guarantors to the Trustee or such Holder, the Guarantees, to the extent theretofore discharged, shall be reinstated in full force and effect. Each of the Guarantors agrees that it shall not be entitled to any right of subrogation in relation to the Holders in respect of any Guarantee Obligations hereby until payment in full of all such obligations guaranteed hereby. Each Guarantor agrees that, as between it, on the one hand, and the Holders of Notes and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article VI for the purposes hereof, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Guarantee Obligations, and (y) in the event of any acceleration of such obligations as provided in Article VI, such Guarantee Obligations (whether or not due and payable), shall forthwith become due and payable by such Guarantor for the purpose of the Guarantee.

SECTION 10.2.       EXECUTION AND DELIVERY OF GUARANTEES.

         To evidence the Guarantees set forth in Section 10.1, each of the Guarantors agrees that a notation of the Guarantees substantially in the form included in Exhibit A hereto shall be endorsed on each Note authenticated and delivered by the Trustee and that this Indenture shall be executed on behalf of each of the Guarantors by an Officer of each of the Guarantors.

         Each of the Guarantors agrees that the Guarantees set forth in this
Article X shall remain in full force and effect and apply to all the Notes notwithstanding any failure to endorse on each Note a notation of the Guarantees.

         If an Officer whose facsimile signature is on a Note or a notation of Guarantee no longer holds that office at the time the Trustee authenticates the Note on which the Guarantees are endorsed, the Guarantees shall be valid nevertheless.

         The delivery of any Note by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantees set forth in this Indenture on behalf of the Guarantors.


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


SECTION 10.3.       GUARANTORS MAY CONSOLIDATE, ETC., ON CERTAIN TERMS.

         (a) No Guarantor shall consolidate or merge with or into (whether or not such Guarantor is the surviving Person) another Person unless
(i) except for a merger or consolidation in which a Guarantor is sold and its Guarantee is released in compliance with the provisions of Section 10.4, the Person formed by or surviving any such consolidation or merger (if other than such Guarantor) assumes all the obligations of such Guarantor pursuant to a supplemental indenture in form reasonably satisfactory to the Trustee, pursuant to which such person shall unconditionally guarantee, on a senior subordinated basis, all of such Guarantor's obligations under such Guarantor's Guarantee and this Indenture on the terms set forth in this Indenture; and (ii) immediately after giving effect to such transaction on a PRO FORMA basis, no Default or Event of Default shall have occurred or be continuing. In case of any such consolidation or merger and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and reasonably satisfactory in form to the Trustee, of the Guarantees endorsed upon the Notes and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by such Guarantor, such successor corporation shall succeed to and be substituted for such Guarantor with the same effect as if it had been named herein as a Guarantor. Such successor corporation thereupon may cause to be signed any or all of the Guarantees to be endorsed upon all of the Notes issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee. All the Guarantees so issued shall in all respects have the same legal rank and benefit under this Indenture as the Guarantees theretofore and thereafter issued in accordance with the terms of this Indenture as though all of such Guarantees had been issued at the date of the execution hereof.

         (b) The Trustee, subject to the provisions of Section 12.4, shall be entitled to receive an Officers' Certificate as conclusive evidence that any such consolidation or merger, and any such assumption of Guarantee Obligations, comply with the provisions of this Section 10.3. Such Officers' Certificate shall comply with the provisions of Section 12.5.

SECTION 10.4.       RELEASE OF GUARANTORS.

         Notwithstanding Section 10.3(a), upon the sale, lease or disposition of all of the properties and assets of any Guarantor (whether by merger, consolidation or otherwise) to an entity which is neither the Company nor a Restricted Subsidiary, a sale or other disposition of all of the capital stock of any Guarantor to an entity which is neither the Company nor a Restricted Subsidiary or the designation of a Guarantor to become an Unrestricted Subsidiary, which transaction is otherwise in compliance with this Indenture (including, without limitation, the provisions of Section 4.13), such Guarantor (or the corporation acquiring the properties and assets (in the event of a sale or other disposition of all of the assets of such Guarantor)) shall be deemed released from its obligations under its Guarantee of the Notes; PROVIDED, that the Net Proceeds of that sale or other disposition will be required to be applied in accordance with the provisions of Section 4.13.

         Upon delivery by the Company to the Trustee of an Officer's Certificate, to the effect that such sale or other disposition or that such designation was made by the Company in accordance with the provisions of this Indenture, the Trustee shall execute any documents reasonably required in order to evidence the release of any such Guarantor from its Guarantee Obligations under its Guarantee. Except as provided in Section 10.3(a), any Guarantor not released from its


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Guarantee Obligations under its Guarantee shall remain liable for the full amount of principal of and interest on the Notes and for the other obligations of any Guarantor under this Indenture as provided in this
Article X.

         Notwithstanding the foregoing provisions of this Article X, (i) any Guarantor whose Guarantee would otherwise be released pursuant to the provisions of this Section 10.4 may elect, at its sole discretion, by written notice to the Trustee, to maintain such Guarantee in effect notwithstanding the event or events that otherwise would cause the release of such Guarantee (which election to maintain such Guarantee in effect may be conditional or for a limited period of time), and (ii) any Subsidiary of the Company which is not a Guarantor may elect, at its sole discretion, by written notice to the Trustee, to become a Guarantor (which election may be conditional or for a limited period of time).

SECTION 10.5.       LIMITATION OF GUARANTOR'S LIABILITY; CERTAIN BANKRUPTCY
                    EVENTS.

         (a) Each Guarantor, and by its acceptance hereof each Holder, hereby confirms that it is the intention of all such parties that the Guarantee Obligation of such Guarantor pursuant to its Guarantee not constitute a fraudulent transfer or conveyance for purposes of any Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law. To effectuate the foregoing intention, the Holders and such Guarantor hereby irrevocably agree that the Guarantee Obligations of such Guarantor under this Article X shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the Guarantee Obligations of such other Guarantor under this Article X, result in the Guarantee Obligations of such Guarantor under the Guarantee of such Guarantor not constituting a fraudulent transfer or conveyance.

         (b) Each Guarantor hereby covenants and agrees, to the fullest extent that it may do so under applicable law, that in the event of the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company, such Guarantor shall not file (or join in any filing of), or otherwise seek to participate in the filing of, any motion or request seeking to stay or to prohibit (even temporarily) execution on the Guarantee and hereby waives and agrees not to take the benefit of any such stay of execution, whether under
Section 362 or 105 of the Bankruptcy Law or otherwise.

SECTION 10.6.       APPLICATION OF CERTAIN TERMS AND PROVISIONS TO THE
                    GUARANTORS.

         (a) For purposes of any provision of this Indenture which provides for the delivery by any Guarantor of an Officers' Certificate and/or an Opinion of Counsel, the definitions of such terms in Section 1.1 shall apply to such Guarantor as if references therein to the Company were references to such Guarantor.

         (b) Any request, direction, order or demand which by any provision of this Indenture is to be made by any Guarantor, shall be sufficient if evidenced as described in Section 12.2 as if references therein to the Company were references to such Guarantor.


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

         (c) Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Notes to or on any Guarantor may be given or served as described in Section 12.2 as if references therein to the Company were references to such Guarantor.

         (d) Upon any demand, request or application by any Guarantor to the Trustee to take any action under this Indenture, such Guarantor shall furnish to the Trustee such certificates and opinions as are required in Section
12.4 as if all references therein to the Company were references to such Guarantor.

SECTION 10.7.       SUBORDINATION OF GUARANTEES.

         The obligations of each Guarantor under its Guarantee pursuant to this
Article X is subordinated in right of payment to the prior payment in full in cash of all Senior Debt of such Guarantor on the same basis as the Notes are subordinated to Senior Debt of the Company. For the purposes of the foregoing sentence, the Trustee and the Holders shall have the right to receive and/or retain payments by any of the Guarantors only at such times as they may receive and/or retain payments in respect of Notes pursuant to this Indenture, including
Article XI. In the event that the Trustee receives any Guarantor payment at a time when an officer of the corporate trust administration of the Trustee has actual knowledge that such payment is prohibited by the foregoing sentence, such Guarantor payment shall be paid over and delivered to the holders of the Senior Debt of such Guarantor remaining unpaid, to the extent necessary to pay in full all such Senior Debt. In the event that a Holder receives any Guarantor payment at a time when such payment is prohibited by the foregoing sentence, such Guarantor payment shall be paid over and delivered to the holders of the Senior Debt of such Guarantor remaining unpaid, to the extent necessary to pay in full all such Senior Debt.

         Each Holder of a Note by its acceptance thereof (a) agrees to and shall be bound by the provisions of this Section 10.7, (b) authorizes and directs the Trustee on the Holder's behalf to take such action as may be necessary and appropriate to effectuate the subordination so provided, and (c) appoints the Trustee as the Holder's attorney-in-fact for any and all such purposes.

                                   ARTICLE XI

                                  SUBORDINATION

SECTION 11.1.       NOTES SUBORDINATE TO SENIOR DEBT.

         The Company, the Guarantors and each Holder, by its acceptance of the Notes, agree that (a) the payment of the principal of and interest on the Notes and (b) any other payment in respect of the Notes, including on account of the acquisition or redemption of the Notes by the Company and the Guarantors (including, without limitation, pursuant to Sections 3.7, 3.8, 4.13 and 4.14 and Article X), as applicable, is subordinated, to the extent and in the manner provided in this Article XI, to the prior payment in full of all Senior Debt of the Company and the Guarantors, whether outstanding on the Issue Date or incurred after the Issue Date, and that these subordination provisions are for the benefit of the holders of Senior Debt.

         This Article XI shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Debt, and such provisions are


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

made for the benefit of the holders of Senior Debt and such holders are made obligees hereunder and any one or more of them may enforce such provisions.

SECTION 11.2.       NO PAYMENT ON NOTES IN CERTAIN CIRCUMSTANCES.

         No payment (by set-off or otherwise) shall be made by or on behalf of the Company or the Guarantors, as applicable, on account of the principal of, premium, if any, or interest (or Additional Interest, if any) on the Notes, or on account of any other obligation for the payment of money due in respect of the Notes, or on account of the redemption or repurchase provisions of the Notes, for cash or property (other than payments made with Permitted Junior Securities or from the trust described in Sections 8.2 and 8.3), in the event of a default (continuing beyond any applicable grace period) in the payment of any principal of, premium, if any, or interest on, Designated Senior Debt of the Company or such Guarantor when it becomes due and payable, whether at maturity, or at a date fixed for prepayment or by declaration of acceleration or otherwise (a "Payment Default"), unless and until such Payment Default has been cured or waived or otherwise has ceased to exist.

         Upon (i) the happening of an event of default other than a Payment Default that permits the holders of Designated Senior Debt or any Representative thereof to declare such Designated Senior Debt to be due and payable (a "Non-payment Default") and (ii) written notice of such event of default specifically referring to this Section 11.2 given to the Company and the Trustee by the holders of any Designated Senior Debt or any Representative thereof (a "Payment Blockage Notice"), then, unless and until such event of default has been cured or waived or otherwise has ceased to exist, no payment (by set-off or otherwise) may be made by or on behalf of the Company or any Guarantor, as applicable, which is an obligor under such Senior Debt on account of any Obligation in respect of the Notes, including the principal of, premium, if any, or interest on the Notes (or Additional Interest, if any), or on account of the redemption or repurchase provisions of the Notes (including any repurchases of any of the Notes), in any such case, other than payments made with Permitted Junior Securities or from the trust described in Sections 8.2 and 8.3. Notwithstanding the foregoing, unless the Senior Debt in respect of which such event of default exists has been declared due and payable in its entirety (and such declaration has not been rescinded or waived), on the day which is 180 days after the Payment Blockage Notice is received after delivery is made as set forth above (a period ending on such day being a "Payment Blockage Period"), the Company and the Guarantors shall be required to pay all sums not paid to the Holders of the Notes during the Payment Blockage Period due to the foregoing prohibitions and to resume all other payments as and when due on the Notes. Any number of Payment Blockage Notices may be given; PROVIDED, that (i) a period of 360 consecutive days shall have elapsed since receipt of the prior Payment Blockage Notice, (ii) no new Payment Blockage Notice may be given unless all scheduled payments of principal of, premium, if any, interest and Additional Interest, if any, on the Notes that become due during a preceding Payment Blockage Period have been paid in full in cash and (iii) no Non-payment Default that existed upon the date of delivery of such Payment Blockage Notice (whether or not such event of default is on the same issue of Senior Debt) shall be, or be made, the basis for the commencement of any other Payment Blockage Period unless such Non-payment Default shall have been cured or waived for a period of not less than 180 days.

         In furtherance of the provisions of Section 11.1, in the event that, notwithstanding the foregoing provisions of this Section 11.2, any payment or distribution of assets of the Company


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or any Guarantor (other than Permitted Junior Securities or from the trust described in Sections 8.2 and 8.3) shall be received by the Trustee or the Holders at a time when the Trustee or such Holder, as applicable, has actual knowledge that such payment or distribution is prohibited by the foregoing provisions of this Section 11.2, such payment or distribution shall be held in trust for the benefit of the holders of such Senior Debt, and shall be paid or delivered by the Trustee or such Holders, as the case may be, to the holders of such Senior Debt remaining unpaid or unprovided for or to their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Debt may have been issued, ratably according to the aggregate principal amounts remaining unpaid on account of such Senior Debt held or represented by each, for application to the payment of all such Senior Debt remaining unpaid, to the extent necessary to pay or to provide for the payment of all such Senior Debt in full in cash or Cash Equivalents or otherwise to the extent holders accept satisfaction of amounts due by settlement in other than cash or Cash Equivalents after giving effect to any concurrent payment or distribution to the holders of such Senior Debt.

SECTION 11.3. NOTES SUBORDINATE TO PRIOR PAYMENT OF ALL SENIOR DEBT ON DISSOLUTION, LIQUIDATION OR REORGANIZATION.

         Upon any distribution of the assets of the Company or any Guarantor upon any dissolution, winding up, total or partial liquidation or reorganization of the Company or a Guarantor, whether voluntary or involuntary, in bankruptcy, insolvency, receivership or a similar proceeding or upon assignment for the benefit of creditors or any marshalling of assets or liabilities:

         (a) the holders of all Senior Debt of the Company or such Guarantor, as applicable, shall first be entitled to receive payment in full of all obligations due in respect of Senior Debt (including interest accruing after the commencement of any such proceeding at the rate specified in the applicable Senior Debt whether or not allowed or allowable in such proceeding) before the Holders are entitled to receive any payment on account of any Obligation in respect of the Notes or the Guarantees, as applicable, including the principal of, premium, if any, and interest on the Notes or Additional Interest, if any, pursuant to the Registration Rights Agreement (except that the Holders may receive and retain Permitted Junior Securities and payments from the trust described in Sections 8.2 and 8.3); and

         (b) any payment or distribution of assets of the Company or such Guarantor of any kind or character from any source, whether in cash, property or securities (other than Permitted Junior Securities or payments from the trust described in Sections 8.2 and 8.3) to which the Holders or the Trustee on behalf of the Holders would be entitled (by set-off or otherwise), except for the subordination provisions contained in this Indenture, shall be paid by the liquidating trustee or agent or other person making such a payment or distribution directly to the holders of such Senior Debt or their representative to the extent necessary to make payment in full (or have such payment duly provided for) on all such Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Debt.

SECTION 11.4.       HOLDERS TO BE SUBROGATED TO RIGHTS OF HOLDERS OF SENIOR
                    DEBT.

         Subject to the payment in full in cash of all Senior Debt of the Company or any Guarantor as provided herein, the Holders of Notes shall be subrogated to the rights of the


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

holders of such Senior Debt to receive payments or distributions of assets of the Company and any Guarantor applicable to the Senior Debt until all amounts owing on the Notes shall be paid in full, and for the purpose of such subrogation no such payments or distributions to the holders of such Senior Debt by or on behalf of the Company or any Guarantor, or by or on behalf of the Holders by virtue of this Article XI, which otherwise would have been made to the Holders shall, as between the Company or any Guarantor and the Holders, be deemed to be payment by the Company or any Guarantor or on account of such Senior Debt, it being understood that the provisions of this
Article XI are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of such Senior Debt, on the other hand.

SECTION 11.5.       OBLIGATIONS OF THE COMPANY AND THE GUARANTORS UNCONDITIONAL.

         Nothing contained in this Article XI or elsewhere in this Indenture or in the Notes is intended to or shall impair, as between the Company and any Guarantors and the Holders, the obligation of each such Person, which is absolute and unconditional, to pay to the Holders the principal of, premium, if any, and interest on (or, if applicable, Additional Interest, if any, on) the Notes as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and creditors of the Company and the Guarantors other than the holders of the Senior Debt, nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon any default under this Indenture, subject to the rights, if any, under this Article XI, of the holders of Senior Debt, including, without limitation, their right to receive any cash, property or Notes of the Company and the Guarantors received upon the exercise of any such remedy. Notwithstanding anything to the contrary in this Article XI or elsewhere in this Indenture or in the Notes, upon any distribution of assets of the Company and the Guarantors referred to in this
Article XI, the Trustee, subject to the provisions of Sections 7.1 and 7.2, and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Holders for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Debt and other indebtedness of the Company or any Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XI so long as such court has been apprised of the provisions of, or the order, decree or certificate makes reference to, the provisions of this
Article XI. Nothing in this Article XI shall apply to the claims of, or payments to, the Trustee under or pursuant to Section 7.7.

SECTION 11.6. TRUSTEE ENTITLED TO ASSUME PAYMENTS NOT PROHIBITED IN ABSENCE OF NOTICE.

         The Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee unless and until a corporate trust officer of the Trustee or any Paying Agent shall have received at the addresses for notices set forth in
Section 12.2, no later than two Business Days prior to such payment written notice thereof specifically referring to this Article XI from the Company or from one or more holders of Senior Debt or from any representative therefor and, prior to the receipt of any such


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

written notice, the Trustee, subject to the provisions of Sections 7.1 and 7.2, shall be entitled in all respects conclusively to assume that no such fact exists.

         The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Debt (or a representative on behalf of such holder) to establish that such notice has been given by a holder of Senior Debt or a representative on behalf of such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person who is a holder of Senior Debt to participate in any payment or distribution pursuant to this
Article XI, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article XI, and if such evidence is not furnished the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment or until such time as the Trustee shall be otherwise satisfied as to the right of such Person to receive such payment.

SECTION 11.7.       APPLICATION BY TRUSTEE OF ASSETS DEPOSITED WITH IT.

         Amounts deposited in trust with the Trustee pursuant to and in accordance with Article VIII shall be for the sole benefit of Holders and, to the extent (i) the making of such deposit by the Company shall not be in contravention of any term or provisions the Senior Credit Facility or other Senior Debt and (ii) allocated for the payment of Notes, shall not be subject to the subordination provisions of this Article XI. Otherwise, any deposit of assets with the Trustee or the Paying Agent (whether or not in trust) for the payment of principal of or interest on any Notes shall be subject to the provisions of Sections 11.1, 11.2, 11.3 and 11.4; PROVIDED, that, if prior to one Business Day preceding the date on which by the terms of this Indenture any such assets may become distributable for any purpose (including without limitation, the payment of either principal of or interest on any Note) the Trustee or such Paying Agent shall not have received with respect to such assets the written notice provided for in Section 11.6, then the Trustee or such Paying Agent shall have full power and authority to receive such assets and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such date.

SECTION 11.8. SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF THE COMPANY, THE GUARANTORS OR HOLDERS OF SENIOR DEBT.

         No right of any present or future holders of any Senior Debt to enforce subordination provisions contained in this Article XI shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any Guarantor or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company or any Guarantor with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of Senior Debt may extend, refinance, renew, modify or amend the terms of the Senior Debt or any security therefor and release, sell or exchange such security and otherwise deal freely with the Company and the Guarantors, all without affecting the liabilities and obligations of the parties to this Indenture or the Holders. The subordination provisions contained in this Indenture are for the benefit of the holders from time to time of Senior Debt and may not be rescinded, cancelled, amended or modified in any way other than any amendment or modification that would not adversely affect


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

the rights of any holder of Senior Debt or any amendment or modification that is consented to by each holder of Senior Debt that would be adversely affected thereby. The subordination provisions hereof shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Debt is rescinded or must otherwise be returned by any holder of the Senior Debt upon the insolvency, bankruptcy, or reorganization of the Company or any Guarantor, or otherwise, all as though such payment has not been made.

SECTION 11.9.       HOLDERS AUTHORIZE TRUSTEE TO EFFECTUATE SUBORDINATION OF
                    NOTES.

         Each Holder of the Notes by his acceptance thereof authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provisions contained in this Article XI and to protect the rights of the Holders pursuant to this Indenture, and appoints the Trustee his attorney-in-fact for such purpose, including, in the event of any dissolution, winding up, liquidation or reorganization of the Company or any Guarantor (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company or any Guarantor), the immediate filing of a claim for the unpaid balance of his Notes in the form required in said proceedings and cause said claim to be approved. In the event of any liquidation or reorganization of the Company or any Guarantor in bankruptcy, insolvency, receivership or similar proceeding, if the Holders of the Notes (or the Trustee on their behalf) have not filed any claim, proof of claim, or other instrument of similar character necessary to enforce the obligations of the Company or any Guarantor in respect of the Notes at least thirty (30) days before the expiration of the time to file the same, then in such event, but only in such event, the Representatives under the Senior Credit Facility or the holders of an aggregate of at least $5,000,000 principal amount outstanding of any other Senior Debt or a representative on their behalf may, as an attorney-in-fact for such Holders, file any claim, proof of claim, or other instrument of similar character on behalf of such Holders. Nothing herein contained shall be deemed to authorize the Trustee or the holders of Senior Debt or their representative to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee or the holders of Senior Debt or their representative to vote in respect of the claim of any Holder in any such proceeding. As a condition to taking any action by the Trustee pursuant to this Section 11.9, the Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred thereby.

SECTION 11.10.      RIGHTS OF TRUSTEE TO HOLD SENIOR DEBT.

         The Trustee shall be entitled to all of the rights set forth in this
Article XI in respect of any Senior Debt at any time held by it to the same extent as any other holder of Senior Debt, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

SECTION 11.11.      ARTICLE XI NOT TO PREVENT EVENTS OF DEFAULT.

         The failure to make a payment on account of principal of, premium, if any, or interest (or Additional Interest, if any) on the Notes by reason of any provision of this Article XI shall not be construed as preventing the occurrence of a Default or an Event of Default under Section 6.1 or


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

in any way limit the rights of the Trustee or any Holder to pursue any other rights or remedies with respect to the Notes.

SECTION 11.12.      NO FIDUCIARY DUTY OF TRUSTEE TO HOLDERS OF SENIOR DEBT.

         The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt, and shall not be liable to any such holders (other than for its willful misconduct or negligence) if it shall in good faith mistakenly pay over or distribute to the Holders of Notes or the Company, any Guarantor or any other Person, cash, property or Notes to which any holders of Senior Debt shall be entitled by virtue of this Article XI or otherwise. Nothing in this
Section 11.12 shall affect the obligation of any other such Person to hold such payment for the benefit of, and to pay such payment over to, the holders of Senior Debt or their representative. In the event of any conflict between the fiduciary duty of the Trustee to the Holders of Notes and any duty to the holders of Senior Debt, the Trustee is expressly authorized to resolve such conflict in favor of the Holders.

SECTION 11.13.      NOTICE BY COMPANY.

         The Company shall promptly notify the Trustee and the Paying Agent of any facts known to the Company that would cause a payment of any Obligations with respect to the Notes to violate this Article XI, but failure to give such notice shall not affect the subordination of the Notes to the Senior Debt as provided in this Article XI.

                                   ARTICLE XII

                                  MISCELLANEOUS

SECTION 12.1.       TRUST INDENTURE ACT CONTROLS.

         If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by the TIA, the duties imposed by the TIA shall control.

SECTION 12.2.       NOTICES.

         Any notice or communication by the Company or the Trustee to the others is duly given if in writing and delivered in Person or mailed by first class mail (registered or certified, return receipt requested), telex, telecopier or overnight air courier guaranteeing next day delivery, to the others' address:

         If to the Company:

                  Anchor Gaming
                  815 Pilot Road, Suite G
                  Las Vegas, NV  89119
                  Telephone No.:  (702) 616-4254
                  Telecopier No.:  (702) 896-6992
                  Attention:  General Counsel


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

         With a copy to:

                           Hughes & Luce, L.L.P.
                           1717 Main Street, Suite 2800
                           Telephone No.:  (214) 939-5500
                           Telecopier No.:  (214) 939-5849
                           Attention:  Glen J. Hettinger

         If to the Trustee:

                  U.S. Trust Company, National Association
                  515 South Flower Street, 27th Floor
                  Los Angeles, California  90071-2291
                  Telephone No.:  (213) 861-5050
                  Telecopier No.:  (213) 488-1370
                  Attention:   Corporate Trust Administration - Anchor Gaming
                               9-7/8% Senior Subordinated Notes due 2008

         The Company or the Trustee, by notice to the others may designate additional or different addresses for subsequent notices or communications; PROVIDED, that until such time, all notices under this Indenture to the Trustee shall be sent to both of the Trustee's addresses set forth above.

         All notices and communications (other than those sent to Holders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; when answered back, if telexed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

         Any notice or communication to a Holder shall be mailed by first class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery to its address shown on the register kept by the Registrar. Any notice or communication shall also be so mailed to any Person described in TIA Section 313(c), to the extent required by the TIA. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

         If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

         If the Company mails a notice or communication to Holders, it shall mail a copy to the Trustee and each Agent at the same time.

SECTION 12.3.       COMMUNICATION BY HOLDERS OF NOTES WITH OTHER HOLDERS OF
                    NOTES.

         Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this Indenture or the Notes. The Company, any Guarantors, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c) and the Trustee shall comply with TIA
Section 312(b) in connection with any such communication.


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

SECTION 12.4.       CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

         Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee, if required by the Trustee:

         (a) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 12.5) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been satisfied; and

         (b) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 12.5) stating that, in the opinion of such counsel, all such conditions precedent and covenants, if any, have been satisfied.

SECTION 12.5.       STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

         Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA Section 314(a)(4)) shall comply with the provisions of TIA
Section 314(e) and shall include:

         (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

         (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

         (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been satisfied; PROVIDED, HOWEVER, that with respect to matters of fact, an Opinion of Counsel may rely on an Officers' Certificate or certificate of public officials.

SECTION 12.6.       RULES BY TRUSTEE AND AGENTS.

         The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

SECTION 12.7. NO PERSONAL LIABILITY OF DIRECTORS, OFFICERS, EMPLOYEES AND STOCKHOLDERS.

         No past, present or future director, officer, employee, incorporator or stockholder (direct or indirect) of the Company or the Guarantors (or any such successor entity), as such, shall have any personal liability for any Obligations of the Company or the Guarantors under the Notes, the Guarantees or this Indenture or for any claim based on, in respect of, or by reason of, such Obligations or their creation, except in their capacity as an obligor or Guarantor of the Notes in accordance with this Indenture. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes and the Guarantees.

SECTION 12.8.       GOVERNING LAW.

         THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS INDENTURE, THE NOTES AND THE GUARANTEES BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

SECTION 12.9.       NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

         This Indenture may not be used to interpret any other indenture, loan or debt agreement of the Company or its Subsidiaries or of any other Person. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 12.10.      SUCCESSORS.

         All agreements of the Company and the Guarantors in this Indenture and the Notes shall bind their successors. All agreements of the Trustee in this Indenture shall bind its successors.

SECTION 12.11.      SEVERABILITY.

         In case any one or more of the provisions of this Indenture or in the Notes or in the Guarantees shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.

SECTION 12.12.      COUNTERPART ORIGINALS.

         The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

SECTION 12.13.      TABLE OF CONTENTS, HEADINGS, ETC.

         The Table of Contents and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

                         [SIGNATURES ON FOLLOWING PAGE]

                                   SIGNATURES

         IN WITNESS WHEREOF, the parties hereto have executed this Indenture as of the date first written above.


                                     THE COMPANY:

                                     ANCHOR GAMING



                                      By:
                                          ------------------------------------
                                      Name:
                                      Title:



                                      By:
                                          ------------------------------------
                                      Name:
                                      Title:



                                      THE TRUSTEE:

                                      U.S. TRUST COMPANY, NATIONAL ASSOCIATION



                                      By:
                                      Name:
                                      Title:

                                    EXHIBIT A
                                 (Face of Note)

                                                              CUSIP No:[ (144A)]
                                                                     [ (Reg. S)]
                                                                        [ (IAI)]

         9-7/8% [Series A] [Series B] Senior Subordinated Notes due 2008

No.                                                                     $
                                                                         -----

                                  ANCHOR GAMING
promises to pay to                                       or registered assigns,

the principal sum of
                                                     Dollars on October 15, 2008
Interest Payment Dates:  April 15 and October 15

Record Dates:  April 1 and October 1
                                                     Dated:

                                      ANCHOR GAMING


                                      By:
                                          ----------------------------
                                      Name:
                                      Title:


                                      By:
                                          ----------------------------
                                      Name:
                                      Title:



Certificate of Authentication:

This is one of the [Global] Notes referred to in the within-mentioned Indenture:

U.S. TRUST COMPANY, NATIONAL ASSOCIATION



By:
    -------------------------------
         Authorized Signatory

Dated:

                                 (Back of Note)

         9-7/8% [Series A] [Series B] Senior Subordinated Notes due 2008



[THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.6 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.6(a) OF THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION
2.11 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.]

[UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN."]1

[THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY

-------------------------
(1) To be included only on Global Notes deposited with DTC as Depositary.

EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (i)(a) TO A PERSON WHO IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, (d) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR")) THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, OR (e) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE ISSUER SO REQUESTS), (ii) TO THE ISSUER OR (iii) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.]

         Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

         1. INTEREST. Anchor Gaming, a Nevada corporation (the "Company"), promises to pay interest on the principal amount of this Note at the rate of 9-7/8% per annum from October 17, 2000 until maturity and shall pay the Additional Interest, if any, payable pursuant to Section 4 of the Registration Rights Agreement referred to below. The Company will pay interest and Additional Interest, if any, semi-annually on April 15 and October 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date"). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; PROVIDED that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; PROVIDED, FURTHER, that the first Interest Payment Date shall be April 15, 2001. The Company shall pay interest (including Accrued Bankruptcy Interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at the rate of 11-7/8% per annum; the Company shall pay interest (including Accrued Bankruptcy Interest in any proceeding under any

Bankruptcy Law) on overdue installments of interest and Additional Interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of 12 30-day months.

         2. METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) and Additional Interest to the Persons who are registered Holders of Notes at the close of business on the April 1 or October 1 next preceding the Interest Payment Date (each a "Record Date"), even if such Notes are cancelled after such Record Date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture (as defined below) with respect to defaulted interest. The Notes will be payable as to principal, premium, if any, interest and Additional Interest, if any, at the office or agency of the Company maintained for such purpose, or, at the option of the Company, payment of interest and Additional Interest, if any, may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and PROVIDED that payment by wire transfer of immediately available funds will be required with respect to principal of and interest, premium, if any, and Additional Interest, if any, on all Global Notes. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         3. PAYING AGENT AND REGISTRAR. Initially, U.S. Trust Company, National Association, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

         4. INDENTURE. The Company issued the Notes under an Indenture, dated as of October 17, 2000 ("Indenture"), among the Company, the Guarantors party thereto and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms.

         5. OPTIONAL REDEMPTION. After October 15, 2004, the Company may redeem all or a part of the Notes upon not less than 30 days nor more than 60 days prior notice mailed by first class mail to each Holder at its last registered address, at the redemption prices (expressed as percentages of the principal amount of the Notes being redeemed) set forth below PLUS accrued and unpaid interest and Additional Interest, if any, thereon, if any, to the applicable redemption date (subject to the right of Holders of record on the relevant Record Date that is on or prior to the redemption date to receive interest due on the corresponding Interest Payment Date), if redeemed during the twelve-month period beginning on October 15 of the years indicated below:


         YEAR                                                 PERCENTAGE
         ----                                                 ----------
         2004.............................................    104.9375%
         2005.............................................    102.4688%
         2006 and thereafter..............................    100.0000%


         In addition, prior to October 15, 2003, the Company may, on any one or more occasions, redeem up to 35% of the aggregate principal amount of the Notes originally issued under this Indenture at a redemption price equal to 109.875% of the principal amount thereof, PLUS accrued and unpaid interest and Additional Interest thereon, if any, to the redemption date (subject to the right of Holders on the relevant Record Date that is on or prior to the redemption date to receive interest due on an Interest Payment Date), with the Net Cash Proceeds of a Qualifying Public Offering; PROVIDED that: (i) at least $150.0 million aggregate principal amount of the Notes remains outstanding immediately after the occurrence of such redemption; and (ii) such redemption occurs within 60 days of the date of the closing of such Qualifying Public Offering.

         6. MANDATORY DISPOSITION PURSUANT TO GAMING LAWS. If a Holder or beneficial owner of a Note is required to be licensed, qualified or found suitable under applicable Gaming Laws and is not so licensed, qualified or found suitable, or if a Holder or a beneficial owner of a Note fails to take the steps necessary to seek such license, qualification or finding of suitability, the Company shall have the right, at its option: (a) to require such Holder or beneficial owner to dispose of such Holder's Notes or beneficial owner's beneficial interests in Notes within 30 days after receipt of notice of the Company's election or such earlier date as may be requested or prescribed by any Gaming Authority; or (b) to redeem such Notes which redemption may occur less than 30 days following the notice of redemption so requested or prescribed by the applicable Gaming Authority, at a redemption price equal to the lesser of:
(i) such Holder's or beneficial owner's cost of the Notes being redeemed, plus accrued and unpaid interest or Additional Interest, if any, to the earlier of the redemption date or the date of the finding of unsuitability; and (ii) 100% of the principal amount of such Notes, plus accrued and unpaid interest or Additional Interest, if any, to the earlier of the redemption date or the date of the finding of unsuitability, or such other amount as may be required by applicable law or order of such Gaming Authority.

         The Company is not required to pay or reimburse any Holder or beneficial owner of a Note for the costs of licensure or investigation for such licensure, qualification, or finding of suitability. Any Holder or beneficial owner of a Note required to be licensed, qualified or found suitable under applicable Gaming Laws must pay all investigative fees and costs of the Gaming Authorities in connection with such licensure, qualification, suitability or application therefor. The Company will not be obligated to pay, or reimburse any Holder for, any costs and expenses a Holder may incur in connection with any mandatory disposition of its Notes.

         7.       OFFERS TO PURCHASE.

                  (a) CHANGE OF CONTROL. The Company must commence, within 10 days of the occurrence of a Change of Control, and consummate an Offer to Purchase for all Notes then outstanding, at a purchase price equal to 101% of the principal amount thereof, plus accrued interest (if any) to the Payment Date.

                  (b) ASSET SALE. Unless the Notes are rated the Required Rating (during which time Section 4.13 of the Indenture will not be in effect), the Company will not, and will not permit any of its Restricted Subsidiaries to, consummate an Asset Sale unless: (i) the Company (or the Restricted Subsidiary, as the case may be) receives consideration at the time of such Asset Sale at least equal to the fair market value of the assets or Equity Interests issued or sold or otherwise disposed of; and (ii) at least 75% of the consideration therefor received by the Company or such Restricted Subsidiary is in the form of cash or Cash Equivalents. For purposes of this provision only, the following will be considered "cash": (A) any Senior Debt that is assumed by the transferee of any such assets, to the extent the Company or such Restricted Subsidiary is released from any further liability; (B) any securities, notes or other obligations received by the Company or any such Restricted
Subsidiary from such transferee that are converted by the Company or such Restricted Subsidiary into cash (to the extent of the cash received) within 30 days after receipt; (C) any Designated Non-Cash Consideration; PROVIDED, HOWEVER, that such Designated Non-Cash Consideration will not constitute Net Proceeds for purposes of the next succeeding paragraph unless and until converted into cash or Cash Equivalents, to the extent of the cash or Cash Equivalents received; and (D) an amount equal to the fair market value of any Additional Assets received by the Company or any Restricted Subsidiary consummating an Asset Sale from the transferee of assets; provided that such Additional Assets will not constitute Net Proceeds for purposes of the next succeeding paragraph.

                  Within 365 days after the receipt of any Net Proceeds from an Asset Sale, the Company may use such Net Proceeds, at its option: (i) to repay Senior Debt (and to cause the related loan commitment (if any) to be permanently reduced by an amount equal to the principal amount so repaid); (ii) to make capital expenditures; or (iii) to acquire Additional Assets. Pending the final application of any such Net Proceeds, the Company may temporarily reduce revolving credit borrowings or otherwise invest such Net Proceeds in any manner that is not prohibited by this Indenture. Any Net Proceeds from Asset Sales that are not applied or invested as provided in the first sentence of this paragraph will be deemed to constitute "Excess Proceeds." When the aggregate amount of Excess Proceeds exceeds $10.0 million, the Company will make an offer (an "Asset Sale Offer") to all Holders of Notes and, to the extent required by the terms of any Pari Passu Indebtedness, an offer to purchase to all holders of such Pari Passu Indebtedness, to purchase for cash the maximum principal amount of Notes and any such Pari Passu Indebtedness that may be purchased out of the Excess Proceeds at an offer price equal to 100% of the principal amount thereof repurchased PLUS, in each case, accrued interest and Additional Interest thereon, if any, to the date of purchase. To the extent that the aggregate principal amount of Notes and Pari Passu Indebtedness tendered pursuant to an Asset Sale Offer and related offer to purchase Pari Passu Indebtedness is less than the Excess Proceeds, the Company may use any remaining Excess Proceeds for general corporate purposes. If the aggregate principal amount of Notes and Pari Passu Indebtedness tendered exceeds the Excess Proceeds, the Notes and Pari Passu Indebtedness shall be purchased on a pro rata basis. The trustee shall select the tendered Notes to be purchased on a pro rata basis (based upon the outstanding principal amount of the Notes tendered by each Holder). Upon completion of such offer to purchase, the amount of Excess Proceeds shall be reset at zero.

         8. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, it need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

         9. PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

         10. AMENDMENT, SUPPLEMENT AND WAIVER, Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Notes, and any existing Default or compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes. Without the consent of any Holder of a Note, the Indenture or the Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Company's or a Guarantor's obligations to Holders of the Notes in case of a merger or consolidation, to provide for additional Guarantees as set forth in the Indenture or for the release or assumption of Guarantees in compliance with the Indenture, to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect the legal rights under the Indenture of any such Holder, or to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA.

         11. DEFAULTS AND REMEDIES. The Indenture provides that each of the following constitutes an Event of Default: (a) the failure to pay when due accrued and unpaid interest on, or Additional Interest with respect to, the Notes (whether or not such payment is prohibited by Article XI of the Indenture), which failure continues for a period of 30 days; (b) the failure to pay when due the principal of or premium, if any, on the Notes (whether or not such payment is prohibited by Article XI of the Indenture), whether at its Stated Maturity or in connection with any redemption or repurchase of Notes the Company is obligated to make; (c) failure by the Company or any Guarantor to comply with the provisions of Section 4.13, 4.14, 10.3 or 5.1 of the Indenture;
(d) failure by the Company or any Guarantor for 30 days after notice to comply with any of its other agreements in this Indenture or the Notes; (e) a default shall occur under any mortgage, indenture or instrument under which there is issued, or which secures or evidences, any Debt for money borrowed by the Company or any of its Restricted Subsidiaries (or the payment of which is guaranteed by the Company or any of its Restricted Subsidiaries), whether such Debt or guarantee now exists, or is created after the Issue Date, which default
(i) is caused by a failure to pay principal of or premium, if any, or interest on such Debt before the expiration of the grace period provided in the documents governing such Debt on the date of such default (a "Payment Default") or (ii) results in the acceleration of such Debt before its express maturity, and, in each case, the principal amount of any such Debt, together with the principal amount of any other such Debt under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $10.0 million or more;
(f) failure by the Company or any of its Restricted Subsidiaries to pay final judgments aggregating in excess of $10.0 million, which judgments are not paid, discharged or stayed for a period of 60 days; (g) except as permitted by this Indenture, any Guarantee shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any Guarantor, or any Person acting on behalf of any Guarantor, shall deny or disaffirm such Guarantor's obligations under its Guarantee; (h) a court having jurisdiction in the premises enters a decree or order (i) for relief in respect of the Company or any Restricted Subsidiary in an involuntary case under any applicable Bankruptcy Law now or hereafter in effect, (ii) adjudging the Company or any Restricted Subsidiary a bankrupt or insolvent or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Restricted Subsidiary under any applicable Bankruptcy Law now or hereafter in effect, (iii) for appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Company or any Restricted Subsidiary or for all or substantially all of the property and assets of the Company or any Restricted Subsidiary or (iv) for the winding up or liquidation of the affairs of the Company or any Restricted Subsidiary and, in each case, such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; (i) the Company or any Restricted Subsidiary (i) commences a voluntary case under any applicable Bankruptcy Law now or hereafter in effect, or consents to the entry of an order for relief or the filing of a petition in an involuntary case under any such law, (ii) consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Company or any Restricted Subsidiary or for all or substantially all of the property and assets of the Company or any Restricted Subsidiary or (iii) effects any general assignment for the benefit of creditors; or (j) the occurrence of any revocation, failure to renew or suspension of, or the appointment of a receiver, supervisor or similar officer with respect to, any gaming license issued by any Nevada Gaming Authority covering any gaming activities of the Company or any Restricted Subsidiary if such action has a material adverse effect upon the Company and its Restricted Subsidiaries taken as a whole and such occurrence continues for 30 days.

         12. RANKING. The Notes and the Guarantees are subordinated in right of payment, to the extent and in the manner provided in Article XI and
Section 10.07 of the Indenture, to the prior payment in full of all Senior Debt. The Company agrees, and each Holder by accepting a Note consents and agrees, to the subordination provided in the Indenture and authorizes the Trustee to give it effect.

         13. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

         14. NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator or stockholder, of the Company or any Guarantor, as such, shall not have any liability for any obligations of the Company under the Notes, the Indenture or the Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases each and every such Person from all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

         15. AUTHENTICATION. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

         16. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

         17.        ADDITIONAL RIGHTS OF HOLDERS OF TRANSFER RESTRICTED NOTES.
In addition to the rights provided to Holders of Notes under the Indenture, Holders of Transfer Restricted Notes shall have all the rights set forth in the Registration Rights Agreement dated as of the date of the Indenture, among the Company, the Guarantors and the Placement Agents (the "Registration Rights Agreement").

         18. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

         The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

                                    Anchor Gaming
                                    815 Pilot Road, Suite G
                                    Las Vegas, Nevada  89119
                                    Attention:  Chief Financial Officer
                                    Telephone No.:  (702) 616-4254

                                    GUARANTEE

         The Guarantors listed below (hereinafter referred to as the "Guarantors," which term includes any successors or assigns under the Indenture and any additional Guarantors), have irrevocably and unconditionally guaranteed the Guarantee Obligations, which include (i) the due and punctual payment of the principal of, premium, if any, and interest and Additional Interest, if any, on the 9-7/8% Senior Subordinated Notes due 2008 (the "Notes") of Anchor Gaming, a Nevada corporation (the "Company"), whether at stated maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal and premium, if any, and (to the extent permitted by law) interest on any interest or Additional Interest, if any, on the Notes, and the due and punctual performance of all other obligations of the Company, to the Holders or the Trustee all in accordance with the terms set forth in Article X of the Indenture and (ii) in case of any extension of time of payment or renewal of any Notes or any such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

         The obligations of each Guarantor to the Holders and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article X of the Indenture and reference is hereby made to such Indenture for the precise terms of this Guarantee.

         The obligations of each Guarantor to the Holders and to the Trustee pursuant to this Guarantee and the Indenture are expressly subordinated to Senior Debt of the Guarantor as set forth in Section 10.07 of the Indenture and reference is hereby made to such Section for the precise terms of such subordination.

         No stockholder, employee, officer, director or incorporator, as such, past, present or future of each Guarantor shall have any liability under this Guarantee by reason of his or its status as such stockholder, employee, officer, director or incorporator.

         This is a continuing guarantee and shall remain in full force and effect and shall be binding upon each Guarantor and its successors and assigns until full and final payment of all of the Company's obligations under the Notes and Indenture or until released or has no further force or effect in accordance with the Indenture and shall inure to the benefit of the successors and assigns of the Trustee and the Holders, and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. This is a guarantee of payment and not of collectibility.

         This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

         The Obligations of each Guarantor under its Guarantee shall be limited to the extent necessary to insure that it does not constitute a fraudulent conveyance under applicable law.

         THE TERMS OF ARTICLE X OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

         Capitalized terms used herein have the same meanings given in the Indenture unless otherwise indicated.

Dated as of October 17, 2000
                                      ANCHOR COIN
                                      ANCHOR NATIVE AMERICAN GAMING CORPORATION
                                      ANCHOR PALA DEVELOPMENT LLC
                                      ANCHOR PALA MANAGEMENT LLC
                                      AUTOMATED WAGERING INTERNATIONAL,  INC.
                                      C.G. INVESTMENTS, INC.
                                      DD STUD, INC.
                                      DYNATOTE OF PENNSYLVANIA, INC.
                                      GREEN MOUNTAIN ENTERTAINMENT, INC.
                                      NUEVO SOL TURF CLUB, INC.
                                      POWERHOUSE TECHNOLOGIES, INC.
                                      RAVEN'S D&R MUSIC SYSTEMS, INC.
                                      UNITED TOTE COMPANY
                                      UNITED WAGERING SYSTEMS, INC.
                                      VLC, INC.
                                      VLC OF NEVADA, INC.


                                      By: _________________________
                                      Name:
                                      Title:

                                 ASSIGNMENT FORM

         To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to

--------------------------------------------------------------------------------
                  (Insert assignee's soc. sec. or tax I.D. no.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint _____________________________________________________
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

--------------------------------------------------------------------------------

Date:________________________________

Your Signature:___________________________________________________________
                    (SIGN exactly as your name appears on the FACE of this Note)

Signature Guarantee.

                       OPTION OF HOLDER TO ELECT PURCHASE

         If you want to elect to have this Note purchased by the Company pursuant to Section 4.13 or 4.14 of the Indenture, check the box below:

                  / / Section 4.13               / / Section 4.14
                      Asset Sale Offer               Change of Control Offer

         If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.13 or Section 4.14 of the Indenture, state the amount you elect to have purchased: $___________

         Date:___________        Your Signature:____________________________
                                 (Sign exactly as your name appears on the Note)

                                 Tax Identification No.:____________________

         Signature Guarantee.

             SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE(2)

         The following exchanges of a part of this Global Note for an interest in another Global Notes or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:


                                                                           Principal Amount of        Signature of
                          Amount of increase in  Amount of decrease in      this Global Note       authorized officer
                           Principal Amount of    Principal Amount of    following such decrease   of Trustee or Note
    Date of Exchange        this Global Note        this Global Note          (or increase)            Custodian
    ----------------      ---------------------  ---------------------   -----------------------   ------------------

























---------------------------
(2) This should be included only if the Note is issued in global form.

                                    EXHIBIT B

                         FORM OF CERTIFICATE OF TRANSFER

Anchor Gaming
815 Pilot Road, Suite G
Las Vegas, Nevada 89119
Attention:  General Counsel

U.S. Trust Company, National Association
515 South Flower Street, 27th Floor
Los Angeles, California  90071



         Re:      9-7/8% SENIOR SUBORDINATED NOTES DUE 2008

Dear Sirs:

         Reference is hereby made to the Indenture, dated as of October 17, 2000 (the "Indenture"), among Anchor Gaming, as issuer (the "Company"), the Guarantors named therein and U.S. Trust Company, National Association, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture. __________________ (the "Transferor") owns and proposes to transfer the Note[s] or interest in such Note(s] specified in Annex A hereto, in the principal amount of $ __________ in such Note(s] or interests (the "Transfer"), to ______________ (the "Transferee"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

         1. / / CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE 144A GLOBAL NOTE OR A DEFINITIVE NOTE PURSUANT TO RULE 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest in a Global Note or a Definitive Note is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest in a Global Note or such Definitive Note for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any State of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Note and/or the Definitive Note and in the Indenture and the Securities Act.

         2. / / CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE REGULATION S GLOBAL NOTE OR A DEFINITIVE NOTE PURSUANT TO REGULATION S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts (as defined in Rule 902 of Regulation S) have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the Distribution Compliance Period (as provided in Rule 904 of Regulation S), the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than a Placement Agent) and the interest transferred will be held immediately thereafter through Euroclear or Clearstream. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest in a Global Note or Definitive Note will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Regulation S Global Note and/or the Definitive Note and in the Indenture and the Securities Act.

         3. / / CHECK AND COMPLETE IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN A IAI GLOBAL NOTE OR A DEFINITIVE NOTE PURSUANT TO ANY PROVISION OF THE SECURITIES ACT OTHER THAN RULE 144A OR REGULATION S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Notes and Restricted Definitive Notes and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any State of the United States, and accordingly the Transferor hereby further certifies that (check one):

                  (a) / / Such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act; or

                  (b) / / Such Transfer is being effected to the Company or a subsidiary thereof; or

                  (c) / / Such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act; or

                  (d) / / such Transfer is being effected to an Institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Note or Restricted Definitive Notes and the requirements of the exemption claimed, which certification is supported by

         (1) a certificate executed by the Transferee in a form of Exhibit D to the Indenture and (2) if such Transfer is in respect of a principal amount of Notes at the time of transfer of less than $250,000, an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification and provided to the Company, which has confirmed its acceptability), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Definitive Notes and in the Indenture and the Securities Act.

         4. / / CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE OR OF AN UNRESTRICTED DEFINITIVE NOTE.

                  (a) / / CHECK IF TRANSFER IS PURSUANT TO RULE 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest in a Global Note or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

                  (b)        / / CHECK IF TRANSFER IS PURSUANT TO REGULATION S.
         (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

                  (c) / / CHECK IF TRANSFER IS PURSUANT TO OTHER EXEMPTION. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest in a Global Note or Definitive Note will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes or Restricted Definitive Notes and in the Indenture.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

         --------------------------------
         [Insert Name of Transferor]


         By:
            -----------------------------
         Name:
         Title:

Dated:
      -----------------------------------

                       ANNEX A TO CERTIFICATE OF TRANSFER

         1.       The Transferor owns and proposes to transfer the following:

                                   [CHECK ONE OF (a) OR (b)]

                  (a)      / /      a beneficial interest in the:

                           (i)      / /     144A Global Note (CUSIP       ), or

                           (ii)     / /     Regulation S Global Note
                                            (CUSIP       ), or

                           (iii)    / /     IAI Global Note (CUSIP       ), or

                  (b)      / /      a Restricted Definitive Note.

         2.        After the Transfer the Transferee will hold:

                                   [CHECK ONE]

                  (a)      / /      a beneficial interest in the:

                           (i)      / /     144A Global Note (CUSIP       ), or

                           (ii)     / /     Regulation S Global Note
                                            (CUSIP       ), or

                           (iii)    / /     IAI Global Note (CUSIP       ), or

                           (iv)     / /     Unrestricted Global Note
                                            (CUSIP       ); or

                  (b)      / /      a Restricted Definitive Note; or

                  (c)      / /      an Unrestricted Definitive Note,

         in accordance with the terms of the Indenture.

                                    EXHIBIT C

                         FORM OF CERTIFICATE OF EXCHANGE

Anchor Gaming
815 Pilot Road, Suite G
Las Vegas, Nevada 89119
Attention:  General Counsel

U.S. Trust Company, National Association
515 South Flower Street, 27th Floor
Los Angeles, California  90071



         Re:      9-7/8% SENIOR SUBORDINATED NOTES DUE 2008

Dear Sirs:

         Reference is hereby made to the Indenture, dated as of October 17, 2000 (the "Indenture"), among Anchor Gaming, as issuer (the "Company"), the Guarantors party thereto and U.S. Trust Company, National Association, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                     , (the "Owner") owns and proposes to exchange the Note[s] or beneficial interests in such Notes specified herein, in the principal amount
of $             in such Note[s] or beneficial interests in such Notes (the
"Exchange"). In connection with the Exchange, the Owner hereby certifies that:

         1. EXCHANGE OF RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN A RESTRICTED GLOBAL NOTE FOR UNRESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN AN UNRESTRICTED GLOBAL NOTE

                  (a)        / /        CHECK IF EXCHANGE IS FROM BENEFICIAL
INTEREST IN A RESTRICTED GLOBAL NOTE TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for a beneficial interest in an Unrestricted Global
Note in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the "Securities Act"), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Note is being acquired in compliance with any applicable blue sky securities laws of any State of the United States.

                  (b)        / /        CHECK IF EXCHANGE IS FROM BENEFICIAL
INTEREST IN A RESTRICTED GLOBAL NOTE TO UNRESTRICTED DEFINITIVE NOTE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Definitive Note is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any State of the United States.

                  (c)        / /        CHECK IF EXCHANGE IS FROM RESTRICTED
DEFINITIVE NOTE TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE. In connection with the Owner's Exchange of a Restricted Definitive Note for a beneficial interest in an Unrestricted Global Note, the Owner hereby certifies
(i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any State of the United States.

                  (d)        / /        CHECK IF EXCHANGE IS FROM RESTRICTED
DEFINITIVE NOTE TO UNRESTRICTED DEFINITIVE NOTE. In connection with the Owner's Exchange of a Restricted Definitive Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Unrestricted Definitive Note is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any State of the United States.

         2. EXCHANGE OF RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES FOR RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES

                  (a)        / /        CHECK IF EXCHANGE IS FROM BENEFICIAL
INTEREST IN A RESTRICTED GLOBAL NOTE TO RESTRICTED DEFINITIVE NOTE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for a Restricted Definitive Note with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Note is being acquired for the Owner's own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Definitive Note issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Note and in the Indenture and the Securities Act.

                  (b)        / /        CHECK IF EXCHANGE IS FROM RESTRICTED
DEFINITIVE NOTE TO BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE. In connection with the Exchange of the Owner's Restricted Definitive Note for a beneficial interest in the: [CHECK ONE] / / 144A Global Note or / / Regulation S Global Note or / / IAI Global Note with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any State of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Note and in the Indenture and the Securities Act.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

-----------------------------
[Insert Name of Owner]


By:
   --------------------------
Name:
Title:

Dated:
      -----------------------

                                    EXHIBIT D

                       FORM OF CERTIFICATE FROM ACQUIRING
                        INSTITUTIONAL ACCREDITED INVESTOR

Anchor Gaming
815 Pilot Road, Suite G
Las Vegas, Nevada 89119
Attention:  General Counsel

U.S. Trust Company, National Association
515 South Flower Street, 27th Floor
Los Angeles, California  90071



         Re:      9-7/8% SENIOR SUBORDINATED NOTES DUE 2008

Dear Sirs:

         Reference is hereby made to the Indenture, dated as of October 17, 2000 (the "Indenture"), among Anchor Gaming, as issuer (the "Company"), the Guarantors party thereto and U.S. Trust Company, National Association, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         In connection with our proposed purchase of $ _______________aggregate principal amount of: (a) a beneficial interest in a Global Note, or (b) a Definitive Note, we confirm that:

         1. We understand that any subsequent transfer of the Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes or any interest therein except in compliance with, such restrictions and conditions and the United States Securities Act of 1933, as amended (the "SECURITIES ACT").

         2. We understand that the offer and sale of the Notes have not been registered under the Securities Act, and that the Notes and any interest therein may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell the Notes or any interest therein, we will do so only (A) to the Company or a subsidiary thereof,
(B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (c) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker dealer) to you and to the Company a signed letter substantially in the form of this letter and, if the proposed transfer is in respect of an aggregate principal amount of Notes of less than $250,000, an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act, (D) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the provisions of Rule 144 under the Securities Act or

(F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing the Definitive Note from us in a transaction meeting the requirements of clauses (A) through (E) of this paragraph a notice advising such purchaser that resales thereof are restricted as stated herein.

         3. We understand that, on any proposed resale of the Notes or beneficial interest therein, we will be required to furnish to you and the Company such certifications, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us will bear a legend to the foregoing effect. We further understand that any subsequent transfer by us of the Notes or beneficial interest therein acquired by us must be effected through one of the Placement Agents.

         4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

         5. We are acquiring the Notes or beneficial interest therein purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

         You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.


-------------------------------------------
[Insert Name of Accredited Investor]

By:
       ------------------------------------
       Name:
       Title:

Dated: _____________________, _____________

                                    EXHIBIT E

                         FORM OF SUPPLEMENTAL INDENTURE
                          TO BE DELIVERED BY SUBSEQUENT
                              SUBSIDIARY GUARANTORS

         Supplemental Indenture (this "Supplemental Indenture"), dated as of ____, among __________(the "Guaranteeing Subsidiary" and a "Guarantor"), a subsidiary of Anchor Gaming (or its permitted successor), a Nevada corporation (the "Company"), the Company, the other Guarantors (as defined in the Indenture referred to herein) and U.S. Trust Company, National Association, as trustee under the Indenture referred to below (the "Trustee").

                               W I T N E S S E T H

         WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (the "Indenture"), dated as of October 17, 2000 providing for the issuance of the Company's 9-7/8% Senior Subordinated Notes due 2008 (the "Notes");

         WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiary shall execute and deliver to the Trustee a supplemental indenture pursuant to which newly-acquired or created Guarantors shall unconditionally guarantee all of the Company's Obligations under the Notes and the Indenture on the terms and conditions set forth herein (the "Subsidiary Guarantee"); and

         WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiary and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

         1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

         2. AGREEMENT TO GUARANTEE. The Guaranteeing Subsidiary irrevocably and unconditionally guarantees the Guarantee Obligations, which include (i) the due and punctual payment of the principal of, premium, if any, and interest and Additional Interest, if any, on the Notes, whether at stated maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal and premium, if any, and (to the extent permitted by law) interest on any interest and Additional Interest, if any, on the Notes, and the due and punctual performance of all other obligations of the Company, to the Holders or the Trustee all in accordance with the terms set forth in Article X of the Indenture, and (ii) in case of any extension of time of payment or renewal of any Notes or any such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.


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


         The obligations of Guaranteeing Subsidiary to the Holders and to the Trustee pursuant to this Subsidiary Guarantee and the Indenture are expressly set forth in Article X of the Indenture and reference is hereby made to such Indenture for the precise terms of this Subsidiary Guarantee.

         No stockholder, employee, officer, director or incorporator, as such, past, present or future of the Guaranteeing Subsidiary shall have any liability under this Subsidiary Guarantee by reason of his or its status as such stockholder, employee, officer, director or incorporator.

         This is a continuing Guarantee and shall remain in full force and effect and shall be binding upon the Guaranteeing Subsidiary and its successors and assigns until full and final payment of all of the Company's obligations under the Notes and Indenture or until released in accordance with the Indenture and shall inure to the benefit of the successors and assigns of the Trustee and the Holders, and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. This is a Guarantee of payment and not of collectibility.

         The Obligations of the Guaranteeing Subsidiary under its Guarantee shall be limited to the extent necessary to insure that its Guarantee does not constitute a fraudulent conveyance under applicable law.

         THE TERMS OF ARTICLE X OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

         3. NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

         4. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.


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


         5. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

                                   GUARANTOR:

                                   -----------------



                                   By:
                                      -------------------------------------
                                          Name:
                                          Title:



                                   By:
                                      -------------------------------------
                                          Name:
                                          Title:



                                   THE TRUSTEE:

                                   U.S. TRUST COMPANY, NATIONAL ASSOCIATION



                                   By:
                                      -------------------------------------
                                          Name:
                                          Title:


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